As filed with the U.S. Securities and Exchange Commission on April 29, 2026
1933 Act Registration No. 333-216125
1940 Act registration No. 811-21111

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 15	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 78	☒

THRIVENT VARIABLE ANNUITY ACCOUNT I
(Exact Name of Registered Separate Account)
Thrivent Financial for Lutherans
(Name of Insurance Company)
600 Portland Avenue S., Suite 100
Minneapolis, Minnesota 55415
(Address of Insurance Company's Principal Executive Offices)
Insurance Company’s Telephone Number, including Area Code: 920-628-2347
Cynthia K. Mueller

4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service)
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2026 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Check each box that appropriately characterizes the Registrant:
☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☒	Insurance Company relying on Rule 12h-7 under the Exchange Act
☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Thrivent AdvisorFlex Variable AnnuityTM
Thrivent Variable Annuity Account I

Statutory Prospectus April 30, 2026
This prospectus describes key features of the Thrivent AdvisorFlex Variable Annuity Contract (the “Contract”) offered by Thrivent Financial for Lutherans (“Thrivent,” “we,” “us” or “our”), a fraternal benefit society organized under Wisconsin law. This is an individual flexible premium deferred variable annuity. We no longer issue new Contracts.
The Contract is sold by a broker-dealer through their registered investment advisors. The Contract is intended to be used by investors who have engaged a financial advisor to manage their Contracts’ Accumulated Value for a fee, which is charged in addition to the Contract fees and expenses. If you elect to have the investment advisor fee deducted from the Contract, this deduction may reduce the death benefit or the optional death benefit (if elected) and may be subject to federal and state income taxes and a 10% federal penalty tax. Pursuant to guidance provided by the Internal Revenue Service in a series of Private Letter Rulings, we will only permit the automatic deduction of investment advisor fees from the Contract to be directly paid to the registered investment advisor, if certain requirements are met.  If the requirements are met through you completing our form in good order, we will not treat the deduction of fees as taxable distributions.
This Contract has Variable Options and a Fixed Account option. Additional information about each Variable Option and the Fixed Account can be found in the Appendix.
The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment as is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties.
Thrivent’s obligations under the Contract are subject to its financial strength and claims-paying ability.
Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Special Terms
Accumulated Value	The sum of the values for your Contract in subaccounts and the Fixed Account.
Age	The Annuitant’s Issue Age increased by one on each Contract Anniversary.
Annuitant	The person(s) named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.
Annuity Date	A date when annuity income payments begin.
Cash Surrender Value	The Cash Surrender Value on any day is the greater of the Accumulated Value minus any Surrender Charge or the minimum amount required by law.
Contract	The flexible premium deferred variable annuity contract offered by Thrivent and described in this prospectus.
Contract Anniversary	The same date in each succeeding year as the Date of Issue.
Contract Owner
The person who controls all the rights under the Contract while the
Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application or the Contract is assigned to another person.

Contract Year	The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.
Date of Issue	The date on which the application is signed.
Fixed Account
An Investment Option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a subaccount. For the current interest rate, please call our Service Center at
1-800-847-4836.

General Account
The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate
Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.

Investment Option	A Variable Option or the Fixed Account available in this Contract.
Issue Age	The age of the Annuitant on his or her birthday nearest the Date of Issue.
Maximum Anniversary Death Benefit (MADB) Rider
This is an optional benefit that may be selected at the time of application for an additional fee. It can provide you with an increased death benefit based on the Accumulated Value on a Contract Anniversary.

Notice	A request signed by you or provided in another manner acceptable to us and received in good order by us at our Service Center.
Owner, you, your, yours	The owner of this contract.
Portfolio	Each subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Qualified Plan	A retirement plan that receives favorable tax treatment under Section 408, 408A or similar provisions of the Internal Revenue Code.
Service Center	Thrivent, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the Contract Owner.
Settlement Option	You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.

Spouse
An individual lawfully married to another individual as defined by federal tax law. The marriage must be recognized by the state, possession, or territory of the United States in which the marriage is entered into, regardless of domicile. Individuals who enter into a marriage under the laws of a foreign jurisdiction are recognized as married for federal tax law purposes if the relationship would be recognized as marriage under the laws of at least one state, possession, or territory of the United States, regardless of domicile.

Surrender Charge	A charge that applies to withdrawals that have not met the waiting period. Each premium payment has its own 3-year Surrender Charge period.
Valuation Day	Each day the New York Stock Exchange is open for trading. The Valuation Day ends at the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.
Valuation Period	The period of time from the determination of Accumulation Values on a Valuation Day to the determination of those values on the next Valuation Day.
Variable Account	Thrivent Variable Annuity Account I, which is a Separate Account of Thrivent.
Variable Option	An Investment Option under the Contract of which the value of the contract during the accumulation phase varies according to the investment experience of a Subaccount .

Overview of the Contract
What is the Contract, and what is it designed to do?
The Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement or other long-term goals, through an investment in one or more Portfolios and the Fixed Account.
When you are ready to take money out of the annuity, the Contract offers withdrawals on an ad hoc or systematic basis. Annuities provide you the option of electing from several types of annuity payments (Settlement Options), that can be guaranteed for a set timeframe or for your lifetime.
For whom is the Contract appropriate?
The Contract may be appropriate if you have a long-term investment horizon and desire ongoing investment advice for an additional fee. It is not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading. If you elect to have the advisory fee deducted from the Contract, this deduction may reduce the death benefit or the optional death benefit (if elected) and may be subject to federal and state income taxes and a 10% federal penalty tax. See Charges-Investment Advisor Fees for more information.
What are the phases of the Contract?
The Contract has two phases, the accumulation phase and the income phase. During the accumulation phase, you may make premium payments and transfer Accumulated Value between the various investment options and the Fixed Account, subject to some limitations. Additional information about the available investment options can be found in the Appendix at the end of this document. The income phase begins when we begin to make payments to you. If you elect to annuitize, you may have all or part of your Contract’s Accumulated Value converted into guaranteed annuity payments (a Settlement Option).
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the Accumulated Value to a variety of investment options and the Fixed Account. For the current Fixed Account interest rate, please call our Service Center at 1-800-847-4836.
Tax Treatment: The premium payments you put into the Contract have the potential to accumulate on a tax-deferred basis. This means earnings are not taxed until money is paid out of the Contract.
Dollar Cost Averaging: You may choose one of two different Dollar Cost Averaging programs that allow you to have automatic periodic transfers made to one or more of the variable Portfolios. Either Dollar Cost Averaging Program allows such investments to be made in installments over time. The minimum premium necessary to establish a Dollar Cost Averaging Program is $10,000.
Asset Rebalancing: You may choose the Automatic Asset Rebalancing Program, which transfers your Accumulated Value among variable Portfolios on a regular basis according to your instructions. This can help you select a specific asset allocation and maintain it over time.
Death Benefits: The Contract offers a Standard Death Benefit during the accumulation phase for your beneficiaries. There is also an optional death benefit rider, which you may add for an additional charge, that may increase the death benefit. Death Proceeds are calculated at the end of the Valuation Period during which we receive at our Service Center due proof of death. The amount of Death Proceeds is the greater of the Accumulated Value or the Standard Death Benefit. Once calculated, Death Proceeds may continue to be subject to the investment experience of the Subaccounts until each beneficiary submits a claim form in good order.
Settlement Options: You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.

Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES				Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you withdraw money from the Contract within 3 years of your last premium payment, you may be assessed a Surrender Charge. The maximum
Surrender Charge is 2% during the first year after a premium payment and is
1% in years two and three. If you make an early withdrawal, you could pay a
Surrender Charge of up to $2,000 on a $100,000 investment.
You may surrender a free amount each Contract Year. In the first Contract
Year, the amount is 10% of the Accumulated Value existing at the time the first surrender is made in that Contract Year. In subsequent years, the amount is 10% of the Accumulated Value existing at the start of that Contract Year.
				Fee Table
Are There Transaction Charges?
Yes. In addition to Surrender Charges , there may also be charges for other transactions.
You may make 24 free Subaccount transfers in each Contract Year. On subsequent Subaccount transfers (other than the Dollar Cost Averaging and
Automatic Asset Rebalancing Programs), you will incur a $25 transfer charge.
You will also pay a charge if you request a wire transfer of funds from your
Contract to another financial institution. That financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.
				Fee Table
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the investment options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses do not reflect any investment advisor fees paid from the Contract or from other assets of the Contract Owner. If the investment advisor fees were reflected, the fees and expenses would be higher.
				Fee Table
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of the daily net assets of each Portfolio)	0%	0.50%
	Portfolio Company fees and expenses (With Fund Facilitation Fee added. Expenses that you pay as a percentage of your investment. Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio )	0.22%	2.675%
	Fund Facilitation Fees	Minimum	Maximum
	These fees may be charged to make certain external Portfolios available as investment options under the Contract (as a percentage of daily net assets in the specified Portfolios )	0%	0.40%
	Optional benefit available for an additional charge (if elected)	Minimum	Maximum
	Maximum Anniversary Death Benefit (MADB) Rider Charge (as a percentage of the MADB value)	0%	0.40%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Surrender Charges that substantially increase costs.

	Lowest Annual Cost: $634	Highest Annual Cost: $3,255
	Assumes:	Assumes:
	Investment of $100,000	Investment of $100,000
	5% annual appreciation	5% annual appreciation
	Least expensive Portfolio fees	Most expensive combination of optional benefits, Portfolio fees and expenses including a 0.35% fund facilitation fee.
	No optional benefits	Maximum Anniversary Death Benefit (MADB) Rider 0.20%
	No sales charges or investment advisor fees. Investment advisor fees are in addition to the Contract charges illustrated here.	No sales charges or investment advisor fees. Investment advisor fees are in addition to the Contract charges illustrated here.
	No additional premium payments, transfers or withdrawals	No additional premium payments, transfers or withdrawals
RISKS			Location in Statutory Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money investing in the Contract.		Principal Risks of Investing in the Contract
Is This a Short-Term Investment?
No. The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. Each premium payment has a separate
3-year Surrender Charge that may decrease the surrender value.
Amounts withdrawn from the Contract may result in surrender charges, taxes, and tax penalties.
Principal Risks of Investing in the Contract
What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment
Options available under the Contract. Each Investment Option (including the
Fixed Account) will have its own unique risks, and you should review these investment options before making an investment decision.
Principal Risks of Investing in the Contract
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to Thrivent. Any obligations (including those under the Fixed Account), guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about
Thrivent, including its financial strength ratings are available upon request by calling 1-800-847-4836 or by sending an email to mail@thrivent.com.
Principal Risks of Investing in the Contract
RESTRICTIONS			Location in Statutory Prospectus
Are There Limits on the Investment Options?
Yes. We reserve the right to add, delete, combine or substitute investment options.
The total amount transferred from a Subaccount or the Fixed Account must be at least $200. However, if the total value in a Subaccount or the Fixed
Account is less than $200, the entire amount may be transferred.
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $10,000 or 50% of the Accumulated Value in the Fixed
Account, excluding any Accumulated Value in the DCA Fixed Account, at the
time the first transfer is made in that Contract Year.
Purchases and Contract Value – Fixed Account

Are There Any Restrictions on Contract Benefits?
Yes. You may only select the Maximum Anniversary Death Benefit (MADB)
Rider at the time of Contract application for an additional charge.
The MADB is decreased by the same proportion as the Accumulated Value was decreased by a partial surrender. This may reduce the rider value by an amount greater than the value withdrawn or could terminate the benefit.
Premium amounts of $1 million or greater will require prior approval, and we reserve the right to limit the total amount of all premiums paid on the Contract to $1 million
If you elect to pay the investment advisor fee from the Accumulated Value of the Contract, this deduction will reduce the value of the death benefit and optional death benefit (if elected), and may be subject to federal and state income taxes and a 10% federal penalty tax. See Charges – Investment
Advisor Fees in the statutory prospectus for additional information.
Benefits Available Under the Contract
TAXES	Location in Statutory Prospectus
Taxes – What are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract.
There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals may be subject to ordinary income tax and may be subject to a 10% federal tax penalty, if under age 59 1∕2 and no exception applies.
Taxes
CONFLICTS OF INTEREST	Location in Statutory Prospectus
How are Investment Professionals Compensated?
Financial advisors receive compensation for selling the Contracts. Pursuant to guidance provided by the Internal Revenue Service in a series of Private
Letter Rulings, we will only permit the automatic deduction of investment advisor fees from the Contract to be directly paid to the registered investment advisor, if certain requirements are met. If the requirements are met through you completing our form in good order, we will not treat the deduction of fees as taxable distributions.
Financial advisors may have a financial incentive to offer or recommend the
Contract over another investment.
Distribution of the Contracts
Should I Exchange My Contract?
Financial advisors may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new Contract rather than continue to own the existing contract.
Taxes – Exchanges of Annuity Contracts

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Investment Option or from the Contract, or transfer Accumulated Value between Investment Options. The fees and expenses do not reflect any payment of investment advisor fees. If the investment advisor fees were included, the fees and expenses would be higher. State premium taxes do not apply.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Surrender Charge (as a percentage of amount surrendered)[1]	2%
Transfer Charge[2]	$25
1In the first Contract Year, you may surrender without a Surrender Charge up to 10% of the Accumulated Value existing at the time the first surrender is made in the Contract Year. For subsequent Contract Years, the 10% free amount is based on the prior contract anniversary value. Only the amount in excess of that amount (the “Excess Amount”) will be subject to a Surrender Charge. A Surrender Charge is deducted if a full or partial surrender occurs during the first three years after each premium payment has been allocated. The Surrender Charge is 2% during the first Contract Year and 1% for the second and third Contract Years.
2You are allowed 24 free transfers per Contract Year. Subsequent transfers will incur a $25 transfer charge. Be advised additional transfers may be subject to our frequent trading policies.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses).
If you choose to purchase the optional benefit, you will pay additional charges, as shown below.
You may only add the optional benefit at the time of application.
Annual Contract Expenses	Maximum	Current
Base Contract Expenses (as a percentage of the daily Accumulated Value in each Subaccount)	0.50%	0.40%
Optional Benefit Expenses
Maximum Anniversary Death Benefit (MADB) Rider Charge (as a percentage of MADB)[3]	0.40%	0.20%
3See Charges-Maximum Anniversary Death Benefit (MADB) Rider Charge.
Different fees and charges may apply after the Contract has been annuitized.
Charges after the Annuity Date
Commuted Value Charge (for Settlement Options that can be surrendered)	0.25%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision. For a complete discussion of the Maintenance of Solvency provision, see Maintenance of Solvency provision in the statutory prospectus.

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. These amounts also include applicable fund facilitation fees if you choose to invest in certain Portfolio Companies. A complete list of the Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.22%	2.675%
Expenses after reimbursements and/or fee waivers	0.22%	2.675%[4]
4The “Expenses after reimbursements and/or fee waivers” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Company Expenses and will continue for at least one year from the date of this prospectus.
This Example is intended to help you compare the cost of investing in the Variable Options with the cost of investing in other annuity contracts that offer Variable Options. These costs include transaction expenses, annual Contract expenses and Annual Portfolio Company Expenses.
The Example assumes all Contract value is allocated to the Variable Options. Your costs could differ from those shown if you invest in the Fixed Account.
Example: Contract with the MADB Rider
The Example assumes that you invest $100,000 in the Variable Options for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. The example does not reflect the payment of investment advisor fees. If the fees were reflected, the costs would be higher. Although your costs may be higher or lower, based on these assumptions, your costs would be5:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period:
	$5,331	$11,815	$18,456	$38,375
If you annuitize at the end of the applicable time period:
	$5,331	$11,815	$18,456	$38,375
If you do not surrender your Contract:
	$3,504	$10,874	$18,456	$38,375

5For this example, the following assumptions are used: 0.50% mortality and expense risk charge, 0.40% MADB Rider charge,
Portfolio operating expense of 2.675% (2.325% plus 0.35% Fund Facilitation Fee).

Principal Risks of Investing in the Contract
This annuity has some risks which may include the following:
♦
Market Risk. You can lose money by investing in the Contract, including loss of principal. You bear all the investment risk for amounts allocated to one or more of the Portfolios, which invest in underlying Funds. If the Portfolios you select increase in value, then your Accumulated Value goes up; if they decrease in value, your Accumulated Value goes down. How much your Accumulated Value goes up or down depends on the performance of the Portfolios. We do not guarantee the investment results of any Portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the prospectus for the Portfolio before making an investment decision. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.
♦
Early Withdrawal Risk. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Early withdrawals may be subject to a significant surrender charge. If you make a withdrawal prior to age 59  1∕2, there may be adverse tax consequences, including a 10% federal tax penalty. In addition, a withdrawal could reduce the value of standard and optional benefits. The benefits of tax deferral, long-term income, and living benefit protections also mean that the Contract is more beneficial to investors with a long-time horizon.
♦
Contract Benefits Risk. Death benefits are reduced by withdrawals on a pro-rata basis. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit. If you elect a partial or a full surrender into a settlement option, benefits related to your deferred value will be reduced or terminated.
♦
Insurance Company Risk. An investment in the Contract is subject to the risks related to Thrivent. Insurance obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Thrivent.
♦
Contract Changes Risk. At any time, we may change, add, delete, or replace investment options applicable to existing Accumulated Value and new premiums. We may also add, delete, or substitute Subaccounts as permitted by law. We may substitute shares of another Subaccount, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Subaccount, at our discretion. We may also close Subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our discretion. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments. You will be notified at least 30 days prior to the date of any change. At the time you receive Notice of a change to the Subaccounts you may submit your own reallocation instructions. If you take no action, you may be subject to rebalancing in order to satisfy an investment restriction related to an optional benefit rider.
♦
Fixed Account Risk. Amounts invested in the Fixed Account will be subject to the financial strength and claims-paying ability of Thrivent.
♦
Fees and Charges. Deduction of Contract fees and charges, and optional benefit charges, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and optional benefits up to the maximum guaranteed fees and charges stated in your Contract or optional benefit rider.
♦
Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional IRA or Roth IRA. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.
♦
Risks Affecting our Administration of Your Contract. We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, pandemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers.

♦
Optional benefits.  You may need to take early partial surrenders, which have the potential to substantially reduce the benefits from optional riders.
♦
Alternatives to the Contract. Other contracts or investments may provide more favorable returns or benefits, as well as lower costs, than the Contract.
♦
Potentially Harmful Trading Activity. The Contract is not designed for frequent trading by anyone. Frequent trading may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. To protect Owners and the underlying Portfolios, we have policies and procedures to deter frequent trading between and among the Portfolios. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all trading activity that could potentially disadvantage or hurt the rights or interests of other Owners.
♦
Investment Advisor Fees. If you elect to have the investment advisor fees deducted from Contract value, this deduction will reduce the death benefit and optional death benefit (if elected) and may be subject to federal and state income taxes and a 10% federal penalty tax.
♦
Cybersecurity Risk. We and our service providers may be susceptible to operational, cybersecurity, and related risks. In general, cybersecurity events can result from deliberate or unintentional events. Cybersecurity events include, but are not limited to, acts or attempts to gain unauthorized access to information and/or information systems, or to otherwise disrupt operations. Cybersecurity events affecting us, a Subaccount, or our service providers have the ability to disrupt and impact your Contract and our operations, including but not limited to, financial losses, ability to calculate Contract values and benefits, corrupting data or preventing parties from sharing information necessary for our operations, preventing and/or slowing transactions, potentially subjecting us to regulatory fines and penalties, and creating additional compliance costs. Similar types of cybersecurity risks are also present for issuers or securities in which the Subaccounts may invest, which could result in material adverse consequences for such issuers and may cause the Subaccounts’ investments in such companies to lose value. While we and our service providers have established reasonable controls to mitigate the risk of a cybersecurity event, there are inherent limitations in such controls, plans and systems. Additionally, while we do have control frameworks and we do perform due diligence on our service providers, we cannot fully control the cybersecurity plans and systems put in place by our service providers or any other third parties whose operations may affect the Subaccounts or your Contract. Although we attempt to minimize such failures through controls and oversight, it is not possible to identify all operation risks that may affect the Subaccounts or your Contract, or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Subaccount may be adversely affected by the occurrence of the operational errors, failures, technological issues, or other similar events, and you may bear costs tied to these risks.

Description of Insurance Company, Registered Separate Account, and Investment Options
Insurance Company
Thrivent Financial for Lutherans (“Thrivent”) is the Insurance Company that issues the Contract and is located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415. Thrivent is obligated to pay all amounts promised to investors under the Contract, subject to its financial strength and claims-paying ability. Thrivent is relying on the exemption provided by rule 12h-7 under the Securities Exchange Act (17 CFR 240.12h-7).
Thrivent
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia. For more information, visit Thrivent.com.
Registered Separate Account
Thrivent Variable Annuity Account I is the Registered Separate Account for the Contract.
The Registered Separate Account is a separate account of ours, which became available October 31, 2002. The Registered Separate Account meets the definition of a “separate account” under the federal securities laws. The Registered Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Registered Separate Account.
We own the assets of the Registered Separate Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Registered Separate Account is operated provide that the Registered Separate Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Registered Separate Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our General Account assets of the Registered Separate Account which exceed the reserves and other liabilities of the Registered Separate Account.
Income and realized and unrealized gains and losses from each Subaccount of the Registered Separate Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Registered Separate Account the charge for mortality and expense risk, the fund facilitation fee, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.
1.Income, gains, and losses credited to, or charged against, the Registered Separate Account reflect the Registered Separate Account’s own investment experience and not the investment experience of the Insurance Company’s other assets; and
2.the assets of the Registered Separate Account may not be used to pay any liabilities of the Insurance Company other than those arising from the Contracts.
Variable Options
1.Contract value allocated to a Variable Option will vary based on the investment experience of the corresponding Portfolio Company in which the Variable Option invests. There is a risk of loss of the entire amount invested.

2.Information regarding each Portfolio Company, including (i) its name, (ii) investment type, (iii) investment advisor and any sub-advisor, (iv) current expenses, and (v) performance is available in Appendix A to this prospectus. Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. You can view these online at dfinview.com/Thrivent/AdvisorFlex You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
3.To the extent required by law, we will vote the Fund’s shares held in the Registered Separate Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Registered Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Before the Annuity Date, the Contract Owner shall have the voting interest with respect to Portfolio’s shares attributable to the Contract.
The number of votes which a Contract Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Portfolio.
Any Portfolio shares held in the Registered Separate Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the shareholder vote. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all Registered Separate Accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such Registered Separate Account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Voting privileges are not applicable to the Fixed Account.
Fixed Account
On or before the Annuity Date, you may allocate the premiums paid under the Contract and transfers from the Accumulated Value in other investment options to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our General Account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than the Fixed Account Guaranteed Interest Rate shown in your Contract. Interest guarantees are subject to Thrivent’s claims-paying ability. For the current interest rate, please call our Service Center at 1-800-847-4836. More information about the Investment Options can be found in the Appendix. The last-in, first-out accounting method will be used for partial surrenders, transfers, and transfer charges.The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $10,000 or 50% of the Accumulated Value in the Fixed Account, excluding any Accumulated Value in the DCA Fixed Account, at the time the first transfer is made in that Contract Year.
Name	Term	Minimum Guaranteed Interest Rate
Fixed Account	Life of the Contract	0.50%

Charges and Adjustments
Surrender Charge
We do not deduct a sales charge when we receive a premium payment. However, we may assess a Surrender Charge for partial surrenders or surrenders that exceed the free surrender percentage. We use this charge to cover certain expenses relating to the sale of the Contract. Each premium payment will have its own three-year Surrender Charge schedule. The surrender charge schedule applies to each premium payment made, not the age of the Contract itself. For the purpose of determining the Surrender Charge:
(1) An accumulated premium is calculated for each premium paid on this Contract. Each premium is accumulated with its net gains and losses and reduced by its portion of surrenders so that the sum of all accumulated premiums equals the Accumulated Value;
(2) Surrenders reduce accumulated premiums in the order that the premiums were allocated to this Contract (first-in, first-out order); and
(3) The duration of each accumulated premium is the number of full years since that premium was allocated to this Contract.
The Surrender Charge schedule will be applied to the amount surrendered based on the duration of the accumulated premium(s) reduced by the surrender.
Surrender Charges
Premium Duration	Percentage Applied
1-year	2%
2-year	1%
3-year	1%
4-year	0%
Example of Full Surrender in Surrender Charge Period:
DeMarcus’s initial premium is $100,000. Other than an additional premium of $25,000 one year later into the same Subaccount, DeMarcus contributes no additional premium. Two full years after the initial premium allocation, and one full year after the additional premium, DeMarcus’s Accumulated Value is $135,000. The first premium has accumulated to $105,000 and the second premium to $30,000. The available surrender amount free from Surrender Charges is $13,500 (10% x $135,000)
DeMarcus elects to make a full surrender. DeMarcus’s premiums are still in the Surrender Charge period, and his Surrender Charge is ($105,000 - $13,500) x 1% + $30,000 X 2%, which is $1,515.
Example of Partial Surrender in Surrender Charge Period:
DeMarcus‘s initial premium is $100,000. Other than an additional premium of $25,000 one year later into the same Subaccount, DeMarcus contributes no additional premium. Two full years after the initial premium allocation, and one full year after the additional premium, DeMarcus’s Accumulated Value is $135,000. The first premium has accumulated to $105,000 and the second premium to $30,000. The available surrender amount free from Surrender Charges is $13,500 (10% x $135,000)
Two full years after the initial premium, DeMarcus elects to make a partial surrender of $90,000 on a “gross” basis. DeMarcus’s premiums are still in the Surrender Charge period, and the first-in, first-out method is used to determine the Surrender Charge. DeMarcus’s Surrender Charge is $90,000 - $13,500) x 1%, which is $765.
If more than 3 years has elapsed since the last premium payment, there is no charge for making surrenders.

Waiver of Surrender Charges
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Surrenders Paid Under Certain Settlement Options. For surrenders that you make after Contract Year three, there is no Surrender Charge applied to amounts you elect to have paid under:
(1)A settlement option for a fixed amount or a fixed period (described under Annuity Period—Settlement Options), if the accumulation period and the payment period equal or exceed the longest remaining Surrender Charge period, and the proceeds are not subsequently withdrawn.
(2)Options which involve a life income, described under Annuity Period—Settlement Options.
For Florida Contracts this provision applies after Contract Year one.
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Ten Percent Free Each Contract Year. In the first Contract Year, the amount is 10% of the Accumulated Value existing at the time the first surrender is made in that Contract Year. In subsequent years, the amount is 10% of the Accumulated Value existing at the start of that Contract Year. This “Ten Percent Free” is not cumulative.
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Confinement of the Annuitant or the Annuitant’s Spouse in a Hospital, Nursing Home, or Hospice. There is no Surrender Charge during or within 90 days after the end of the confinement of the Annuitant or the Annuitant’s Spouse in a licensed hospital, nursing home, or hospice, provided that the confinement begins after the Contract has been issued and continues for at least 30 consecutive days. We will require proof of confinement satisfactory to us. For Contracts issued in California, this waiver only applies to the Annuitant and not the Spouse.
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Terminal Illness of the Annuitant or the Annuitant’s Spouse. There is no Surrender Charge if the Annuitant or the Annuitant’s Spouse has a life expectancy of 12 months or less. We will require certification by a physician acting within the scope of his or her license and may require independent medical verification. For Contracts issued in California, this waiver only applies to the Annuitant and not the Spouse.
The limitations or waivers of Surrender Charges described above may not be available in all states. Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn. See Taxes.
Partial surrenders from Contract’s for the payment of investment advisor fees may be subject to Surrender Charges unless one of the Surrender Charge waivers above apply.
If Surrender Charges are not sufficient to cover our sales expenses, we will bear the loss; conversely, if the amount of such charges proves more than enough, we will retain the excess. See Sufficiency of Charges below.
Mortality and Expense Risk Charge
We assume certain financial risks associated with the Contracts. Those risks are of two basic types:
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Mortality Risk. This includes our risk that (1) death benefits paid before the Annuity Date will be greater than the Accumulated Value available to pay those benefits, and (2) annuity payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.
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Expense Risk. This is the risk that the expenses we incur with respect to the Contracts will exceed Contract charges.
As compensation for assuming these risks, we deduct a daily risk charge from the daily net assets in the Subaccounts. We guarantee that the mortality and expense risk charges for your Contract will never exceed the annual rates shown in the Fee and Expense Tables. The maximum charge as a percentage of daily net assets in the Subaccounts is 0.50%. See the Fee Table for more detail.
If the risk charge is insufficient to cover the actual cost of the risks assumed by us, we will bear the loss. We will not reduce annuity payments to compensate for the insufficiency. If the risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.

Maximum Anniversary Death Benefit (MADB) Rider Charge
The MADB Rider Charge is the charge for this rider. It is deducted quarterly, beginning three months after the Date of Issue, on the same day of the month as in the Date of Issue (or, if that day does not occur in that month, on the last day of the month). The MADB Rider Charge is deducted from the Fixed Account and the Subaccounts of the Variable Account on a pro rata basis. On the day of each deduction, the MADB charge is the MADB multiplied by the MADB Rider Charge rate divided by four. The MADB Rider Charge is calculated after any changes in the MADB or the MADB Rider Charge rate that may occur on that day. The maximum charge is 0.40%.
We may change the MADB Rider Charge rate at any time. It will never exceed the Maximum MADB Rider Charge rate. If this rider terminates the MADB Rider Charge terminates.
Transfer Charge
You may make 24 free transfers in each Contract Year. On subsequent transfers (other than the Dollar Cost Averaging and Automatic Asset Rebalancing Programs), you will incur a $25 transfer charge. The transfer charge will be deducted from the amount transferred. Current IRS guidance references 12 transfers, however we believe that 24 transfers is acceptable under current law.
Commuted Value Charge
If we are making payments under a life income settlement option with a guaranteed period, an owner of the settlement option may elect to receive a lump sum instead of continuing payments while in the guaranteed period, unless the settlement option election was irrevocable. The present value of the remaining payments in the guaranteed period on any day is based on the interest rate used to determine the income payable plus 0.25%. This increase of the rate used in the calculation is the Commuted Value Charge.
Fund Facilitation Fee
We may charge a Fund Facilitation Fee in order to make certain external portfolios available as investment options under the Contract. The Fund Facilitation Fee is charged as a percentage of daily Accumulated Value in each Subaccount. The fee may vary by Subaccount. The current minimum and maximum range for the Fund Facilitation Fee is in the Key Information Table. The Fund Facilitation Fee for each Portfolio (if applicable) can be found in the Appendix at the end of this document.
Expenses of the Portfolios
Because the Subaccounts purchase shares of the Portfolios; the accumulation unit values of the Subaccounts will reflect the corresponding Portfolio operating expenses or other expenses incurred by the Portfolio. See the Fee Table and the current prospectuses of the Portfolios.
Investment Advisor Fees
The investment advisor fee is calculated based on the Accumulated Value at the beginning of the quarter and then is recalculated at the beginning of each quarter thereafter using the Accumulated Value at the end of the prior quarter. The fee is charged quarterly as a percentage of the Accumulated Value of the Contract and will be taken from the Subaccounts and the Fixed Account on a pro rata basis, if you elect to have the fee taken from the Contract. At any time, you may complete our service form to setup or terminate the payment of investment advisor fees from this variable annuity, or other source. Withdrawals will reduce the Standard Death Benefit and any optional death benefit (if elected) on a pro rata basis. The withdrawals will count toward the 10% free surrender amount and surrender charges may apply. The distribution may also be subject to federal and state income taxes and a 10% federal penalty tax.
The following example is intended to help you understand the impact of a surrender to pay the investment advisor fees from the Contract on the Standard Death Benefit and the Maximum Anniversary Death Benefit Rider (if elected).

Example of the impact on the Accumulated Value, Standard Death Benefit and MADB Rider (if elected) of paying the investment advisor fee from the Contract.
Values before the deduction of the investment advisor fees
Accumulated Value	Standard Death Benefit Value	MADB Rider Value
98,000.00	101,000.00	102,000.00
Values after deduction of the investment advisor fees1
Accumulated Value	Standard Death Benefit Value	MADB Rider Value
97,571.25	100,558.12	101,553.75
In this example, the Accumulated Value is reduced by $428.75 (the amount of the quarterly investment advisor fee). The Standard Death Benefit Value and the Maximum Anniversary Death Benefit Rider Value are reduced by the same proportion as the Accumulated Value was reduced by the partial surrender.
The proportionate reduction of the Standard Death Benefit Value results in a reduction in value of $433.04 and the proportionate reduction of the MADB Rider Value results in a reduction in value of $437.33
1For this example, the following assumptions are used: $98,000 Contract Accumulated value, $101,000 Standard Death Benefit Value, $102,000 MADB Rider Value, an investment advisor fee of 1.75%, which is the maximum investment advisor fee, and assumes no surrenders have been taken from the Contract. The amount of the quarterly investment advisor fee is determined by multiplying the Accumulated Value on the last day of the prior quarter by 1.75% and then dividing by 4.

Sufficiency of Charges
If the amount of all charges assessed in connection with the Contract as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our General Account which may include, among other things, proceeds derived from risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.
Maintenance of Solvency
The Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. The provision can come into play only when the reserves of a fraternal benefit society become impaired. That means there would be a serious concern with the financial position of the society. It is extremely unlikely that Thrivent would be in an impaired condition considering its financial position. In the extraordinary event that our reserves become impaired, you may be required to make an extra payment. This can happen only in the rare event that the insurance commissioner issued an order declaring us to be in a hazardous condition. If that happened, our Board of Directors would work with the commissioner to determine each member’s portion of the deficiency. You could submit additional funds, have the amount treated as a debt against the Contract, or take a reduction in benefits. Please be advised that a Maintenance of Solvency provision is applicable to all fraternal benefit societies, regardless of the financial position and ratings of the society. You may review our financial statements and reports from our independent public accounting firm in the Statement of Additional Information (SAI) found online at dfinview.com/Thrivent/AdvisorFlex

General Description of the Contracts
Entire Contract
Your entire Contract is comprised of:
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the Contract including any attached rider(s), if any, endorsements or amendments;
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the application attached to the Contract; and
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our Articles of Incorporation and Bylaws and all amendments to them. Benefits will not be reduced or eliminated by any future amendments to our Articles of Incorporation or Bylaws.
Contract Rights
The Annuitant is the owner of the Contract unless another owner is named in the application or ownership is transferred or assigned to another person. While an Annuitant is living and before the Annuity Date, the owner may exercise all of the owner’s rights under the Contract. If there are multiple owners, all must act in concert to exercise ownership rights.
The Contract Owner may (subject to the eligibility requirements in the bylaws of Thrivent) name a beneficiary to receive the death benefit or the annuity proceeds payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the death benefit will be paid to the Contract Owner, if living, or otherwise to the Contract Owner’s estate.
No Beneficiary change shall take effect unless received by Thrivent at its Service Center. When Notice is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to Thrivent while the insured was alive. Such beneficiary change shall be null and void where Thrivent has made a good faith payment of the proceeds or has taken other action before receiving the change.
Minimum Contract Value
If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $10,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $10,000 or whether instead you would like to make a full surrender of your Contract.
Allocation of Premiums
You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account or the Fixed Account. You may make 24 free transfers in each Contract Year. On subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs), you will incur a $25 transfer charge. The transfer charge will be deducted from the amount transferred.
The Accumulated Value of the Contract in the Subaccounts will vary primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. The interest rate that applies to the Fixed Account depends upon the rate in effect on the date of the allocation and subsequent rates guaranteed to never fall below the Contract minimum.
Automatic Asset Rebalancing
On or before the Annuity Date, you may participate in an optional Automatic Asset Rebalancing Program that allows you to elect a specific asset allocation to maintain over time. You may not include the Fixed Account in the Automatic Asset Rebalancing Program. If you make additional premium payments or transfers into a Subaccount that was not previously included in the Automatic Asset Rebalancing Program, those amounts will not be subject to rebalancing unless you revise your Automatic Asset Rebalancing Program. You may select any date to begin the Automatic Asset Rebalancing Program (except the 29th, 30th, or 31st of a month) and whether to have your Subaccounts reallocated quarterly, semiannually or annually. The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. The rebalancing will be done after all other transfers and allocations to or from the

Subaccounts for the Valuation Day. To participate in the Automatic Asset Rebalancing Program, complete the Automatic Asset Rebalancing Form at the time of your application or call 1-800-847-4836 to request an Automatic Asset Rebalancing Form. To terminate the Asset Rebalancing Program, you must provide Notice to us. The program will not terminate automatically by transferring your allocations to another Subaccount or combination of Subaccounts.
Dollar Cost Averaging
You may choose one of two different Dollar Cost Averaging Programs that allow you to have automatic periodic transfers made to one or more Subaccounts other than the Fixed Account. Dollar Cost Averaging is generally suitable if you are making a substantial premium payment to your Contract and desire to control the risk of investing at the top of a market cycle. Either Dollar Cost Averaging Program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar Cost Averaging does not guarantee that your Contract’s Accumulated Value will gain in value, nor will it protect against a decline in value if market prices fall. However, it can be an effective strategy to help meet your long-term goals. The Dollar Cost Averaging Programs you may participate in are described below.
Dollar Cost Averaging from the Fixed Account. At the time of Application only, you may dedicate a premium of at least $10,000 to be allocated to a one-year allocation in the Fixed Account (the “DCA Fixed Account”) for automatic monthly transfers to one or more Subaccounts. You may not transfer to the Fixed Account in the Dollar Cost Averaging Program. The amount allocated to the DCA Fixed Account may be credited with a higher interest rate that will be determined when the payment is received and will be guaranteed for the duration of the one-year period. Dollar Cost Averaging from the Fixed Account may not be added after your Contract is issued.
One-twelfth of the amount you allocate to the DCA Fixed Account will be transferred to the designated Subaccounts when we allocate your initial premium, and subsequent transfers will be made on the same date each month for the next 11 months. If that date falls on a date at the end of the month, such as the 29th, 30th, or the 31st and the subsequent month does not have a comparable date, we will process the transfer on the last business day of the month. If the date falls on a weekend the transfer will be processed on the following business day. The amount of the transfer each month will be equal to the accumulated value in the DCA Fixed Account divided by the number of automatic transfers remaining. If you terminate the automatic transfers before the twelfth transfer is made, the accumulated value in the DCA Fixed Account will be transferred to the Thrivent Money Market Subaccount unless you request that it be transferred to a different Subaccount.
Money Market Dollar Cost Averaging. You may establish a Dollar Cost Averaging Program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to one or more of the Subaccounts, not the Fixed Account. If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date and the Dollar Cost Averaging Program will terminate. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Money Market Subaccount has been depleted or until you notify us to discontinue the program. In order to begin, terminate or resume the program, we must receive Notice.
General Account
The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate Account. Allocations to the Fixed Account are maintained in the General Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.
Subaccounts
The Subaccounts will purchase and redeem shares from the corresponding Portfolios at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another Subaccount, or the Fixed Account, as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Contract or Registered Separate Account Changes
At our sole discretion and to the fullest extent permitted by law, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
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Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
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Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
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Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
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Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
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Combine the Variable Account with other variable accounts, and/or create new variable accounts;
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Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
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Modify the provisions to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote (if applicable), the date the combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Contract Owners. Each Portfolio sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges. You could lose some or all of your money.
Frequent Transfers among Variable Option s
Frequent or unusual premium payments, withdrawals or transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. In addition, frequent transactions may increase costs of the underlying fund, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. We have policies and procedures to discourage frequent transactions. We use reasonable efforts to apply the policies and procedures uniformly.
As described in the Charges - Transfer Charge section, we impose a fee if transfers made within a given time period exceed a maximum contractual number. If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner activity based on a history of frequent transactions. When monitoring Contract Owner activity, we may consider several factors to evaluate transaction activity including, but not limited to, the amount and frequency of premiums and withdrawals, the amount of time between transfers and trading patterns. In making this evaluation, we may consider transactions in multiple Contracts under common ownership or control.
We may also, without prior notice, limit, modify, restrict, suspend, or eliminate your right to continue frequent transactions. We monitor for frequent activity based upon established parameters that are applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between premium payments and withdrawals, the length of the holding period between Subaccount transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.
We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Contract Owners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contract Owners’ transfer request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable fund.
Assignments
Assignment is the transfer of Contract ownership from one party to another. If the Contract was issued in a Qualified Plan, then before the Annuity Date:
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You may transfer ownership to a trust, custodian, or employer, unless the plan is governed by Sections 408 or 408A of the Internal Revenue Code.
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If the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant.
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Except as described above, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than us.
If the Contract is not used in a Qualified Plan, then, before the Annuity Date, ownership may be transferred subject to our approval, except that joint Annuitants who are also joint owners may not transfer ownership to a natural person, and the Contract may be assigned as collateral.

We must receive and approve any assignment request before it is effective. We are not responsible for the validity or effect of any assignment.
You should consider the tax implications of an assignment. See Taxes.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial advisors and professionals, and our customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to reject premiums. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.
Under applicable anti-money laundering rules and other regulations, certain transactions may be suspended, restricted or cancelled and any proceeds may be withheld. Laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.
Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.
Reports to Contract Owners
At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.
If your Contract is set up on monthly systematic purchases or surrenders, we will only send quarterly confirmation statements for these transactions.
Gender Neutral Benefits
In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.
Generally, annuity payments described in this prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:
♦
Contracts used in an employer sponsored retirement plan; and
♦
Contracts issued in Massachusetts and Montana.

Annuity Period
Annuity Date
The Annuity Date stated in your Contract is the latest date on which we will begin paying you an annuity income. At issue, the Annuity Date is set to the Contract Anniversary when the oldest annuitant is age 95 under the Contract. At the Annuity Date stated in your Contract, we may, at our discretion, allow you to extend the Annuity Date.
Your Contract provides for a death benefit if the Annuitant dies before the Annuity Date. After the Annuity Date, amounts payable, if any, depend on the terms of the settlement option.
Annuity Income
The annuity income will be calculated using the cash surrender value on the Annuity Date. No Surrender Charge will be deducted from the portion of the amount surrendered which is paid under Option 2 or 3 (listed below), provided that the payments will be made for at least as long as the greatest number of months remaining in any Surrender Charge schedule that otherwise would have applied; and the proceeds are not subsequently withdrawn. Surrender Charges would also be waived for an election of Option 4 or 5 (listed below).
We will pay you the annuity proceeds under a settlement agreement according to the annuity settlement option that you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Annuity Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a single sum, your Contract will terminate.
If you have not selected either a settlement option or a single sum payment by the Annuity Date, we will pay proceeds of $2,000 or more using an annuity with (1) life income with 10-year guarantee period if one Annuitant is living on the Annuity Date, or (2) joint and survivor life income with a 10-year guarantee period if two Annuitants are living on the Annuity Date.
Settlement Options
You may elect to have your full proceeds ($2,000 or more) paid to you under an annuity Settlement Option or a combination of options.
Proceeds from death or surrender are payable in a lump sum unless otherwise provided. Instead of a lump sum, proceeds from death or surrenders of $2,000 or more may be paid under a Settlement Option by means of a settlement agreement that we will issue.
♦
Option 1 - Interest Income. The proceeds may be left on deposit. Interest earned may be paid in cash at regular intervals or left to accumulate at interest. We will pay interest at a rate not less than the guaranteed interest rate. All or part of these proceeds may be withdrawn upon request.
♦
Option 2 - Income of a Fixed Amount. We will pay annuity income of a fixed amount at agreed upon intervals. The fixed amount must not result in a payment period that exceeds 360 months. We reserve the right to require a fixed amount that results in a payment period of at least 60 months. Interest will be credited on the unpaid balance at a rate not less than the guaranteed interest rate. Income will be paid until the proceeds and interest are paid in full. After the first payment is made, this option may not be changed except as described in the Contract.
♦
Option 3 - Income for a Fixed Period. We will pay annuity income for a fixed period not to exceed 360 months. We reserve the right to require a fixed period of at least 60 months. Interest will be credited on the unpaid balance at a rate not less than the guaranteed interest rate. After the first payment is made, this option may not be changed except as described in the Contract.
♦
Option 4 - Life Income with Guaranteed Period. We will pay annuity income for the lifetime of the Annuitant of the settlement agreement. A guaranteed period of up to 360 months may be elected. If the Annuitant dies during the guaranteed period, payments will be continued to the end of the period and will be paid to the agreement’s beneficiary. After the first payment is made, this option may not be changed except as described in of the Contract. Income will not be less than an income based on the mortality table and guaranteed interest rate using the sex and adjusted age of the annuitant on his or her birthday nearest the date of settlement.
♦
Option 5 - Joint and Survivor Life Income with Guaranteed Period. We will pay annuity income as long as at least one of the two Annuitants of the Settlement Option agreement is alive. A guaranteed period of up to 360 months may be elected. If one Annuitant dies during the guaranteed period, payments will continue for the lifetime of the surviving Annuitant. Before the first payment is made under this option, a reduction factor may be elected which will reduce any payments made after the guaranteed period by the elected reduction factor if only one Annuitant is then living. Payments made during the guaranteed period will be larger if a reduction factor is elected. If both Annuitants die during the guaranteed period, payments will be continued to the end of that period and will be paid to the agreement’s beneficiary. After the first payment is made, this option may not be changed except as described in the Contract. Income will not be less than an income based on the mortality table and guaranteed interest rate using the sex and adjusted age of each Annuitant on his or her birthday nearest the date of settlement.
In addition to these Settlement Options, proceeds may be paid under any other Settlement Option that you request and to which we agree.
If we are making payments under a life income Settlement Option with a guaranteed period, an owner of the Settlement Option may elect to receive a lump sum instead of continuing payments while in the guaranteed period, unless the Settlement Option election was irrevocable. The value of the remaining payments on any day is based on the interest rate used to determine the income payable plus 0.25%. This increase of the rate used in the calculation is the Commuted Value Charge.
If an owner or Annuitant dies on or after the Annuity Date and before all of the annuity proceeds have been paid, we must pay any remaining annuity proceeds under the Settlement Option at least as rapidly as payments were being paid under that Settlement Option on the date of death.
Partial Annuitization
Federal tax law permits taxpayers to annuitize a portion of their annuity while leaving the remaining balance tax deferred. You may elect to have a portion of your proceeds ($2,000 or more) paid to you under an annuity settlement option or a combination of options. The settlement option(s) must be for a fixed amount or fixed period payable for at least ten years, or a single or joint life income with or without a guaranteed period. If this requirement is met, the settlement option and the tax-deferred balance will generally be treated as two separate Contracts for income tax purposes only. Your after-tax premiums in your Contract will be allocated pro rata between the settlement option and the portion that remains deferred.
Frequency of Annuity Payments
Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. Payments under any settlement option must be in amounts at least as great as $50. If annuity payments would be or become less than $50, we may change the frequency of payments to intervals that will result in payments of at least $50.

Benefits Available Under the Contract
The following tables summarize information about the benefits under the Contract.
Death Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Standard Death Benefit
A Standard Death
Benefit is payable
if an Annuitant
dies before the
Annuity Date. It is
equal to the
greater of the
Accumulated
Value or the
premiums
adjusted for
withdrawals.
Withdrawals
decrease the
Standard Death
Benefit by the
same proportion
as the
Accumulated
Value was
decreased by the
amount taken.
		Standard	No additional charge	No additional charge	♦ Withdrawals, including investment advisor fees (if elected), reduce the benefit by the same proportion as they reduce the Accumulated Value.
Maximum Anniversary Death Benefit (MADB) Rider
The MADB Rider
provides for a
death benefit
calculation that
takes into
account the
highest
Accumulated
Value on any
Contract
Anniversary up to
Contract Age 85,
adjusted for any
premiums or
withdrawals
made after the
anniversary.
		Optional	0.40%[1] (as a percentage of MADB)	0.20%[1] (as a percentage of MADB)
♦  Only available at
issue if no more
than Issue Age
nearest 75.
♦  Benefit terminates
upon annuitization.
♦  Withdrawals,
including
investment advisor
fees (if elected),
reduce the benefit
by the same
proportion as they
reduce the
Accumulated
Value.

1See Charges-MADB Rider Charge in the statutory prospectus for more information.

Other Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Annuity Income Payments	Allows the Owner to elect an annuity payout option specified in the Contract.	Standard	None	None	♦ Depending on the option(s) selected, you may not be able to request surrenders.
Automatic Asset Rebalancing	Asset Rebalancing allows you to elect a specific asset allocation to maintain over time.	Standard	None	None	♦ You may not include the Fixed Account.
Dollar Cost Averaging	Dollar Cost Averaging allows you to have automatic periodic transfers to one or more Subaccounts other than the Fixed Account.	Standard	None	None	♦ You may not Dollar Cost Average into the Fixed Account.
Systematic Partial Surrenders	Allows for ongoing withdrawals from your investment options during the Accumulation Phase.	Standard	None	None	♦ Surrender Charges may apply to amounts in excess of the free amount. Taxes or penalties may apply.
10% Free Surrender	10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year.	Standard	None	None	♦ 10% free amount is not cumulative.
Confinement of the Annuitant or the Annuitant’s Spouse in a Hospital, Nursing Home, or Hospice	Surrender Charges are waived during or within 90 days after the end of confinement of the Annuitant or the Annuitant’s Spouse.	Standard	None	None	♦ Confinement must begin after the Contract has been issued and must continue at least 30 days.
Terminal Illness of the Annuitant or Annuitant’s Spouse	Surrender Charges are waived if the Annuitant or the Annuitant’s Spouse has a life expectancy of 12 months or less.	Standard	None	None	♦ Certification from a licensed physician acting within the scope of his or her license will be required.
Death Benefit Before the Annuity Date
Your Contract provides for a death benefit if the Annuitant’s death, or the death of the first Annuitant if this Contract has two Annuitants, occurs before the Annuity Date and the Accumulated Value is greater than zero. After the Annuity Date, amounts payable, if any, depend upon the terms of the settlement option. The amount of the death benefit is the sum of (1) and (2) where:
(1)Is the greatest of:
(a)The Accumulated Value;
(b)The Standard Death Benefit; and
(c)The Death Proceeds under the Maximum Anniversary Death Benefit (MADB) Rider, if applicable;

(2) Is the sum of any MADB Charges deducted prior to the death of the Annuitant, if that death occurs before the first Contract Anniversary. Otherwise, zero.
We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center due proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts and/or the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value of the Contract. Once calculated, the death benefit may continue to be subject to the investment experience of the Subaccounts. When based on the investment experience of the Subaccounts, the actual Death Proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount. Only when a beneficiary provides a claim form and all claim requirements are in good order will that beneficiary’s share of the Death Proceeds be removed from the market so that claim payment can be made. In the case of multiple beneficiaries, we must receive a completed form from each beneficiary. We process each claim independently. Surrender Charges do not apply to Death Proceeds.
Example of Calculation of Death Benefit:
Carlos died on June 20. Since the Contract’s issue date, Carlos contributed a total of $300,000 of premium payments to his Contract and made no withdrawals. On June 25, we received proof of death. The current Accumulated Value of Carlos’s Contract on that day was $275,000. The Standard Death Benefit provides for an infusion to the Contract if the total premium payments adjusted for surrenders exceed the Accumulated Value when we receive proof of death. We determined Carlos’s Standard Death Benefit by comparing the following:
Comparison Values
Total premiums paid	$300,000
Accumulated Value	$275,000
Standard Death Benefit	$300,000
Since the highest value is $300,000, an amount is infused into the Contract to bring the value of the Contract up to $300,000 ($25,000 + $275,000 = $300,000). This amount equals the death benefit.
Once the death benefit is calculated, the Death Proceeds payable fluctuate daily and are not guaranteed as to minimum dollar amount. No proceeds are distributed until we receive all claim requirements in good order.
Example of Paying Death Proceeds to Beneficiaries:
On June 25, we received proof of death; we determined that the death benefit was $300,000 as of that date (30,000 accumulation units x $10 each). Carlos’s two children are the beneficiaries and are entitled to  1∕2 each (as a result, each one is entitled to 15,000 accumulation units). Beneficiaries submit their claim forms on different dates. As a result they receive the following:
Date	Beneficiary	Accumulation Unit Value	Death Proceeds Received
July 10	Ramona	$11	15,000 x $11= $165,000
July 20	Sofia	$9	15,000 x $9= $135,000
Beneficiaries who are natural persons may elect to receive the Death Proceeds in a lump sum or according to one of the settlement plans described in the Contract. See Annuity Period - Settlement Options.
Standard Death Benefit
A Standard Death Benefit is payable if the Annuitant dies before the Annuity Date. The Standard Death Benefit is equal to the adjusted sum of premiums as follows:
(1) As of the day a premium is received by us, the sum is increased by the amount of that premium.

(2) As of the day a partial surrender is taken, the sum is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
If this Contract has been continued by a Spouse on any date after the Exchange Date, the adjusted sum of premiums will be determined using only premiums paid and partial surrenders taken on or after the Exchange Date. The Accumulated Value on the Exchange Date will be deemed a premium paid on that date for purposes of this provision.
Maximum Anniversary Death Benefit Rider
If you purchase this rider, on any day before the first Contract Anniversary, the MADB is equal to the Standard Death Benefit.
On any day during the period beginning on the first Contract Anniversary and ending on the Contract Anniversary nearest the Annuitant’s 85th birthday (or, if there are two Annuitants, the Contract Anniversary nearest the older Annuitant’s 85th birthday), the MADB is the greatest of the anniversary death benefits determined as of that day for each Contract Anniversary. The anniversary death benefit for a Contract Anniversary is the Accumulated Value on that anniversary adjusted as follows for any premiums paid and any partial surrenders taken after that anniversary:
(1) As of the day a premium is received by us, the benefit is increased by the amount of that premium.
(2) As of the day that a partial surrender is taken, the benefit is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
On any day after the Contract Anniversary nearest the Annuitant’s 85th birthday (or if there are two Annuitants, the Contract Anniversary nearest the older Annuitant’s 85th birthday), the MADB is equal to the amount calculated above on the anniversary nearest the 85th birthday, adjusted for any premiums paid and any partial surrenders taken after that anniversary.
If this Contract has been continued by a Spouse, then:
(1) For the sole purpose of calculating the MADB, the first Contract Anniversary on or after the Exchange Date will be deemed to be the first Contract Anniversary of this Contract; and
(2) The amount will be the greatest of the Anniversary Death Benefits calculated only for Contract Anniversaries on or after the Exchange Date.
This Maximum Anniversary Death Benefit Rider is not available if any Annuitant’s Issue Age (age nearest) is 75 or more. The benefit is only payable if the Annuitant dies before the Annuity Date. This rider will terminate on the earliest of the following:
(1) The date this contract terminates.
(2) The date we receive due proof of death of an Annuitant, except if this Contract is continued by the Annuitant’s Spouse and the Exchange Date is before the Contract Anniversary nearest the Spouse’s 85th birthday.
(3) The date the Accumulated Value is reduced to zero.
(4) The date we receive your Notice to cancel this rider.

Example of MADB Rider Where a Death Benefit Increase Occurs:
Rumi elects the Maximum Anniversary Death Benefit (MADB) Rider at issue and her initial premium is $100,000. Rumi contributes no additional premium during the first Contract Year, and she takes no surrender during the first Contract Year. In the first Contract Year, Rumi’s MADB amount is $100,000, or the Standard Death Benefit. On Rumi’s first Contract Anniversary, the Accumulated Value is $108,000. Rumi’s MADB amount is calculated as of that date as $108,000.
Example of MADB Rider Where a Death Benefit Increase Does Not Occur:
Rumi elects the MADB Rider at issue and her initial premium is $100,000. Rumi contributes no additional premium during the first Contract Year, and she takes no surrender during the first Contract Year. In the first Contract Year, Rumi’s MADB amount is $100,000, or the Standard Death Benefit. On Rumi’s first Contract Anniversary, the Accumulated Value is $98,000. Rumi’s MADB amount is calculated as of that date as $100,000.
Death of an Owner Before the Annuity Date
If you are an owner, but not the Annuitant, you may name a successor owner who will become an owner of this Contract if you die before any Annuitant and before the Annuity Date. If you do not name a successor owner or no successor owner survives you, then your estate will become an owner if you die before any Annuitant and before the Annuity Date. If an owner who is not the Annuitant dies before any Annuitant and before the Annuity Date, the Cash Surrender Value will be paid within five years of the date of the owner’s death to the surviving owners in proportion to each owner’s percentage of ownership. We will pay the Cash Surrender Value to the surviving owners in proportion to each owner’s percentage of ownership.
The Cash Surrender Value on any day is the greater of:
1) the Accumulated Value minus any Surrender Charge; and
2) the minimum value required by section 7 of the Model Variable Annuity Regulation, Model #250.
There is no Cash Surrender Value if the Accumulated Value is zero.
In lieu of receiving the Cash Surrender Value as a lump sum, owners may receive proceeds according to settlement provisions. If your Spouse is the sole surviving owner, then the Spouse may elect, in lieu of receiving the Cash Surrender Value and to the extent permitted by law, to continue this Contract in force as the owner. This election by a Spouse may be made only once in this Contract.
The Cash Surrender Value payable under this provision will be calculated at the end of the Valuation Period during which we receive proof of death. Once calculated, the Cash Surrender Value may continue to be subject to the investment experience of the Subaccounts. When based on the investment experience of the Subaccounts, the Cash Surrender Value may increase or decrease daily and is not guaranteed as to minimum dollar amount.
Spouse Election to Continue the Contract
If an Annuitant dies before annuity payments begin and that Annuitant’s Spouse is the sole primary beneficiary, he or she may, to the extent permitted by law, elect to continue the Contract in force, in which case the surviving Spouse will become and be treated as the Annuitant and owner effective on the date that the death benefit is calculated (“Exchange Date”). Any amount of the death benefit in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value of the Contract.
If an election to receive Death Proceeds or to continue the Contract is not made within 60 days, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. The Spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract.

If the surviving Spouse elects to continue the Contract, the Standard Death Benefit and any optional death benefits will be determined according to your Contract based on the Accumulated Value on the Exchange Date. In addition, if there was Dollar Cost Averaging of the Fixed Account on the Contract, this feature will continue on the Contract of the surviving Spouse.
Death of Annuitant After an Annuity Date
If an Annuitant dies while we are paying annuity income under a Settlement Option, any amounts payable will depend on the terms of that Settlement Option. See Annuity Period—Settlement Options.
Purchases and Contract Value
We issue individual flexible premium deferred variable annuity contracts. In order to purchase a Contract, you must submit an application to us through a financial advisor or professional. We only offer the Contract to a member or to a person eligible for membership who is also applying for membership. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special Federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until the Annuity Date.
The minimum acceptable initial premium is $100,000. We may, at our discretion, waive this initial premium requirement. You may pay additional premiums under the Contract, but we may choose not to accept any additional premium less than $50. We also reserve the right to limit all premiums paid on the Contract to a total of $1 million.
Purchasing a Contract
You purchase a Contract by submitting an application to us through a financial advisor or professional who is also a registered representative of Thrivent Investment Management Inc. Contracts are offered to members and people eligible for membership. This prospectus contains all material provisions of the Contract and any variations are pursuant to state law. In your application you select the features of your Contract, including:
♦
The amount of your initial premium must be at least $100,000.
♦
How you want your premiums allocated among the Subaccount(s), and/or the Fixed Account. We reserve the right to limit the number of allocations to Subaccounts.
♦
Whether you want an optional death benefit rider.
♦
The beneficiary or beneficiaries you want to receive the death proceeds payable.
♦
Premium amounts of $1 million or greater will require prior approval, and we reserve the right to limit the total amount of all premiums paid on the Contract to $1 million. We reserve the right to decline future applications if the premium on a Contract Owner’s and/or Annuitant’s Contract is $1 million or greater. We reserve the right to decline applications that do not meet issue and suitability guidelines.
If the owner and annuitant differ on the application, you may also select a successor owner by completing the proper Thrivent form. The successor owner provision of the Contract is triggered upon the death of an owner.
Processing Your Application
We will process your application when we receive it. Your Contract’s Date of Issue is generally the date you sign the application. If we determine that the application is not in good order, we will attempt to complete it within five business days. If the application is not complete at the end of this period, we will tell you the reason for the delay and we will return the initial premium unless you specifically consent to our keeping it until the application is complete.
Allocation of Premiums
We will allocate your initial premium among the Subaccount(s) and/or the Fixed Account according to your application. Any amount of your initial premium which you allocate to a Subaccount will be credited to your Contract with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of that Valuation

Period. Subsequent allocations to a Subaccount will be credited with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of the Valuation Period when the allocation is made. See Subaccount Valuation below.
The allocation percentages that you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums that you pay after the initial premium are allocated at the end of the Valuation Period in which we receive them using the allocation percentages specified in your application. Absent further instructions, subsequent premiums will be allocated according to your application. You may change the allocation percentages for future premiums without charge and at any time by giving us Notice. Unless specifically designated otherwise, any change will apply to all future premiums unless you request another change.
The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.
Fixed Account
On or before the Annuity Date, you may allocate the premiums paid under the Contract and transfers from the accumulated value in other investment options to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our General Account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than the Fixed Account Guaranteed Interest Rate shown in your Contract. Interest guarantees are subject to Thrivent’s claims-paying ability. For the current interest rate, please call our Service Center at 1-800-847-4836.
The last-in, first-out accounting method will be used for partial surrenders, transfers, and transfer charges. Please see Transfer of Accumulated Value below for more information on transferring from the Fixed Account.
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $10,000 or 50% of the Accumulated Value in the Fixed Account, excluding any Accumulated Value in the DCA Fixed Account, at the time the first transfer is made in that Contract Year.
Additional Information about the Fixed Account
Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, the Fixed Account is generally not subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.
Accumulated Value of Your Contract
On or before the Annuity Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts and the Fixed Account.
Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Subaccount Valuation
On any Valuation Day, the Accumulated Value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount. On any day that is not a Valuation Day, the Accumulated Value for a Subaccount will be determined on the next Valuation Day.
Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the number of Accumulation Units of the Subaccount in your Contract.
We credit your Contract with Accumulation Units of a Subaccount when:
♦
You allocate premiums to that Subaccount;
♦
You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account;
♦
Your Spouse is the sole beneficiary and elects to continue the Contract after your death, and the excess of the death benefit over the Accumulated Value is allocated to the Subaccount. For Federal Tax purposes, the term Spouse refers to an individual lawfully married to another individual.
We reduce the Accumulation Units in a Subaccount when:
♦
You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;
♦
You make a surrender from that Subaccount; including if you elect to pay investment advisor fees from the Contract.
♦
Transfer charges are applied against the Subaccount;
♦
Expenses for optional death benefit rider (if applicable) are applied against the Subaccounts.
Accumulation Unit Value
A Subaccount’s Accumulation Unit Value for your Contract is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. Accumulation Unit Values may increase or decrease at the end of each Valuation Period. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:
(1)Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(2)The Net Investment Factor for accumulation unit values for the Subaccount for that period.
Accumulation unit values are determined at the end of each Valuation Period before the transfer or allocation of any amounts to or from the Subaccounts. The accumulation unit values may increase or decrease on each Valuation Day.
Net Investment Factor
The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (1) by (2) and then subtracting (3) and (4) where:
(1)Is the sum of:
(a)The net asset value per share of the corresponding Portfolio at the end of the Valuation Period; plus
(b)The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus
(c)A per share charge or credit for any taxes reserved for what we determine to be a result of the investment operation of the Portfolio.
(2)Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(3)Is the charge for mortality and expense risks that we deduct for each day in the Valuation Period and is based upon the daily Accumulated Value in each Subaccount. This charge may also be based upon the total Accumulated Value in the Subaccounts and is guaranteed not to exceed, on an annual basis, the Maximum Annual Mortality and Expense Risk Charge. An optional death benefit rider charge and fund facilitation fee may also apply.
(4)Is the charge for any Subaccount fee that reduces the Net Investment Factor. We deduct this charge for each day in the Valuation Period based on the daily Accumulated Value in the Subaccount.
Transfers of Accumulated Value
After the first allocation date and before the Annuity Date while an Annuitant is still living, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts and the Fixed Account. You can request a transfer by giving us Notice.
We will process your transfer request prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Valuation Day. If you request a transfer to or from a Subaccount, we will credit or reduce your Accumulation Units of the chosen Subaccount. Transfers are subject to the following conditions:
♦
The total amount transferred from a Subaccount or the Fixed Account must be at least $200. However, if the total value in a Subaccount or the Fixed Account is less than $200, the entire amount may be transferred.
♦
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $10,000 or 50% of the Accumulated Value in the Fixed Account, excluding any Accumulated Value in the DCA Fixed Account, at the time the first transfer is made in that Contract Year.
♦
You may make 24 free transfers in any Contract Year. For each transfer in excess of 24 (excluding automatic transfers made through Dollar Cost Averaging or Automatic Asset Rebalancing), we will charge you $25. We consider all amounts transferred in the same Valuation Period to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts. We reserve the right to limit the number of transfers you make in any Contract Year.
Transfers may also be subject to any conditions that the Portfolio whose shares are involved may impose.
Premium Payments
Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card, courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.
Date of Receipt
Except as otherwise stated herein, the date of our receipt of any Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center in good order unless received (1) after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or (2) on a date which is not a Valuation Day. In either of these two cases, the date of receipt will be deemed to be the next Valuation Day.

Surrenders and Withdrawals
Surrender
If you request a surrender on or before the Annuity Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable Surrender Charge or tax withholdings. Partial surrenders must be for at least $200 and must not reduce the remaining Accumulated Value in the Contract to less than $10,000. Under certain circumstances the Contract Owner may make partial or full surrenders after the Annuity Date.
On or before the Annuity Date while the Annuitant is living, you may surrender your Contract for its Cash Surrender Value or you may request a partial surrender or systematic partial surrender. Your request will not be processed until we receive it at our Service Center in good order. If we receive your surrender request in good order before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, it will receive that day’s valuation.
Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.
The Cash Surrender Value of your Contract will be equal to the Accumulated Value of your Contract decreased by any Surrender Charge. See Charges — Surrender Charge.
When you request a partial surrender, you specify the amount that you want to receive as a result of the surrender. The partial surrender may be any amount which: (1) is at least $200 (except when used to pay premiums on a Thrivent Contract); (2) does not exceed the Accumulated Value; and (3) does not reduce the remaining Accumulated Value in the Contract to less than $10,000.
If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $10,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $10,000 or whether instead you would like to make a full surrender of your Contract.
If there is no Surrender Charge or tax withholding associated with the surrender, the amount surrendered will be the amount that you request to receive. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the Surrender Charge and any tax withholding.
When you request a partial surrender, we will allocate the partial surrender among the Subaccounts and the Fixed Account according to the ratio for the Contract of the Accumulated Value in each Subaccount, and the Fixed Account to the Accumulated Value of the Contract. Amounts surrendered from a Subaccount will be done by reducing Accumulation Units of that Subaccount.
If you elect to have the investment advisor fee paid from the Contract, the surrender will count toward the 10% free surrender amount. This may cause you to incur a Surrender Charge, if you exceed the 10% free amount in that Contract Year. Surrenders to pay the investment advisor fee will decrease the Standard Death Benefit and the optional death benefit (if elected) by the same proportion as the Accumulated Value was decreased by the amount taken. This means the reduction in benefit could be substantially more than the amount of the surrender. Also See Benefits Available Under the Contract. Considering the potentially significant effect on your Contract benefits, you should discuss with your financial advisor or professional if the investment advisor fee should be taken from the Contract, or if it should be paid from other assets.
After the Annuity Date, your Contract does not have an Accumulated Value that can be surrendered. However, surrender may be allowed under certain Settlement Options. See Annuity Period—Settlement Options.
A partial surrender or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Taxes.

For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.
Free Look Period
After you receive your Contract, you have a “free look” period of 10 calendar days (some states require a longer free look period, which will be indicated in your Contract) to decide if you want to keep it. If you decide to cancel the Contract within the free look period, you may do so by returning the Contract and providing Notice of cancellation to our Service Center or a financial advisor or professional. Once we receive the Contract and Notice of cancellation, we will cancel the Contract and refund to you an amount equal to the Accumulated Value plus any expenses we’ve taken. The value may be more or less than your premium payment depending upon the investment performance. This means you bear the risk of any decline in your value until we receive your Contract and Notice of cancellation. However, in certain states we must return your premium payment, if greater.
In addition to the “free look” period described, if your Contract is an IRA and you revoke it within 7 days after initially receiving the IRA disclosure, we will refund all premiums that you have paid regardless of the state in which the Contract was issued. If the value is higher, you have the right to receive the value in lieu of the initial premium payment. If you receive the higher value, we will issue you a tax form for the earnings.
Telephone and Online Transactions
You may perform certain transactions online or over the telephone.
We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone and online instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Contract Owner if an unauthorized person uses this service in the Contract Owner’s name. Thrivent disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent does not take reasonable steps to help ensure that such authorizations are valid, Thrivent may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone and online transactions.
Contract Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at 1-800-847-4836 for telephone transactions.
Timely Processing
We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the New York Stock Exchange (NYSE) closes prior to 4:00 p.m. Eastern Time) on a Valuation Day will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Day. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.

Postponement of Payments
We may delay payment of any surrender, Death Proceeds or annuity payment amounts that are in the Variable Account if:
(1)The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or
(2)An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.
Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.
We may also place a temporary hold on the disbursement of redemption proceeds, in accordance with the terms and conditions of SEC No-Action Relief under the Redemption Requirements of Section 22(e) of the Investment Company Act of 1940.
Loans
Loans are not permitted under the Contract.
Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.
Tax Status of the Variable Account
The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.
Taxation of Annuities in General
The following discussion assumes that the Contract is not used in connection with a Qualified Plan.
Tax Deferral During Accumulation Period
In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.
Diversification Requirements
The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the contract owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.
Ownership Treatment
In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
Contracts Not Owned by Individuals
As a general rule, Contracts held by “non-natural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.
The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Taxation of Partial and Full Surrenders
In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.
Based on the guidance provided by the Internal Revenue Service in a series of Private Letter Rulings, we will not treat a distribution from the Contract for the payment of investment advisor fees, as a taxable distribution as long as the following requirements are met:
♦
The Contract is a fee based advisor product;
♦
A written contract exists between the Contract Owner and the investment advisor;
♦
The fees are paid solely from the Contract to the investment advisor.
Taxation of Annuity Income Payments
Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.
Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.
Income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.
There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.
Tax Treatment of Death Benefit
Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.
After the Annuity Date, death proceeds are taxable and generally are included in the income of the recipient as follows:
♦
If payments from a life income with a guaranteed payment period are continued, they are taxed only after the remaining investment in the Contract has been recovered.
♦
Other payments are taxed as annuity income payments.
♦
If distributed in a lump sum, they are taxed in the same manner as a full surrender.
Assignments, Pledges, and Gratuitous Transfers
Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Contract Owner’s Spouse (or a former Spouse incident to divorce), the Contract Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.
Penalty Tax on Premature Distributions
Withdrawals (whether partial or full) and Annuity Payments taken before age 59 1∕2 may be subject to an additional 10% federal tax penalty. However, this penalty tax does not apply to any distribution: (1) received on or after the Contract Owner attains age 59 1∕2; (2) the Contract Owner becoming disabled (as defined in Section 2(m)(7) of the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or for the joint lives of the Contract Owner and federally recognized spouse.  For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 59 1∕2  or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.
There are additional exceptions that can help you avoid the 10% federal tax penalty. It is important to consult your tax adviser to understand these exceptions and the specific requirements and limitations for each one.
Aggregation of Contracts
In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time another deferred annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more contracts from us (or an affiliate) during any calendar year, all such contracts will be treated as one contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.
Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. See Aggregation of Contracts. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.
Qualified Plans
The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them.
The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.
The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.
Traditional IRAs. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence (required minimum distributions – “RMDs”). Also, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.
Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly moved to a Roth IRA. This movement is called a “qualified rollover contribution.”
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the Owner notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request.You can view a copy of the SAI online at dfinview.com/Thrivent/AdvisorFlex or you can request a paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Distribution of the Contracts
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial advisor in this transaction may be a duly licensed registered representative and investment advisory representative of Thrivent Investment Management Inc. as well as an appointed insurance producer of Thrivent, or may be an investment advisory representative of another Thrivent entity.
Sales of the Contracts provide revenue to Thrivent and our affiliates. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a Contract issued by Thrivent instead of a contract issued by another company. Sales of Thrivent insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical Community needs.
Thrivent Investment Management Inc., other Thrivent entities, or their financial advisors, may charge you an investment advisor or similar fee under an agreement you have with them independent of Thrivent.
The investment advisor fee rate may be negotiable under certain circumstances. Circumstances in which the investment advisor fee may be negotiable can include the amount of assets, complexity of your financial situation, anticipated and actual level of services, among other factors. This investment advisor fee is in addition to the Contract and Portfolio charges described in the Fee and Expense Tables section.
No insurance commissions are paid to Thrivent Investment Management Inc., other Thrivent entities, or their financial advisors in connection with the sale of AdvisorFlex Variable Annuity contracts. However, Thrivent Investment Management Inc., other Thrivent entities, or their financial advisors may receive compensation through the charging of investment advisor fees.
In addition, compensation varies by product type. As a result, your financial advisor in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
Thrivent receives additional compensation, sometimes referred to as “revenue sharing,” from certain external variable investment trusts that are available investment options within this product. This compensation is in connection with services that Thrivent provides, including promoting and administering the contracts. This compensation is a factor in determining whether a Fund Facilitation Fee applies to a specific portfolio and the amount of that fee. The Fund Facilitation Fee helps provide us with the amount of revenue we require to meet our expenses and/or revenue targets.

How to Contact Us
Telephone:
1-800-847-4836
Internet:
Thrivent.com
Fax:
1-800-225-2264
New Applications:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8061
Transfers, Surrenders, or Partial Surrenders:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8075
Express Mail:
Thrivent
4321 N. Ballard Road
Appleton, WI 54919-3400
For Wire Transfer Instructions,
Please contact 1-800-847-4836

Appendix: Investment Options Available Under the Contract
(a) Variable Options Available Under the Contract
The following is a list of Portfolios that correspond to the Subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/AdvisorFlex. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses (including fund facilitation fees) that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The current fund facilitation fee and current expenses plus the fund facilitation fee are shown in separate columns. Each Portfolio’s past performance is not necessarily an indication of future performance.
INVESTMENT TYPE	PORTFOLIO COMPANY; ADVISER (SUBADVISER)	CURRENT EXPENSES	CURRENT FUND FACILITATION FEE[1]	CURRENT EXPENSES PLUS FUND FACILITATION FEE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/25)
					1 YEAR	5 YEAR	10 YEAR
Global Large-Stock Growth	American Funds IS® Global Growth Portfolio - Class 1; Capital Research and Management Company	0.40%[2]	0.35%	0.75%	21.98%	8.51%	12.46%
Large Blend	American Funds IS® Growth-Income Portfolio - Class 1; Capital Research and Management Company	0.28%	0.35%	0.63%	18.37%	14.19%	14.20%
Foreign Large Growth	American Funds IS® International Portfolio - Class 1; Capital Research and Management Company	0.47%[2]	0.35%	0.82%	27.04%	3.66%	7.26%
Intermediate Core-Plus Bond	BlackRock Total Return V.I. Portfolio - Class I; BlackRock Advisors, LLC	0.43%[2]	0.35%	0.78%	8.00%	-0.37%	2.18%
Foreign Small/Mid Blend	Dimensonal VA International Small Portfolio[5] - Institutional Class; Dimensional Fund Advisors LP	0.39%	0.35%	0.74%	36.99%	8.89%	8.68%
Small Value	Dimensional VA U.S. Targeted Value Portfolio[6] - Institutional Class; Dimensional Fund Advisors LP	0.29%	0.35%	0.64%	8.95%	13.60%	11.00%
Diversified Emerging Mkts	Fidelity® VIP Emerging Markets Portfolio - Initial Class; Fidelity Management and Research Company LLC	0.87%	0.20%	1.07%	41.20%	5.88%	10.93%
Foreign Large Growth	Fidelity® VIP International Capital Appreciation Portfolio - Initial Class; Fidelity Management and Research Company LLC	0.78%	0.20%	0.98%	18.69%	6.26%	9.81%
Mid-Cap Value	Fidelity® VIP Value Portfolio - Initial Class; Fidelity Management and Research Company LLC	0.60%	0.20%	0.80%	11.23%	13.10%	11.24%
Mid-Cap Growth	Janus Henderson Enterprise Portfolio - Institutional Class; Janus Henderson Investors, US LLC	0.72%	0.20%	0.92%	7.67%	7.62%	12.79%

INVESTMENT TYPE	PORTFOLIO COMPANY; ADVISER (SUBADVISER)	CURRENT EXPENSES	CURRENT FUND FACILITATION FEE[1]	CURRENT EXPENSES PLUS FUND FACILITATION FEE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/25)
					1 YEAR	5 YEAR	10 YEAR
Intermediate Core Bond	John Hancock Core Bond Trust Portfolio - Series NAV; John Hancock Variable Trust Advisers LLC (Allspring Global Investments, LLC)	0.62%[2]	0.10%	0.72%	7.03%	-0.52%	1.96%
Foreign Large Blend	John Hancock International Equity Index Trust Portfolio - Series NAV; John Hancock Variable Trust Advisers LLC (SSGA Funds Management, Inc.)	0.34%[2]	0.10%	0.44%	32.57%	7.68%	8.33%
Multisector Bond	John Hancock Strategic Income Opportunities Trust Portfolio - Series NAV; John Hancock Variable Trust Advisers LLC (Manulife Investment Management (US) LLC	0.74%[2]	0.10%	0.84%	7.51%	1.61%	3.26%
Large Blend	MFS® VIT II Blended Research Core Equity Portfolio - Initial Class	0.30%[2]	0.10%	0.40%	16.10%	15.30%	13.88%
Corporate Bond	MFS® VIT II Corporate Bond Portfolio - Initial Class	0.63%[2]	0.10%	0.73%	7.56%	-0.06%	3.32%
Foreign Large Blend	MFS® VIT II International Intrinsic Equity Portfolio[7] - Initial Class	0.89%[2]	0.10%	0.99%	33.26%	7.28%	9.95%
Technology	MFS® VIT II Technology Portfolio - Initial Class	0.82%[2]	0.10%	0.92%	16.57%	12.45%	18.64%
Global Real Estate	MFS® VIT III Global Real Estate Portfolio - Initial Class	0.90%[2]	0.10%	1.00%	3.53%	1.32%	5.01%
Mid-Cap Value	MFS® VIT III Mid Cap Value Portfolio - Initial Class	0.79%[2]	0.10%	0.89%	5.98%	10.18%	9.95%
Large Value	MFS® VIT Value Series Portfolio - Initial Class	0.69%[2]	0.10%	0.79%	13.01%	9.95%	10.05%
Global Bond	PIMCO VIT Global Bond Opportunities (Unhedged) - Institutional Class	1.00%	0.35%	1.35%	13.04%	0.32%	2.62%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	1.02%	0.35%	1.37%	15.15%	2.60%	5.22%
Long Government	PIMCO VIT Long-Term US Government Portfolio - Institutional Class	2.325%	0.35%	2.675%	6.31%	-6.68%	0.16%
Inflation- Protected Bond	PIMCO VIT Real Return Portfolio - Institutional Class	1.24%	0.35%	1.59%	8.01%	1.36%	3.37%
Foreign Large Blend	Principal Diversified International Portfolio - Class 1; Principal Global Investors, LLC	0.86%	0.35%	1.21%	32.36%	7.40%	8.08%
Intermediate Government	Principal Government & High Quality Bond Portfolio - Class 1; Principal Global Investors, LLC	0.50%	0.35%	0.85%	7.91%	-0.23%	1.26%
Small Blend	Principal SmallCap Portfolio - Class 1; Principal Global Investors, LLC	0.84%	0.35%	1.19%	15.10%	6.29%	9.57%
Global Bond	Templeton Global Bond VIP Portfolio - Class 1; Franklin Advisers, Inc.	0.50%[2]	0.20%	0.70%	16.09%	-0.69%	0.11%

INVESTMENT TYPE	PORTFOLIO COMPANY; ADVISER (SUBADVISER)	CURRENT EXPENSES	CURRENT FUND FACILITATION FEE[1]	CURRENT EXPENSES PLUS FUND FACILITATION FEE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/25)
					1 YEAR	5 YEAR	10 YEAR
Large Blend	Thrivent All Cap Portfolio	0.66%	N/A	0.66%	18.05%	11.90%	12.43%
Conservative Allocation	Thrivent Conservative Allocation Portfolio	0.50%	N/A	0.50%	10.17%	4.03%	5.42%
Moderately Conservative Allocation	Thrivent Dynamic Allocation Portfolio	0.68%	N/A	0.68%	12.62%	5.92%	6.84%
Diversified Emerging Mkts	Thrivent Emerging Markets Equity Portfolio	1.15%[2]	N/A	1.15%	32.20%	2.10%	7.47%
Large Blend	Thrivent ESG Index Portfolio	0.36%[2]	N/A	0.36%	17.78%	13.56%	N/A4
Global Large-Stock Blend	Thrivent Global Stock Portfolio	0.60%	N/A	0.60%	20.82%	10.69%	10.67%
Health	Thrivent Healthcare Portfolio	0.92%	N/A	0.92%	13.07%	4.62%	7.37%
High Yield Bond	Thrivent High Yield Portfolio	0.45%	N/A	0.45%	8.78%	4.06%	5.32%
Corporate Bond	Thrivent Income Portfolio	0.44%	N/A	0.44%	7.93%	0.38%	3.60%
Foreign Large Blend	Thrivent International Equity Portfolio	0.72%	N/A	0.72%	30.87%	8.54%	7.41%
Foreign Large Blend	Thrivent International Index Portfolio	0.37%	N/A	0.37%	31.15%	8.61%	N/A4
Large Growth	Thrivent Large Cap Growth Portfolio	0.43%	N/A	0.43%	16.95%	12.89%	16.35%
Large Blend	Thrivent Large Cap Index Portfolio	0.22%	N/A	0.22%	17.62%	14.17%	14.54%
Large Value	Thrivent Large Cap Value Portfolio	0.62%	N/A	0.62%	19.65%	13.96%	12.16%
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.89%[2]	N/A	0.89%	2.50%	1.10%	N/A4
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	N/A	0.25%	7.23%	8.86%	10.46%
Mid-Cap Blend	Thrivent Mid Cap Stock Portfolio	0.66%	N/A	0.66%	4.73%	6.86%	11.30%
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.87%[2]	N/A	0.87%	10.82%	11.31%	N/A4
Money Market - Taxable	Thrivent Money Market Portfolio	0.31%	N/A	0.31%	4.06%	3.05%	1.93%
Multisector Bond	Thrivent Multisector Bond Portfolio	0.74%	N/A	0.74%	7.93%	2.43%	3.47%
Real Estate	Thrivent Real Estate Securities Portfolio	0.90%	N/A	0.90%	0.67%	3.89%	4.68%
Short-Term Bond	Thrivent Short-Term Bond Portfolio	0.45%	N/A	0.45%	6.06%	2.75%	2.89%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94%[2]	N/A	0.94%	1.87%	1.37%	N/A3
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	N/A	0.24%	5.80%	7.06%	9.57%
Small Blend	Thrivent Small Cap Stock Portfolio	0.70%	N/A	0.70%	2.45%	7.50%	11.93%
Large Blend	Vanguard® VIF PRIMECAP Portfolio[8]; PRIMECAP Management Company	0.34%	0.35%	0.69%	28.98%	13.97%	14.96%

INVESTMENT TYPE	PORTFOLIO COMPANY; ADVISER (SUBADVISER)	CURRENT EXPENSES	CURRENT FUND FACILITATION FEE[1]	CURRENT EXPENSES PLUS FUND FACILITATION FEE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/25)
					1 YEAR	5 YEAR	10 YEAR
Foreign Large Growth	Vanguard® VIF International Portfolio; Baillie Gifford Overseas Ltd. and Schroeder Investment Management North America Inc.	0.32%	0.35%	0.67%	19.97%	0.62%	10.48%
Short-Term Bond	Vanguard® VIF Short-Term Investment-Grade Portfolio; The Vanguard Group, Inc.	0.14%	0.35%	0.49%	6.85%	2.23%	2.81%
Small Growth	Vanguard® VIF Small Company Growth Portfolio[9]; ArrowMark Colorado Holdings, LLC and The Vanguard Group, Inc.	0.29%	0.35%	0.64%	6.11%	3.81%	9.61%
Intermediate Core Bond	Vanguard® VIF Total Bond Market Index Portfolio; The Vanguard Group, Inc.	0.14%	0.10%	0.24%	6.94%	-0.51%	1.90%
Large Blend	Vanguard® VIF Total Stock Market Index Portfolio; The Vanguard Group, Inc.	0.13%	0.10%	0.23%	16.93%	12.98%	14.10%
1
The maximum Fund Facilitation Fee is 0.40%
2
Current expenses reflect temporary fee reductions.
3
The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 4/27/2018 and does not have annual returns for the period shown.
4
The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 4/29/2020 and does not have annual returns for the period shown.
5
Formerly known as DFA VA International Small Portfolio
6
Formerly known as DFA US Targeted Value Portfolio
7
Formerly known as MFS® VIT II International Intrinsic Value Portoflio
8
Formerly known as Vanguard® VIF Capital Growth Portfolio. Name change will become effective on or about May 12, 2026.
9
Contracts with premium allocated to this portfolio as of April 29, 2020 may continue to add premium, as long as you do not transfer all of the Accumulated Value out of this portfolio. New contracts issued on or after April 30, 2020 may not invest in this portfolio.
(b) Fixed Account Investment Option Available Under the Contract
On or before the Annuity Date, you may allocate the premiums paid under the Contract and transfers from the Accumulated Value in other investment options to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our General Account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than the Fixed Account Guaranteed Interest Rate shown in your Contract. Interest guarantees are subject to Thrivent’s claims-paying ability. For the current interest rate, please call our Service Center at 1-800-847-4836. The last-in, first-out accounting method will be used for partial surrenders, transfers, and transfer charges. The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $10,000 or 50% of the Accumulated Value in the Fixed Account, excluding any Accumulated Value in the DCA Fixed Account, at the time the first transfer is made in that Contract Year.
Name	Term	Minimum Guaranteed Interest Rate
Fixed Account	Life of the Contract	0.50%

The Statement of Additional Information (SAI) dated April 30, 2026 contains more information about the Contract and the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/AdvisorFlex
For a paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or  FINRA’s Broker Check for more information about our financial advisors.
Contract Form #ICC16 W-WR-FPVA and state variations
EDGAR Contract No.C000183973 32094PR R4-26

Thrivent Variable Annuity Account I
Statement of Additional Information
Dated April 30, 2026
For
Flexible Premium Deferred Variable Annuity Contract
Issued by
Thrivent Financial for Lutherans
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Thrivent AdvisorFlex Variable AnnuityTM Prospectus dated April 30, 2026 (the “Prospectus”) for Thrivent Variable Annuity Account I (the “Variable Account”), describing an individual flexible premium deferred variable annuity contract (the “Contract”) currently offered by Thrivent Financial for Lutherans (“Thrivent”) to persons eligible for membership in Thrivent.
Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, by calling 1-800-847-4836, or it can be accessed electronically at dfinview.com/Thrivent/AdvisorFlex.
Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.
1

GENERAL INFORMATION AND HISTORY
Depositor
The Contract is issued by Thrivent Financial for Lutherans (Thrivent). Thrivent, a fraternal benefit society owned by and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.
Registrant
The Variable Account is a separate account of ours, which became available October 31, 2002. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
History of Depositor and Registrant
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
2

SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
PURCHASE OF SECURITIES BEING OFFERED
You purchase a Contract by submitting an application to us through one of our financial professionals who is also a registered representative of Thrivent Investment Management Inc. Contracts are offered to members and people eligible for membership. The prospectus contains all material provisions of the Contract and any variations are pursuant to state law. In your application you select the features of your Contract, including:
•
The amount of your initial premium must be at least $100,000.
•
How you want your premiums allocated among the Subaccount(s), and/or the Fixed Account. We reserve the right to limit the number of allocations to subaccounts.
•
Whether you want an optional death benefit rider.
•
The beneficiary or beneficiaries you want to receive the benefit payable upon the death of the Annuitant.
•
Premium amounts of $1 million or greater will require prior approval, and we reserve the right to limit the total amount of all premiums paid on the Contract to $1 million. We reserve the right to decline future applications if the premium on a Contract Owner’s and/or Annuitant’s Contract is $1 million or greater. We reserve the right to decline applications that do not meet issue and suitability guidelines.
3

PRINCIPAL UNDERWRITER
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402 is a subsidiary of Thrivent and a registered broker-dealer. Thrivent Investment Management Inc. is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial representatives of Thrivent Investment Management Inc. Thrivent Investment Management Inc. is a member of the Financial Industry Regulatory Authority (FINRA) and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent. Thrivent Investment Management Inc.’s fiscal year operates on a calendar year basis.
For AdvisorFlex Variable Annuity Contracts, Thrivent does not pay commissions to the financial professionals because the financial professionals receive compensation in the form of the investment advisor fees paid by the Contract Owners.
The offering of the Contracts is continuous.
Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.
2025	2024	2023
$103,604,080	$70,131,942	$42,152,222
ANNUITY PAYMENTS
When a fixed settlement option is issued, the payment amount is the agreement amount divided by the annuity payment rate.  The annuity payment rate for life incomes is determined using 2.5% and the Annuity 2000 Mortality Table.  For non-life contingent fixed settlement options, the payment rate is determined using 1.5%  The payment for fixed settlement options does not change.  Thrivent may offer a higher payment amount at issue of a settlement option.
STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the
4

Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
For portfolios other than Thrivent’s, please see that external portfolio’s prospectus for index information.
MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
5

EXPERTS
The statutory-basis financial statements as of December 31, 2025 and December 31, 2024 and for each of the three years in the period ended December 31, 2025 of Thrivent Financial for Lutherans and the financial statements as of December 31, 2025 and for each of the two years in the period ended December 31, 2025 of Thrivent Variable Annuity Account I included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
6

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
Opinions
We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company”), which comprise the statutory-basis statements of assets, liabilities and surplus as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, of surplus, and of cash flow for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2025.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Report of Independent Auditors, continued
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors' Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 13, 2026

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2025 and 2024
(in millions)
	2025	2024
Admitted Assets
Bonds	$54,999	$52,993
Stocks	2,230	1,542
Mortgage loans	10,960	10,867
Real estate	19	18
Cash, cash equivalents and short-term investments	1,860	1,437
Contract loans	1,085	1,073
Receivables for securities	391	59
Limited partnerships	9,240	10,836
Derivatives	742	220
Other invested assets	1,175	688
Total cash and invested assets	82,701	79,733
Accrued investment income	606	615
Due premiums and considerations	129	127
Other assets	46	37
Separate account assets	38,997	37,442
Total Admitted Assets	$122,479	$117,954
Liabilities
Aggregate reserves for life, annuity and health contracts	$57,788	$55,220
Deposit liabilities	5,273	5,566
Contract claims	524	469
Member dividends payable	443	436
Interest maintenance reserve	347	328
Asset valuation reserve	2,892	3,030
Transfers due to/(from) separate accounts, net	(730)	(612)
Payable for securities	610	233
Securities lending obligation	551	553
Other liabilities	852	879
Separate account liabilities	38,857	37,324
Total Liabilities	$107,407	$103,426
Surplus
Unassigned funds	$15,064	$14,513
Other surplus	8	15
Total Surplus	$15,072	$14,528
Total Liabilities and Surplus	$122,479	$117,954
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Revenues
Premiums	$5,630	$5,948	$5,520
Considerations for supplementary contracts with life contingencies	193	454	230
Net investment income	3,822	3,830	3,233
Separate account fees	779	769	739
Amortization of interest maintenance reserve	55	55	88
Other revenues	55	67	68
Total Revenues	$10,534	$11,123	$9,878
Benefits and Expenses
Death benefits	$1,335	$1,315	$1,289
Surrender benefits	4,316	4,700	4,472
Change in reserves	2,634	2,796	1,640
Other benefits	2,439	2,540	2,237
Total benefits	10,724	11,351	9,638
Commissions	383	351	280
General insurance expenses	1,064	990	950
Fraternal benefits and expenses	280	223	169
Transfers due to/(from) separate accounts, net	(2,866)	(2,948)	(2,153)
Total expenses and net transfers	(1,139)	(1,384)	(754)
Total Benefits and Expenses	$9,585	$9,967	$8,884
Gain from Operations before Dividends and Capital Gains and Losses	$949	$1,156	$994
Member dividends	443	436	419
Gain from Operations before Capital Gains and Losses	$506	$720	$575
Realized capital gains and (losses), net	209	(122)	(62)
Net Income	$715	$598	$513
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Surplus, Beginning of Year	$14,528	$14,287	$13,768
Prior year adjustment	—	—	40
Adjusted Balance – Beginning of Year	$14,528	$14,287	$13,808
Net income	715	598	513
Change in unrealized investment gains and losses	(442)	(89)	(20)
Change in non-admitted assets	(2)	(131)	32
Change in asset valuation reserve	138	(243)	(134)
Change in surplus of separate account	22	16	22
Deferred gain on Medicare supplement reinsurance	(8)	(8)	(8)
Pension liability adjustment	54	98	74
Change in reserve valuation basis	67	—	—
Surplus, End of Year	$15,072	$14,528	$14,287
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Cash from Operations
Premiums	$5,818	$6,396	$5,743
Net investment income	3,137	2,915	2,672
Other revenues	834	836	807
	9,789	10,147	9,222
Benefit and loss-related payments	(8,038)	(8,598)	(8,010)
Transfers (to)/from separate account, net	2,748	2,899	2,115
Commissions and expenses	(1,710)	(1,556)	(1,383)
Member dividends	(436)	(420)	(376)
Other	—	—	3
Net Cash from Operations	$2,353	$2,472	$1,571
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$9,386	$6,948	$6,153
Stocks	495	913	1,142
Mortgage loans	932	705	661
Limited partnerships	3,802	1,305	821
Other	378	227	449
	14,993	10,098	9,226
Cost of investments acquired or originated:
Bonds	(11,490)	(9,331)	(6,758)
Stocks	(956)	(985)	(616)
Mortgage loans	(1,026)	(710)	(812)
Limited partnerships	(1,954)	(1,731)	(1,787)
Other	(716)	(304)	(393)
	(16,142)	(13,061)	(10,366)

Mortgage dollar rolls	(346)	(2)	(67)
Change in net amounts due (to)/from broker	—	—	(55)
Change in collateral held for securities lending	(2)	(91)	352
Change in contract loans	(12)	(9)	(17)
Net Cash from Investments	$(1,509)	$(3,065)	$(926)
Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	$(293)	$19	$23
Other	(128)	3	152
Net Cash from Financing and Miscellaneous Sources	$(421)	$22	$175
Net Change in Cash, Cash Equivalents and Short-Term Investments	$423	$(571)	$820
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$1,437	$2,008	$1,188
Cash, Cash Equivalents and Short-Term Investments, End of Year	$1,860	$1,437	$2,008
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Supplemental disclosures for non-cash transactions not included above
Refinanced mortgage loans and mutual fund mortgage transfers	$79	$—	$74
Transferred collateral on collateralized fund obligation	$—	$—	739
FHLB conversion from borrowed money to funding agreements	$—	$—	$900
Mortgage foreclosure and capital contribution to Gold Ring Holdings, LLC	$—	$16	$—
Transfer from White Rose Opportunity Fund distribution	$—	$53	$—
Mortgage dollar rolls and tax free exchange purchases	$(7,733)	$(2,382)	$(1,370)
Mortgage dollar rolls and tax free exchange sales	$7,387	$2,380	$1,303
CASL 2024-4 CLUB student loan purchase	$—	$(1,842)	$—
CASL 2024-4 CLUB student loan sale	$—	$1,842	$—
2025 Badger FBN purchases	$(2,286)	$—	$—
2025 Badger FBN sales	$2,286	$—	$—
Non-cash contributions to Holdings, Inc.	$6	$—	$—
Non-cash Initial Public Offering reverse stock split	$30	—	—
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2025, 2024 and 2023
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Thrivent has no prescribed or permitted practices.
The State of Wisconsin Office of the Commissioner of Insurance recognizes only SAP for determining and reporting the financial condition and results of operations of a fraternal benefit society in order to determine its solvency under Wisconsin’s Insurance Laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Wisconsin. NAIC SAP is comprised of the Preamble, the Statements of Statutory Accounting Principles (“SSAP”), and Appendices.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by NAIC guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Interest income is recognized when earned. Bond exchange traded funds (“ETFs”) on the Securities Valuation Office (“SVO”) Identified Funds list are stated using the fair value measurement method.
Stocks: Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries are carried at the stock’s equity basis. Investments in mutual funds are carried at net asset value (“NAV”). Preferred stocks are carried at market value or amortized cost depending on the preferred stock's convertible characteristics and NAIC subgroup. Issues rated not in good standing are reported at lower of amortized cost or fair market value. Redeemable preferred stocks are reported at amortized costs unless they have an NAIC designation of 4, 5, or 6 which are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are reported at fair value, not to exceed the current call price for the stock.
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. There are currently no mortgage loans with a discount or premium. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.

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Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships which are generally valued using NAV as a practical expedient. For distributions received, income is recognized to the extent they do not exceed undistributed earnings. Distributions received in excess of undistributed earnings are recorded as a return of capital.
Other Invested Assets: Other invested assets include residual tranches, non-collateral loans, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value. Interest income on residual tranches is recorded under the effective yield method using the Allowable Earned Yield, capped by the amount of cash distributions received. Non-collateral loans and surplus notes are carried at amortized cost.
Derivatives: Derivatives consist primarily of mortgage dollar rolls, call spread options, foreign currency swaps, and futures and are primarily carried at fair value. Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. Mortgage dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of mortgage dollar rolls extending for more than a year. Thrivent had $509 million and $161 million in the mortgage dollar roll program as of December 31, 2025 and 2024, respectively. Mortgage dollar rolls are reported as bonds in 2024 within the Statements of Assets, Liabilities, and Surplus. As a result of the adoption of an accounting pronouncement in 2025, mortgage dollar rolls are now reported as derivatives in 2025. Given this reclassification, derivatives are reported separately in the Statements of Assets, Liabilities, and Surplus. Certain prior period amounts related to derivatives have been reclassified from other invested assets to derivatives.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly rated securities which are included in bonds and cash, cash equivalents and short-term investments. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.

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Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.
Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, ETFs, limited partnerships, derivatives and other invested assets and are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s investments are periodically reviewed, and those securities where the current fair value is less than amortized cost are evaluated for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the unrealized loss, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on fixed income securities sold prior to maturity are transferred to the interest maintenance reserve (“IMR”).
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the significance of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant inputs that are unobservable.
Separate Accounts
Separate account assets and liabilities represent funds that are separately administered for variable annuity and variable life contracts, for which the contract holder, rather than Thrivent bears the investment risk. Fees charged on separate account contract holder account value, include mortality and expense charges, rider fees, and advisor fees and are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published NAVs and include the value of seed money. Separate account liability values are not guaranteed to the contract holder; however, general account reserves include provisions for the

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued on or after January 1, 2020 and Term Life contracts issued from January 1, 2017 through December 31, 2019, are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. The reserve held is the greatest of two model-based reserve calculations and a formulaic calculation called the Net Premium Reserve (“NPR”).
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities with guaranteed death and living benefits, regardless of issue date, are computed on an aggregate basis using the requirements specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. This approach uses the greatest of two stochastic modeling approaches (company prudent assumptions or industry prescribed assumptions) but is never less than the cash surrender value floor.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts, as well as funding agreements issued to the Federal Home Loan Bank of Chicago (“FHLB”), that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Interest Maintenance Reserve
Thrivent is required to maintain an IMR which is primarily used to defer certain realized capital gains and losses on fixed income investments as prescribed by the NAIC in SSAP No. 7. (Asset Valuation Reserve and Interest Maintenance Reserve). Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC in SSAP No. 7. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Borrowed Money
Borrowed money represents advances from Federal Home Loan Bank. The liability is primarily carried at an amount equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are recognized pro rata over the terms of the policies. Thrivent presents the impact of internal (1035 exchanges) on a net basis within the Summary of Operations.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal charter. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral, fraternal, patriotic or religious purposes for the benefit of members and the public and are supported through a variety of lodge programs and services.
Dividends to Members
The majority of Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. Dividends are not currently being paid on most health insurance nor annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded. Thrivent may pay income taxes on certain unrelated business activity such as debt-financed income.
Basis of Presentation
The accompanying statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”). Differences between GAAP financial statements and statutory-basis financial statements as of December 31, 2025 and 2024 and for the three years in the period ended December 31, 2025, have not been quantified but are presumed to be material.
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks: For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks: For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Limited Partnerships: For GAAP purposes, the equity method reports the change in the equity value of the limited partnerships through earnings as a component of net investment income.
Acquisition Costs: For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized on a constant level basis.
Contract Liabilities: For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets: For GAAP purposes, certain assets, primarily furniture, equipment, receivables over 90 days old, values of certain entities and equity-method investments where audits are not performed, overfunded plan assets on qualified benefit plans and agents’ debit balances, are not charged directly to equity and are not excluded from the balance sheet.
Interest Maintenance Reserve: For GAAP purposes, an IMR is not maintained.
Asset Valuation Reserve: For GAAP purposes, an AVR is not maintained.
Premiums and Withdrawals: For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Consolidation: For GAAP purposes, controlled subsidiaries are consolidated into the results of their parent.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
New Accounting Guidance
In 2025, Thrivent adopted revisions to SSAP No. 26 (Bonds) and SSAP No. 43 (Asset-Backed Securities) for the principles-based bond definition, which included consideration of factors to determine whether certain investments qualify for reporting on the statutory financial statements as a bond. Additionally, the guidance revised SSAP No. 2 (Cash, Cash Equivalents, Drafts, and Short-Term Investments) to preclude asset-backed securities, mortgage loans and other invested assets from being reported as cash equivalents or short-term investments. The guidance is effective beginning January 1, 2025 and did not have a material impact on Thrivent’s financial statements.
In 2025, Thrivent adopted updated guidance for residual tranches under SSAP No. 21 (Other Admitted Assets). Unrealized gains or losses as of December 31, 2024, were recognized as realized, with the market value becoming the January 1, 2025 cost basis. Interest income must follow the effective yield method using Allowable Earned Yield (AEY), capped by cash distributions. Thrivent reported a net realized gain of $15 million upon adoption.
In 2025, Thrivent adopted revisions to SSAP No. 43 (Asset-Backed Securities) that allow use of either prospective or retrospective methods for adjusting cash flows and prepayment assumptions. Thrivent elected the prospective method for all asset-backed securities effective January 1, 2025, with no impact to surplus.
In 2023, Thrivent adopted modifications to SSAP No. 34 (Investment Income Due and Accrued). The key revisions include adding new disclosures for Aggregate Deferred Interest and Paid-In-Kind (PIK) interest. The guidance is effective beginning December 31, 2023 and did not have a material impact on Thrivent’s financial statements.
Prior Year Adjustment
During 2023, Thrivent identified an adjustment impacting the beginning of year surplus balance related to deferred annuity contracts. As a result, reserves were decreased and surplus was increased by $40 million. Thrivent reported an increase to opening surplus of $40 million in 2023.
Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 13, 2026, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition for disclosure.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2025
U.S. Government Obligations	$1,648	$11	$(117)	$1,542
Other U.S. Government Obligations	178	—	—	178
Non-U.S. Sovereign Jurisdiction Securities	199	3	(13)	189
Municipal Bonds – General Obligations (Direct and Guaranteed)	45	4	(1)	48
Municipal Bonds – Special Revenue	72	6	(1)	77
Project Finance Bonds Issued by Operating Entities	1,646	19	(95)	1,570
Corporate Bonds	33,967	737	(1,957)	32,747
Single Entity Backed Obligations	642	6	(20)	628
SVO-Identified Bond Exchange Traded Funds – Fair Value	449	—	—	449
Bonds Issued by Funds Representing Operating Entities	4,655	48	(158)	4,545
Bank Loans – Acquired	245	3	(2)	246
Total Issuer Credit Obligations	$43,746	$837	$(2,364)	$42,219
Asset-Backed Securities
Financial ABS – Agency Residential Mortgage-Backed Securities	$3,410	$18	$(268)	$3,160
Financial ABS – Non-Agency Residential Mortgage-Backed Securities	1,109	10	(91)	1,028
Financial ABS – Commercial Mortgage-Backed Securities	1,900	16	(58)	1,858
Financial ABS – CLOs/CBOs/CDOs	1,320	2	(1)	1,321
Financial ABS - Other Financial Asset-Backed Securities	3,322	58	(1)	3,379
Financial ABS – Equity Backed Securities	37	—	(5)	32
Non-Financial ABS – Lease-Backed Securities	69	—	(1)	68
Non-Financial ABS – Practical Expedient – Other	86	—	(3)	83
Non-Financial ABS – Full Analysis – Other	—	—	—	—
Total Asset-Backed Securities	$11,253	$104	$(428)	$10,929
Total Bonds	$54,999	$941	$(2,792)	$53,148

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2024
U.S. government and agency securities	$1,565	$2	$(149)	$1,418
U.S. state and political subdivision securities	120	8	(3)	125
Securities issued by foreign governments	64	—	(4)	60
Corporate debt securities	40,714	466	(3,026)	38,154
Residential mortgage-backed securities	4,045	6	(517)	3,534
Commercial mortgage-backed securities	1,839	3	(113)	1,729
Collateralized debt obligations	—	—	—	—
Other debt obligations	4,039	12	(9)	4,042
Affiliated bonds	607	1	—	608
Total bonds	$52,993	$498	$(3,821)	$49,670
The admitted value of corporate debt securities issued in foreign currencies was $966 million and
$819 million as of December 31, 2025 and 2024, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
	Admitted Value	Fair Value
December 31, 2025
Issuer Credit Obligations:
Due in 1 year or less	$3,978	$3,995
Due after 1 year through 5 years	13,593	13,546
Due after 5 years through 10 years	12,841	12,725
Due after 10 years through 20 years	7,685	7,347
Due after 20 years	7,251	6,212
Issuer Credit Obligations Total	$45,348	$43,825

	Admitted Value	Fair Value

Asset-Backed Securities:
Due in 1 year or less	$10	$10
Due after 1 year through 5 years	306	305
Due after 5 years through 10 years	757	753
Due after 10 years through 20 years	2,731	2,674
Due after 20 years	7,449	7,187
Asset Backed Securities Total	$11,253	$10,929
Total Bonds	$56,601	$54,754

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2025
Issuer Credit Obligations	367	$2,749	$(81)	2,610	$20,486	$(2,284)
Asset-Backed Securities	44	410	(1)	403	3,620	(426)
Total bonds	411	$3,159	$(82)	3,013	$24,106	$(2,710)
December 31, 2024
U.S. government and agency securities	13	$272	$(8)	34	$796	$(141)
U.S. state and political subdivision securities	1	13	—	4	33	(3)
Securities issued by foreign governments	1	6	—	6	49	(4)
Corporate debt securities	921	5,977	(161)	2,970	22,523	(2,865)
Residential mortgage-backed securities	31	495	(7)	267	2,756	(510)
Commercial mortgage-backed securities	23	232	(2)	145	1,273	(111)
Other debt obligations	15	70	(1)	73	199	(8)
Total bonds	1,005	$7,065	$(179)	3,499	$27,629	$(3,642)
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.
Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2025	2024
Unaffiliated Preferred Stocks:
Cost	$501	$448
Gross unrealized gains	24	17
Gross unrealized losses	(7)	(20)
Fair value	$518	$445
Statement value	$516	$451
Unaffiliated Common Stocks:
Cost	$689	$623
Gross unrealized gains	208	153
Gross unrealized losses	(19)	(18)
Fair value/statement value	$878	$758

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	2025	2024
Affiliated Common Stocks:
Cost	$1,384	$314
Gross unrealized gains	53	46
Gross unrealized losses	(698)	(102)
Fair value/statement value	$739	$258
Affiliated Mutual Funds and ETFs:
Cost	$75	$68
Gross unrealized gains	22	7
Gross unrealized losses	—	—
Fair value/statement value	$97	$75
Total statement value	$2,230	$1,542
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $11.0 billion and $10.9 billion for the years ended December 31, 2025 and 2024, respectively. There was no allowance for credit losses as of December 31, 2025 or 2024.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.
The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2025	2024
In good standing	$10,917	$10,849
Restructured loans, in good standing	43	18
Delinquent	—	—
In process of foreclosure	—	—
Total mortgage loans	$10,960	$10,867

	2025	2024
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	2.6%	—
Total principal	$36	—
Number of loans	10	—
Interest Rates for Loans Issued During the Year:
Maximum	7.0%	9.3%
Minimum	3.6%	5.5%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	79%	65%

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2025	2024
Current	$10,959	$10,867
30 – 59 days past due	—	—
60 – 89 days past due	1	—
90 – 179 days past due	—	—
180+ days past due	—	—
Total mortgage loans	$10,960	$10,867
90 – 179 Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—
180+ Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—
The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2025	2024
Geographic Region:
Pacific	27%	29%
South Atlantic	21	21
East North Central	8	7
West North Central	7	7
Mountain	8	7
Mid-Atlantic	14	12
West South Central	10	12
Other	5	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2025	2024
Property Type:
Industrial	31%	27%
Retail	15	16
Office	9	11
Church	7	7
Apartments	32	32
Other	6	7
Total	100%	100%

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Impaired loans
A loan is determined to be impaired when it is considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. For the years ended December 31, 2025 and 2024, Thrivent held impaired loans with carrying values of $26 million and $26 million, and unpaid principal balances of $33 million and $32 million for which there was no related allowance for credit losses recorded, respectively.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans that are delinquent are recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was $0 for the year ended December 31, 2025, $8 million for the year ended December 31, 2024, and $8 million for the year ended December 31, 2023. The average recorded investment in impaired mortgage loans was $13 million and $26 million for the years ended December 31, 2025 and 2024, respectively. Interest income recognized on impaired mortgage loans was $1 million for the year ended December 31, 2025, $1 million for the year ended December 31, 2024, and $2 million for the year ended December 31, 2023.
In certain circumstances, Thrivent may restructure the terms of a troubled loan to maximize the collection of amounts due. During the years ended December 31, 2025 and 2024, Thrivent restructured three loans with a carrying value of $27 million and three loans with a carrying value of $10 million, respectively.
For the years ended December 31, 2025 and 2024, Thrivent held ten mortgage loans with a carrying value of $43 million and eight loans with a carrying value of $18 million, where loan restructures had occurred and the loans were in good standing, respectively. For the year ended December 31, 2025, the ten restructured mortgage loans had no payment defaults after modifications. For the year ended December 31, 2024, the eight restructured mortgage loans had no payment defaults after modifications.
During the year ended December 31, 2025 there were no mortgage loans derecognized as a result of foreclosure. In 2024, there was one mortgage loan with a carrying value of $16 million that was derecognized as a result of foreclosure.
Real Estate
Thrivent owns home office properties and held-for-sale properties. Held-for-sale properties are determined to be impaired when it is probable that the current book value plus costs to sell are greater than the fair market value of the property.
The components of real estate investments as of December 31 were as follows (in millions):
	2025	2024
Home office properties	$25	$24
Held-for-sale	—	—
Total before accumulated depreciation	25	24

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	2025	2024
Accumulated depreciation	(6)	(6)
Total real estate	$19	$18
In 2025, Thrivent contributed a property to Thrivent Holdings, Inc. (“Holdings”) with a book value of $2 million. In 2024, Thrivent reclassified a corporate office building as held-for-sale. This property had a book value of $24 million and was impaired by $24 million to a book value of $0 in December 2024. In November 2024, Thrivent sold a portion of land for a cash payment of less than $1 million and recorded a realized gain of less than $1 million on the sale.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses, and to offset risks associated with the guaranteed living benefits features of certain variable annuity products. The following table summarizes the carrying values, which primarily equal fair values, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gains/(Losses)
As of and for the year ended December 31, 2025
Assets:
Call spread options	$170	$1,262	$69
Futures	—	117	(176)
Foreign currency swaps	63	493	7
Interest rate swaps	—	—	—
Covered written call options	—	—	—
Mortgage Dollar Rolls	509	510	8
Purchased Options	—	—	(8)
Total assets	$742	$2,382	$(100)
Liabilities:
Call spread options	$(102)	$1,308	$(38)
Futures	—	835	—
Foreign currency swaps	(26)	481	4
Covered written call options	(1)	404	1
Total liabilities	$(129)	$3,028	$(33)
As of and for the year ended December 31, 2024
Assets:
Call spread options	$141	$1,163	$194
Futures	—	97	(205)
Foreign currency swaps	79	820	10
Interest rate swaps	—	—	—
Covered written call options	—	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	Carrying Value	Notional Amount	Realized Gains/(Losses)
Total assets	$220	$2,080	$(1)
Liabilities:
Call spread options	$(81)	$1,231	$(172)
Futures	—	929	—
Foreign currency swaps	(1)	78	1
Covered written call options	—	—	1
Total liabilities	$(82)	$2,238	$(170)
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The settlement amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.
Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in derivatives and written call spread options are reported at fair value in derivatives. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “To Be Announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2025, 2024 and 2023, $2 million, less than $1 million and $0, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in derivatives. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized capital gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.
Mortgage Dollar Rolls
Thrivent utilizes “To Be Announced” (“TBA”) forward contracts within the Agency-backed mortgage-backed securities market to optimize yield and manage liquidity in an efficient way. Additionally, Thrivent employs a dollar roll strategy with TBA contracts where TBAs are sold to counterparties with a commitment to buy a substantially similar security at a later settlement date.
Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2025	2024
Loaned Securities:
Carrying value	$533	$554
Fair value	539	540
Cash Collateral Reinvested:
Open	$246	$229
30 days or less	112	117
31 - 60 days	44	91
61 - 90 days	64	20
91 - 120 days	40	5
121 - 180 days	20	30
181 - 365 days	25	40
1 - 2 years	—	20
2 - 3 years	—	—
Greater than 3 years	—	—
Total	$551	$552
Cash collateral liabilities	$551	$553
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2025	2024
Bonds:
Carrying value	$20	$100

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	2025	2024
Fair value	20	100
Short-term Investments:
Carrying value	$110	$50
Fair value	110	50
Cash Equivalents:
Carrying value	$420	$402
Fair value	420	402
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.
Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2025, Thrivent completed 27 transactions, selling 23 securities with a book value totaling $3 million where the cost to repurchase within 30 days totaled $4 million. The net gain for securities sold and later repurchased totaled less than $0 million. At December 31, 2024, Thrivent completed 36 transactions, selling 31 securities with a book value totaling $2 million where the cost to repurchase within 30 days totaled $3 million. The net gain for securities sold and later repurchased totaled less than $1 million.
Reverse Repurchase Agreements
Thrivent has a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as an NAIC designation of 1 and the maturity of the securities is three months to one year with a carrying value and fair value of $0 for the years ended December 31, 2025 and 2024. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting period presented below (in millions):
December 31, 2025	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	—	—
3rd quarter	—	—
4th quarter	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

December 31, 2024	Maximum	Ending Balance
Bonds:
1st quarter	$140	$—
2nd quarter	115	15
3rd quarter	30	—
4th quarter	—	—
The fair value of the cash collateral under the repo transactions for each reporting period by remaining contractual maturity presented below (in millions):
December 31, 2025	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	—	—
3rd quarter	—	—
4th quarter	—	—

December 31, 2024	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$143	$—
2nd quarter	117	15
3rd quarter	31	—
4th quarter	—	—
Federal Home Loan Bank Agreements
FHLB membership requires an initial purchase of membership stock and gives Thrivent access to low-cost funding. Thrivent held membership stock of $0 as of December 31, 2025 and 2024, and activity-based stock of $91 million and $90 million as of December 31, 2025 and 2024, respectively. Any excess activity-based stock is periodically converted to membership stock by the FHLB. Thrivent’s strategy is to utilize funds from the FHLB to optimize liquidity and for spread investment purposes. Additional FHLB activity-based stock purchases are required based upon the amount of funding agreements from the FHLB. Thrivent is required to post acceptable forms of collateral for any funding agreements from the FHLB. In the event of default, the FHLB’s recovery on the collateral is limited to the amount of Thrivent’s outstanding liability to the FHLB. FHLB activity is limited to the general account. As of December 31, 2025, Thrivent has an internally approved maximum borrowing capacity for the FHLB of $6 billion. Thrivent has an unused commitment amount of $4 billion for long-term contracts terminating in more than 12 months. Thrivent established this limit in accordance with its overall risk management process. As of December 31, 2025, Thrivent has a standby letter of credit agreement with the Federal Home Loan Bank of Chicago in the amount of $85 million.
The amount of collateral pledged to FHLB as of December 31 (in millions):

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	2025			2024
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$2,826	$3,086	$2,010	$2,708	$3,114	$2,010
The maximum amount of collateral pledged to FHLB during the reporting period (in millions):
	2025			2024
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Maximum Collateral Pledged	$2,863	$3,191	$2,010	$3,242	3,591	$2,010
During the third quarter of 2023, Thrivent transitioned $900 million in FHLB advances into funding agreements. These advances were previously reported as borrowed money and funding agreements are reported in deposit liabilities.
The fair value and carrying amount of the funding agreements, excluding accrued interest, were $2.0 billion and $2.0 billion as of December 31, 2025 and 2024, respectively. Interest accrues as of December 31, 2025 and 2024 at a weighted average rate of 3.9% and 4.5%, respectively. Interest paid in 2025 and 2024 was $86 million and $89 million, respectively. The outstanding deposit liabilities of $2.0 billion as of December 31, 2025 have scheduled maturity dates through 2028 and Thrivent has the discretion to roll those maturities into future borrowings or funding agreements.
The amount of funding agreements from FHLB as of December 31 (in millions):
	General Account		Funding Agreements Reserves Established
	2025	2024	2025	2024
Funding Agreements	$2,010	$2,010	$2,017	$2,017
Other	—	—	—	—
Aggregate Total	$2,010	$2,010	$2,017	$2,017
The Company does not have prepayment obligations for these funding agreements.
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $3.8 billion for both years ended December 31, 2025 and 2024. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, FHLB and reverse repurchase agreements are 3% of total admitted assets. Securities on deposit with state insurance departments were $2 million for both years ended December 31, 2025 and 2024.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2025	2024	2023
Bonds	$2,395	$2,165	$2,107
Preferred stock	26	18	20
Unaffiliated common stocks	20	21	17
Affiliated common stocks	102	77	77
Mortgage loans	438	431	417
Real estate	12	12	12
Contract loans	76	76	75
Cash, cash equivalents and short-term investments	88	74	63
Limited partnerships	749	1,025	547
Derivatives	14	10	11
Other invested assets	8	20	19
Gross investment income	3,928	3,929	3,365
Investment expenses	(105)	(97)	(130)
Depreciation on real estate	(1)	(2)	(2)
Net investment income	$3,822	$3,830	$3,233
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2025, there were 179 securities with a callable or tender feature sold or redeemed totaling $23 million. During 2024, there were 112 securities with a callable or tender feature sold or redeemed totaling $4 million.
Investment Income Due and Accrued
All investment income due and accrued with amounts that are over 90 days past due with the exception of mortgage loans that are in default for more than 180 days, are non-admitted. As of December 31, 2025 the total amount of gross, non-admitted and admitted amounts of interest income due and accrued is $606 million, $0 and $606 million, respectively. Aggregate deferred interest is $9 million as of December 31, 2025.
Cumulative amounts of paid-in-kind interest included in the current principal balances is zero.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2025	2024	2023
Net Gains and (Losses) on Sales:
Bonds:
Gross gains	$149	$149	$93
Gross losses	(83)	(74)	(140)
Stocks:
Gross gains	49	129	131
Gross losses	(27)	(30)	(64)
Futures	(168)	(205)	(172)
Other	381	(13)	65
Net gains and (losses) on sales	301	(44)	(87)
Provisions for Losses:
Bonds	(19)	(3)	(15)
Stocks	—	—	—
Other	—	(8)	(8)
Total provisions for losses	(19)	(11)	(23)
Realized capital gains and (losses)	283	(55)	(110)
Transfers to interest maintenance reserve	(74)	(67)	48
Realized capital gains and (losses), net	$209	$(122)	$(62)
Proceeds from the sale of investments in bonds were $8.8 billion, $7.3 billion and $5.1 billion for the years ended December 31, 2025, 2024 and 2023, respectively.
Thrivent recognized other-than-temporary impairments (“OTTI”) during the year ended December 31, 2025 on asset-backed securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security. For the year ended December 31, 2025, the amortized cost basis for these securities, prior to any current-period OTTI was $37 million. The OTTI recognized in earnings as a realized loss totaled $1 million. The fair value of the securities as of the date impaired totaled $31 million. The amortized cost basis after the current-period impairment totaled $36 million. The remaining difference between fair value and amortized cost basis as of December 31, 2025 was not deemed to be OTTI.
3. Policyholder Liabilities
The following table contains general account aggregate reserves for life, annuity and health contracts as of December 31 (in millions):
	2025	2024
Life insurance reserves	$26,426	$26,074
Disability and long-term care active life reserves	67	70
Disability and long-term care unpaid claims and claim reserves	343	351
Annuity reserves	24,107	21,985
Health contracts	6,845	6,740
Aggregate reserves for life, annuity and health contracts	$57,788	$55,220

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2025
Subject to Discretionary Withdrawal:
With market value adjustment	$6,671	$151	$—	$6,822	12%
At book value less a surrender charge of 5% or more	3,853	—	—	3,853	6
At fair value	—	—	34,697	34,697	59
Total with market value adjustment or at fair value	10,524	151	34,697	45,372	77
At book value without adjustment	11,885	—	—	11,885	20
Not subject to discretionary withdrawal	1,698	—	49	1,747	3
Total	$24,107	$151	$34,746	$59,004	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$286	$—	$—	$286
December 31, 2024
Subject to Discretionary Withdrawal:
With market value adjustment	$3,931	$172	$—	$4,103	7%
At book value less a surrender charge of 5% or more	3,628	—	—	3,628	7
At fair value	—	—	33,718	33,718	60
Total with market value adjustment or at fair value	7,559	172	33,718	41,449	74
At book value without adjustment	12,751	—	—	12,751	23
Not subject to discretionary withdrawal	1,675	—	49	1,724	3
Total	$21,985	$172	$33,767	$55,924	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$638	$—	$—	$638

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2025
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$2,839	$—	$—	$2,839	54%
Total with market value adjustment or at fair value	2,839	—	—	2,839	54
At book value without adjustment	331	—	—	331	6
Not subject to discretionary withdrawal	2,103	—	11	2,114	40
Total	$5,273	$—	$11	$5,284	100%
December 31, 2024
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,134	$—	$—	$3,134	56%
Total with market value adjustment or at fair value	3,134	—	—	3,134	56
At book value without adjustment	2,349	—	—	2,349	42
Not subject to discretionary withdrawal	83	—	12	95	2
Total	$5,566	$—	$12	$5,578	100%
The above policyholder liabilities are recorded as partial components within the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2025	2024
Aggregate reserves for annuity contracts	$24,107	$21,985
Deposit liabilities	5,273	5,566
Liabilities related to separate accounts	34,907	33,951
Total	$64,287	$61,502

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2025
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,485	$10,474	$10,497	$—	$—	$—
Universal life with secondary guarantees	1,936	1,810	2,041	2,157	1,973	1,985
Other permanent cash value life insurance	—	12,673	13,623	—	—	—
Variable universal life	55	55	68	1,233	1,230	1,238
Miscellaneous reserves	—	—	1	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	889	XXX	XXX	—
Accidental death benefits	XXX	XXX	12	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	67	XXX	XXX	—
Disability – disable lives	XXX	XXX	331	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$12,476	$25,012	$27,529	$3,390	$3,203	$3,223
Reinsurance ceded	872	1,097	694	—	—	—
Total	$11,604	$23,915	$26,835	$3,390	$3,203	$3,223
December 31, 2024
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,440	$10,429	$10,458	$—	$—	$—
Universal life with secondary guarantees	1,775	1,647	1,885	1,780	1,613	1,628
Other permanent cash value life insurance	—	12,475	13,423	—	—	—
Variable universal life	50	50	63	1,128	1,126	1,133
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,031	XXX	XXX	—
Accidental death benefits	XXX	XXX	13	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	70	XXX	XXX	—
Disability – disable lives	XXX	XXX	340	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$12,265	$24,601	$27,285	$2,908	$2,739	$2,761
Reinsurance ceded	760	955	788	—	—	—
Total	$11,505	$23,646	$26,497	$2,908	$2,739	$2,761

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Thrivent calculates premium deficiency reserves (PDR) for long-term care insurance policies. The PDR was zero as of December 31, 2025 and 2024, respectively. Additionally, in 2025 the claim incidence and claim termination assumptions were updated for the legacy business block.
Thrivent has insurance in force as of December 31, 2025 and 2024, totaling $2.0 billion and
$4.7 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2025 and 2024, totaled $9 million and $17 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2025
Ordinary new business	$9	$1
Ordinary renewal	87	112
Total	$96	$113
December 31, 2024
Ordinary new business	$8	$—
Ordinary renewal	84	112
Total	$92	$112
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contract holders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2025	2024	2023	2022	2021
Risk charge paid	$132	$119	$118	$114	$119
Payments for guaranteed benefits	8	8	19	22	6

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued

The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2025
Reserves:
For accounts with assets at fair value	$151	$37,976	$38,127
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$151	$—	$151
At fair value	—	37,917	37,917
Not subject to discretionary withdrawal	—	59	59
Total	$151	$37,976	$38,127
December 31, 2024
Reserves:
For accounts with assets at fair value	$172	$36,539	$36,711
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$172	$—	$172
At fair value	—	36,478	36,478
Not subject to discretionary withdrawal	—	61	61
Total	$172	$36,539	$36,711

	2025	2024	2023
Premiums, Considerations and Deposits:
Non-indexed guarantee	$—	$2	$1
Non-guaranteed	2,938	2,193	1,473
Total	$2,938	$2,195	$1,474

	2025	2024	2023
Transfers to separate accounts	$2,937	$2,194	$1,474
Transfers from separate accounts	(5,729)	(5,096)	(3,592)
Other items	(74)	(46)	(35)
Transfers to separate accounts, net	$(2,866)	$(2,948)	$(2,153)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2025	2024
Net balance at January 1	$1,186	$1,119
Incurred Related to:
Current year	489	485
Prior years	(120)	(56)
Total incurred	369	429
Paid Related to:
Current year	80	52
Prior years	300	310
Total paid	380	362
Net balance at December 31	$1,175	$1,186
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. For life insurance, Thrivent generally retains a maximum of $6 million for any single mortality risk. In 2022 Thrivent began ceding 80% of all Medicare Supplement business via a coinsurance agreement. In 2023 Thrivent entered into a yearly renewable term (YRT) agreement for indemnity reinsurance on newly issued disability insurance coverages.
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2025	2024	2023
Direct premiums	$5,853	$6,164	$5,731
Reinsurance ceded	(223)	(216)	(211)
Net premiums	$5,630	$5,948	$5,520
Reinsurance claims recovered	$211	$177	$180
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2025	2024
Life insurance	$694	$788
Accident-and-health	45	42
Total	$739	$830
During 2022, Thrivent entered into a reinsurance agreement whereby certain Medicare supplement contracts were ceded to a third party. A gain of $39 million was recognized in other surplus funds and is being amortized over a five-year period.
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. Two reinsurers account for approximately 73% and 74% of the reinsurance recoverable as of December 31, 2025, and 2024, respectively.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with the Term and Universal Life Insurance Reserve Financing Model Regulation (MDL-787) or Actuarial Guideline 48 where the Model Regulation has not been adopted by a state in which Thrivent is licensed.
Thrivent has no reinsurance contracts with features that are subject to the disclosure requirements within SSAP No. 61 related to reinsurance credits.
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2025 and 2024.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued

Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2025	2024
Unrealized gains and (losses)	$102	$545
Non-admitted assets	(488)	(486)
Separate accounts	141	118
Asset valuation reserve	(2,892)	(3,030)
The deferred gain from the 2022 medical supplement reinsurance agreement is included in other surplus funds as of December 31, 2022. The amount was recognized into other surplus and is being amortized over a five-year period.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the significance of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks, cash equivalents, certain derivatives, and exchange traded funds. Bonds, unaffiliated common stocks, and exchange traded funds are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks, other invested assets, and certain derivatives, and are valued based on market quotes where the financial instruments are not considered actively traded. Mutual funds are reported at fair value, which are based on net asset values from fund managers. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, certain unaffiliated common stocks, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third–party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third–party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third–party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Fair values of unaffiliated common stocks not reported at fair value primarily consist of FHLB activity-based stock and are based on direct quotes from FHLB.
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.
Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Certain derivative liabilities are reported at fair value and are derived from broker quotes.
Fair values on funding agreements from the FHLB (included in deposit liabilities), are equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets and certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 1% to 8% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
Contract loans are generally carried at the loans' aggregate unpaid balance which approximate the fair values.
Limited partnerships consist primarily of equity limited partnerships which are generally valued using NAV as a practical expedient.
Other invested assets primarily include residual tranches, non-collateral loans, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value or the underlying audited equity of the investee. Non-collateral loans and surplus notes are carried at amortized cost.
Liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2025
Assets:
Bonds	$538	$—	$—	$538
Unaffiliated preferred stocks	—	158	—	158
Unaffiliated common stocks	788	—	—	788
Cash, cash equivalents and short-term investments	332	—	—	332
Separate account assets	—	38,997	—	38,997
Derivatives	—	572	170	742
Total	$1,658	$39,727	$170	$41,555
Liabilities:
Derivatives	$—	$26	$101	$127
December 31, 2024
Assets:
Bonds	$541	$—	$—	$541
Unaffiliated preferred stocks	—	114	—	114
Unaffiliated common stocks	667	—	—	667
Cash, cash equivalents and short-term investments	342	—	—	342
Separate account assets	—	37,442	—	37,442
Derivatives	—	79	141	220
Total	$1,550	$37,635	$141	$39,326

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

	Level 1	Level 2	Level 3	Total
Liabilities:
Other liabilities	$—	$1	$81	$82
Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2025	2024
Assets:
Balance, January 1	$141	$161
Purchases	106	96
Sales	(236)	(489)
Realized gains and (losses) net income	70	196
Unrealized gains and (losses) surplus	89	177
Balance, December 31	$170	$141
Liabilities:
Balance, January 1	$81	$109
Purchases	54	50
Sales	(50)	(60)
Realized gains and (losses) net income	(38)	(169)
Unrealized gains and (losses) surplus	53	151
Balance, December 31	$101	$81
Transfers
During 2025, Thrivent transferred $131 million into Level 2 from Level 3 and $15 million into Level 3 from Level 2 for bonds and preferred stocks. During 2024, Thrivent transferred $34 million into Level 2 from Level 3 and $69 million into Level 3 from Level 2 for bonds and preferred stocks. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2025
Financial Assets:
Bonds	$54,999	$1,985	$35,695	$15,468	$53,148
Unaffiliated preferred stocks	516	—	218	300	518
Unaffiliated common stocks	878	787	91	—	878
Affiliated common stock	739	—	739	—	739
Affiliated mutual funds and ETFs	97	—	97	—	97
Mortgage loans	10,960	—	—	10,330	10,330
Contract loans	1,085	—	—	1,085	1,085
Cash, cash equivalents and short-term investments	1,860	332	1,528	—	1,860
Limited partnerships	9,240	—	—	9,240	9,240
Real estate – held-for-sale	—	—	—	1	1
Assets held in separate accounts	38,997	—	38,997	—	38,997
Derivatives	742	5	572	170	747
Other invested assets	1,175	—	73	1,109	1,182
Financial Liabilities:
Deferred annuities	$21,302	$—	$—	$20,194	$20,194
Other deposit contracts	3,047	—	2,017	1,030	3,047
Derivatives	129	—	26	101	127
Separate account liabilities	38,857	—	38,857	—	38,857

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2024
Financial Assets:
Bonds	$52,993	$1,683	$33,315	$14,672	$49,670
Unaffiliated preferred stocks	451	—	168	277	445
Unaffiliated common stocks	758	667	91	—	758
Affiliated common stock	258	—	258	—	258
Affiliated mutual funds and ETFs	75	—	75	—	75
Mortgage loans	10,867	—	—	9,690	9,690
Contract loans	1,073	—	—	1,073	1,073
Cash, cash equivalents and short-term investments	1,437	342	1,095	—	1,437
Limited partnerships	10,836	—	—	10,836	10,836
Real estate – held-for-sale	—	—	—	1	1
Assets held in separate accounts	37,442	—	37,442	—	37,442
Other invested assets	908	4	151	762	917
Financial Liabilities:
Deferred annuities	$19,240	$—	$—	$18,394	$18,394
Other deposit contracts	3,067	—	2,017	1,050	3,067
Other liabilities	82	—	1	81	82
Separate account liabilities	37,324	—	37,324	—	37,324
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory pension plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Pension Plan			Other Plans
	2025	2024	2023	2025	2024	2023
Service cost	$24	$25	$20	$1	$1	$2
Interest cost	58	54	53	4	3	4
Expected return on plan assets	(85)	(82)	(74)	—	—	—
Other	—	—	4	(2)	(2)	(2)
Net periodic cost	$(3)	$(3)	$3	$3	$2	$4

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2025	2024	2025	2024
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,061	$1,112	$71	$76
Service cost	24	25	1	1
Interest cost	58	54	4	4
Actuarial (gain) loss	25	(63)	3	1
Transfers from defined contribution plan	2	1	—	—
Benefits paid	(69)	(68)	(9)	(11)
Plan changes	—	—	—	—
Benefit obligation, end of year	$1,101	$1,061	$70	$71
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,302	$1,249	$—	$—
Actual return on plan assets	170	120	—	—
Employer contribution	—	—	9	11
Transfers from defined contribution plan	2	1	—	—
Benefits paid	(69)	(68)	(9)	(11)
Fair value of plan assets, end of year	$1,405	$1,302	$—	$—
The significant changes in actuarial (gain)/loss of the 2025 projected benefit obligation primarily relates to decreased discount and crediting rates and cost of living adjustment increase assumptions. The significant changes in actuarial (gain)/loss of the 2024 projected benefit obligation primarily relates to an increased discount rate and assumption changes.
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2025	2024	2025	2024
Funded Status:
Accrued benefit costs	$—	$—	$(94)	$(100)
Asset (Liability) for pension benefits	304	241	24	29
Total overfunded (unfunded) liabilities	$304	$241	$(70)	$(71)
Deferred Items:
Net (gain) loss	$(74)	$(15)	$(17)	$(21)
Net prior service cost	—	—	(7)	(8)
Accumulated amounts recognized in periodic pension expenses	$230	$226	$(94)	$(100)
Accumulated benefit obligation	$1,086	$1,044	$70	$71

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The unfunded liabilities for the pension plan and other postretirement plans at December 31, 2025 and 2024, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus. Overfunded liabilities for the pension plan and other postretirement plans for statutory reporting purposes are deemed non-admitted assets and therefore are charged directly against surplus.
A summary of the deferred items in the Statutory-Basis Statement of Surplus as of December 31 is as follows (in millions):
	Pension Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total
Balance, January 1, 2024	$—	$87	$87	$(9)	$(23)	$(32)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	(101)	(101)	—	1	1
Net gain (loss) recognized	—	—	—	—	1	1
Balance, December 31, 2024	$—	$(14)	$(14)	$(8)	$(21)	$(29)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	(59)	(59)	—	3	3
Net gain (loss) recognized	—	—	—	—	1	1
Balance, December 31, 2025	$—	$(73)	$(73)	$(7)	$(17)	$(24)
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Pension Plan		Other Plans
	2025	2024	2025	2024
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Pension Plan		Other Plans
	2025	2024	2025	2024
Weighted Average Assumptions:
Discount rate	5.4%	5.7%	5.4%	5.7%
Expected return on plan assets	6.8	6.8	N/A	N/A
Rate of compensation increase	4.8	4.8	N/A	N/A
Interest crediting rate	4.1	4.4	N/A	N/A

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 8.5% and 6.7% in 2025 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2034. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy.
The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2026 – $81 million; 2027 – $84 million; 2028 – $85 million; 2029 – $87 million; 2030 –$88 million; and 2031 to 2035 – $450 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2026 – $8 million; 2027 – $8 million; 2028 – $7 million; 2029 – $6 million; 2030 – $6 million; and 2031 to 2035 – $28 million.
The minimum pension contribution required for 2025 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2026.
Pension Assets
The assets of Thrivent’s qualified pension plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation		Actual Allocation
	2025	2024	2025	2024
Equity securities	57%	56%	58%	51%
Private Equity	13	14	12	12
Fixed income and other securities	30	30	30	37
Fixed income and other securities	100%	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The fair values of the pension plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2025
Bonds	$72	$203	$1	$276
Common stocks	664	—	—	664
Affiliated mutual funds – equity funds	60	97	—	157
Short-term investments	127	13	—	140
Limited partnerships	—	—	164	164
Derivatives	(1)	9	—	8
Total	$922	$322	$165	$1,409
December 31, 2024
Bonds	$74	$213	$2	$289
Common stocks	575	—	—	575
Affiliated mutual funds – equity funds	—	99	—	99
Short-term investments	49	146	—	195
Limited partnerships	—	—	165	165
Derivatives	(1)	—	—	(1)
Total	$697	$458	$167	$1,322
The fair value of the pension plan assets as presented in the table above does not include net accrued liabilities of $4 million and $20 million as of December 31, 2025 and 2024, respectively.
There were no transfers of the pension plan Level 1 and Level 2 fair value measurements during 2025 or 2024. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2025, 2024 and 2023, Thrivent contributed $52 million, $46 million and $42 million, respectively, to these plans.
As of December 31, 2025 and 2024, $43 million and $49 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts the provision accordingly. As of December 31, 2025, Thrivent believes adequate provision has been made for any losses that may result from these matters.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
10. Commitments and Contingent Liabilities, continued

Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $89 million as of December 31, 2025. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $4.7 billion as of December 31, 2025. Thrivent has commitments to extend credit to Thrivent Bank subject to a borrowing limit of $85 million. This agreement has a revolving one-year maturity and can be terminated by either party.
Financial Guarantees
Thrivent has entered into an agreement to provide a Letter of Credit totaling $37 million through 2036 to guarantee certain debt obligations of a third-party civic organization in the event certain conditions occur, as defined in the agreement. This agreement is secured by the financial assets of the third party. Thrivent will receive 0.75% per annum for any unused line of credit. As of December 31, 2025 there was $0 outstanding on this line of credit.
Thrivent has guaranteed to maintain the Tier I capital of an affiliate, Thrivent Trust Company, at a minimum of $6 million, as required by Thrivent Trust Company's primary regulator.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $14 million for each of the years ended December 31, 2025, 2024 and 2023 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2025 were $137 million for operating leases. The future minimum rental payments for the five succeeding years are as follows: 2026 – $16 million; 2027 – $14 million; 2028 – $13 million; 2029 - $11 million; 2030 - $11 million; and thereafter – $72 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97 (Investments in Subsidiary, Controlled and Affiliated Entities). Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2024, values was completed on May 5, 2025 and Thrivent received a response from the NAIC that did not disallow the valuation method.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

The admitted values were $738 million and $258 million related to Holdings for the years ended December 31, 2025 and 2024, respectively. Non-admitted values related to Holdings were $0 and $95 million for the years ended December 31, 2025 and 2024, respectively.
During 2025, Thrivent received cash distributions of $879 million and $345 million from majority-owned limited partnerships Thrivent White Rose Funds (“WRF”) and Twin Bridge Funds (“TBF”), respectively. Thrivent received cash distributions of $74 million from Thrivent Education Funding, LLC (“TEF”). During this period, Thrivent made cash contributions as contributed capital to WRF, TBF, Holdings, TEF, and Gold Ring Holdings, LLC in the amounts of $964 million, $369 million, $389 million, $69 million and $3 million, respectively.
During 2025, Thrivent received cash distributions of $94 million from Holdings, treated as dividends.
Other Related Party Transactions
Thrivent has invested $97 million and $75 million in various Thrivent mutual funds/ETFs as of December 31, 2025 and 2024, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $183 million, $153 million and $144 million for the years ended December 31, 2025, 2024 and 2023, respectively. The net receivables due from affiliates for the years ended December 31, 2025 and 2024 were $14 million and $11 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling
$186 million, $156 million and $106 million for the years ended December 31, 2025, 2024 and 2023, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $194 million, $196 million and $184 million for the years ended December 31, 2025, 2024 and 2023, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.
In December 2018, Thrivent acquired a variable funding note (“VFN”) issued by TEF, an affiliate of Thrivent. The VFN is supported by an indenture collateralized by student loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $0 as of December 31, 2025 and 2024. The VFN was paid off in full by TEF in December 2024 and Thrivent recorded an increase of less than $1 million to net investment income on the paydown.
In May 2022, a separate VFN was acquired from TEF that is supported by an indenture agreement, last amended in December 2022, and allows for a maximum aggregate principal amount of $750 million and is collateralized by point-of-sale unsecured consumer loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $0 and $607 million as of December 31, 2025 and 2024, respectively. During 2025, Thrivent invested $184 million in the VFN and received $760 million of principal payments.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In July 2022, Holdings purchased 69.4% of Blue Rock Holdco, LLC. (“Blue Rock”), for $222 million. As of December 31, 2025, Holdings currently owns 69.6% of Blue Rock. Blue Rock is a holding company operating as a marketing and servicing provider of student loans through various subsidiary entities. The admitted value of Holdings on Thrivent's balance sheet is valued in accordance with SSAP No. 97. As part of the purchase acquisition, Blue Rock purchased College Avenue Student Loans (“CASL”) a private student loan originator and servicer.
In December 2022, Thrivent acquired an asset-backed security (“ABS”) issued by CASL. The ABS is supported by an indenture collateralized by student loans. The ABS is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $0 as of December 31, 2025 and 2024. The ABS was paid off in full by CASL in December 2024.
In December 2023, White Rose CFO 2023 Holdings, LLC (“Issuer”), a wholly owned subsidiary of Thrivent, issued a Collateralized Fund Obligation (CFO) whereby debt was issued to third parties. Issuer made available to third party investors approximately $400 million in fixed rate debt. Upon issuance of the debt, approximately $364 million in net proceeds were returned from Issuer to Thrivent. Thrivent retained approximately $436 million of an equity investment in the CFO structure in the form of a residual tranche. During 2025, Thrivent received cash distributions of $42 million. The residual tranche is reported in Other Invested Assets in the accompanying Statutory-Basis Statement of Assets, Liabilities and Surplus and has a fair value of $401 million as of December 31, 2025.
In support of the CFO, Thrivent transferred their interest in portions of certain investments in WRF with a fair value of approximately $800 million to White Rose CFO 2023, LLC (“Asset HoldCo”), a wholly-owned, bankruptcy-remote subsidiary of Thrivent as underlying collateral for the CFO. These transferred WRF assets had a cost of approximately $739 million and carried an unrealized gain of approximately $61 million when they were transferred to Asset HoldCo. Thrivent then contributed its entire investment in Asset HoldCo to Issuer, with no impact to surplus. Thrivent is the named investment manager for the CFO structure and is entitled to a management fee as outlined in the executed investment management agreement between Asset HoldCo and Thrivent.
In December 2024, Thrivent acquired a multi-tranche debt security issued by CASL, which includes six debt tranches and a residual tranche that are collateralized by student loans. The individual tranches are reported as bonds and the residual tranche is reported as other invested assets in the accompanying Statutory-Basis Statement of Assets. These securities had an aggregate outstanding balance of $2 billion as of December 31, 2025.
In June 2025, Thrivent Bank launched via a merger with Thrivent Federal Credit Union. Thrivent contributed capital of $356 million to launch Thrivent Bank and to fund the Thrivent Federal Credit Union member buyout and is included in the above noted $389 million contribution to Holdings.
In August 2025, Thrivent launched Thrivent Investment Capital Advisors, LLC (“TICA”), a new registered investment advisor and indirect wholly-owned subsidiary of Thrivent. TICA is reported in affiliated common stocks in the accompanying Statutory-Basis Statement of Assets, Liabilities and Surplus and has a fair value of $5 million as of December 31, 2025.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In September 2025, Thrivent entered into an agreement, whereby certain private equity limited partnership interests with a fair value of $1.6 billion were contributed to Trout Holdings GP, LLC. In 2025, Thrivent received $820 million in cash and the agreement allowed for future cash payments on deferred funding dates of 25% or $280 million six months after the closing date. The cash payments subsequent to the closing date are secured by a corresponding interest in the underlying funds of Trout Holdings GP, LLC and these payments are reported in receivables for securities. Thrivent is taking a 30% equity stake in Trout Holdings GP, LLC and is reported in other invested assets and has fair value of $486 million as of December 31, 2025.
In December 2025, Thrivent entered into a Backstop Purchase Agreement, where Thrivent has agreed to provide a guarantee to a third party and CASL to purchase the loans originated and held at the third party should CASL breach their purchase obligation. Thrivent will be providing the guarantee up to the maximum backstop amount of $1 billion, which could create additional future exposure from multiple disbursement loans not fully disbursed by date of purchase. As of December 31, 2025, CASL has not breached their purchase obligation and Thrivent was not required to purchase loans under the terms of the agreement.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and the Contract Owners of Thrivent Variable Annuity Account I
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Annuity Account I indicated in Note 1, as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Annuity Account I as of December 31, 2025, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Annuity Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Annuity Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 29, 2026
We have served as the auditor of one or more of the subaccounts of Thrivent Variable Annuity Account I since 2014.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2025
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Investments, at cost	Investments shares owned
American Funds IS® Global Growth Class 1	$2,019,601	$—	$2,019,601	$—	$2,019,601	$2,019,601	$—	$2,019,601	$1,877,457	52,065
American Funds IS® Global Growth Class 4	$94,248,866	$—	$94,248,866	$—	$94,248,866	$94,248,866	$—	$94,248,866	$89,831,285	2,509,956
American Funds IS® Growth-Income Class 1	$4,172,464	$—	$4,172,464	$—	$4,172,464	$4,172,464	$—	$4,172,464	$3,926,527	61,604
American Funds IS® Growth-Income Class 4	$100,129,936	$—	$100,129,936	$—	$100,129,936	$100,129,936	$—	$100,129,936	$91,633,067	1,545,931
American Funds IS® International Growth and Income Class 4	$17,690,886	$—	$17,690,886	$—	$17,690,886	$17,690,886	$—	$17,690,886	$15,633,742	1,374,583
American Funds IS® International Class 1	$726,979	$—	$726,979	$—	$726,979	$726,979	$—	$726,979	$610,437	32,556
American Funds IS® International Class 4	$9,336,088	$—	$9,336,088	$—	$9,336,088	$9,336,088	$—	$9,336,088	$8,113,593	427,672
BlackRock Total Return V.I. Class I	$524,475	$—	$524,475	$—	$524,475	$524,475	$—	$524,475	$532,690	51,218
BlackRock Total Return V.I. Class III	$116,147,492	$—	$116,147,492	$—	$116,147,492	$116,147,492	$—	$116,147,492	$122,490,980	11,488,377
Dimensional VA International Small Portfolio	$483,135	$—	$483,135	$—	$483,135	$483,135	$—	$483,135	$424,814	32,688
Dimensional VA US Targeted Value	$2,017,538	$—	$2,017,538	$—	$2,017,538	$2,017,538	$—	$2,017,538	$1,986,248	90,554
Eaton Vance VT Floating-Rate Income Initial Share Class	$83,578,112	$—	$83,578,112	$—	$83,578,112	$83,578,112	$—	$83,578,112	$86,344,216	9,985,438
Fidelity® VIP Emerging Markets Initial Class	$2,995,694	$—	$2,995,694	$—	$2,995,694	$2,995,694	$—	$2,995,694	$2,290,866	189,242
Fidelity VIP Emerging Markets Service Class 2	$33,767,698	$—	$33,767,698	$—	$33,767,698	$33,767,698	$—	$33,767,698	$26,206,966	2,130,454
Fidelity VIP Energy Service Class 2	$25,479,006	$—	$25,479,006	$—	$25,479,006	$25,479,006	$—	$25,479,006	$22,028,493	940,185
Fidelity® VIP International Capital Appreciation Initial Class	$772,908	$—	$772,908	$—	$772,908	$772,908	$—	$772,908	$637,312	29,024
Fidelity VIP International Capital Appreciation Service Class 2	$80,086,319	$—	$80,086,319	$—	$80,086,319	$80,086,319	$—	$80,086,319	$65,830,374	3,050,907
Fidelity® VIP Value Initial Class	$1,105,383	$—	$1,105,383	$—	$1,105,383	$1,105,383	$—	$1,105,383	$1,045,382	57,333
Fidelity VIP Value Service Class 2	$55,210,483	$—	$55,210,483	$—	$55,210,483	$55,210,483	$—	$55,210,483	$53,338,283	2,949,278
Franklin Small Cap Value VIP Class 2	$29,900,734	$—	$29,900,734	$—	$29,900,734	$29,900,734	$—	$29,900,734	$29,574,999	2,155,785
Goldman Sachs VIT Core Fixed Income Service Shares	$77,972,495	$—	$77,972,495	$—	$77,972,495	$77,972,495	$—	$77,972,495	$80,623,664	8,013,617
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$26,482,312	$—	$26,482,312	$—	$26,482,312	$26,482,312	$—	$26,482,312	$24,648,602	1,884,862
Janus Henderson Enterprise Institutional Class	$804,798	$—	$804,798	$—	$804,798	$804,798	$—	$804,798	$762,250	9,629
Janus Henderson VIT Enterprise Service Class	$45,496,563	$—	$45,496,563	$—	$45,496,563	$45,496,563	$—	$45,496,563	$44,585,588	620,267
Janus Henderson VIT Forty Service Class	$137,531,122	$—	$137,531,122	$—	$137,531,122	$137,531,122	$—	$137,531,122	$120,719,131	2,651,458
John Hancock Core Bond Trust Series NAV	$1,468,299	$—	$1,468,299	$—	$1,468,299	$1,468,299	$—	$1,468,299	$1,538,178	130,168
John Hancock VIT Core Bond Trust Series II	$48,813,111	$—	$48,813,111	$—	$48,813,111	$48,813,111	$—	$48,813,111	$50,572,478	4,312,112
John Hancock International Equity Index Trust Series NAV	$263,071	$—	$263,071	$—	$263,071	$263,071	$—	$263,071	$204,806	10,716
John Hancock International Small Company Trust Series II	$7,159,104	$—	$7,159,104	$—	$7,159,104	$7,159,104	$—	$7,159,104	$6,361,691	448,004
John Hancock Strategic Income Opportunities Trust Series NAV	$634,626	$—	$634,626	$—	$634,626	$634,626	$—	$634,626	$665,724	50,811
John Hancock Strategic Income Opportunities Trust Series II	$53,151,364	$—	$53,151,364	$—	$53,151,364	$53,151,364	$—	$53,151,364	$55,339,901	4,228,430
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$4,386,968	$—	$4,386,968	$—	$4,386,968	$4,386,968	$—	$4,386,968	$4,281,611	72,130
MFS® VIT II - Core Equity Service Class	$44,157,121	$—	$44,157,121	$—	$44,157,121	$44,157,121	$—	$44,157,121	$39,718,281	1,418,475
MFS® VIT III Global Real Estate Service Class	$7,753,313	$—	$7,753,313	$—	$7,753,313	$7,753,313	$—	$7,753,313	$8,380,139	498,285
MFS® VIT II - MFS® Corporate Bond Initial Class	$577,054	$—	$577,054	$—	$577,054	$577,054	$—	$577,054	$602,630	59,860
MFS® VIT III - MFS® Global Real Estate Initial Class	$55,566	$—	$55,566	$—	$55,566	$55,566	$—	$55,566	$58,557	4,379
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$440,996	$—	$440,996	$—	$440,996	$440,996	$—	$440,996	$359,882	11,928
MFS® VIT III - MFS® Mid Cap Value Initial Class	$1,091,837	$—	$1,091,837	$—	$1,091,837	$1,091,837	$—	$1,091,837	$1,075,057	107,996
MFS® VIT III Mid Cap Value Service Class	$18,705,869	$—	$18,705,869	$—	$18,705,869	$18,705,869	$—	$18,705,869	$18,488,917	1,883,773
MFS® VIT - New Discovery Series Service Class	$29,225,403	$—	$29,225,403	$—	$29,225,403	$29,225,403	$—	$29,225,403	$31,608,238	2,415,323
MFS® VIT II - MFS® Technology Initial Class	$2,712,679	$—	$2,712,679	$—	$2,712,679	$2,712,679	$—	$2,712,679	$2,015,202	64,526
MFS® VIT II Technology Service Class	$88,835,592	$—	$88,835,592	$—	$88,835,592	$88,835,592	$—	$88,835,592	$72,244,649	2,340,242
MFS® VIT - MFS® Value Series Initial Class	$510,218	$—	$510,218	$—	$510,218	$510,218	$—	$510,218	$498,064	22,921
MFS® VIT Value Series Service Class	$23,415,252	$—	$23,415,252	$—	$23,415,252	$23,415,252	$—	$23,415,252	$23,160,786	1,085,547
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES (continued)
DECEMBER 31, 2025
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Investments, at cost	Investments shares owned
PIMCO VIT Emerging Markets Bond Institutional Class	$109,893	$—	$109,893	$—	$109,893	$109,893	$—	$109,893	$108,701	9,623
PIMCO VIT Emerging Markets Bond Advisor Class	$3,726,824	$—	$3,726,824	$—	$3,726,824	$3,726,824	$—	$3,726,824	$3,644,048	326,342
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$162,058	$—	$162,058	$—	$162,058	$162,058	$—	$162,058	$156,863	16,271
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$12,346,997	$—	$12,346,997	$—	$12,346,997	$12,346,997	$—	$12,346,997	$12,434,512	1,239,658
PIMCO VIT Long-Term U.S. Government Institutional Class	$334,100	$—	$334,100	$—	$334,100	$334,100	$—	$334,100	$391,755	44,666
PIMCO VIT Long-Term US Government Advisor Class	$32,377,874	$—	$32,377,874	$—	$32,377,874	$32,377,874	$—	$32,377,874	$37,758,294	4,328,593
PIMCO VIT Real Return Institutional Class	$603,875	$—	$603,875	$—	$603,875	$603,875	$—	$603,875	$597,544	50,281
PIMCO VIT Real Return Advisor Class	$108,557,051	$—	$108,557,051	$—	$108,557,051	$108,557,051	$—	$108,557,051	$110,819,341	9,038,889
Principal Capital Appreciation Class 2	$69,142,195	$—	$69,142,195	$—	$69,142,195	$69,142,195	$—	$69,142,195	$60,800,490	1,589,110
Principal Diversified International	$278,553	$—	$278,553	$—	$278,553	$278,553	$—	$278,553	$246,660	14,448
Principal Government & High Quality Bond	$533,042	$—	$533,042	$—	$533,042	$533,042	$—	$533,042	$543,772	62,271
Principal Small Cap	$511,912	$—	$511,912	$—	$511,912	$511,912	$—	$511,912	$462,077	29,884
Principal VC Equity Income Class 2	$43,444,020	$—	$43,444,020	$—	$43,444,020	$43,444,020	$—	$43,444,020	$41,160,581	1,391,990
Putnam VT International Value Class 1B	$17,646,403	$—	$17,646,403	$—	$17,646,403	$17,646,403	$—	$17,646,403	$13,758,820	1,112,636
Putnam VT Research Class 1B	$54,357,414	$—	$54,357,414	$—	$54,357,414	$54,357,414	$—	$54,357,414	$41,895,970	1,147,749
Templeton Global Bond VIP Class 1	$151,211	$—	$151,211	$—	$151,211	$151,211	$—	$151,211	$147,062	10,801
Templeton Global Bond VIP Class 2	$10,178,006	$—	$10,178,006	$—	$10,178,006	$10,178,006	$—	$10,178,006	$9,795,478	772,817
Thrivent Aggressive Allocation	$1,746,327,696	$37,276	$1,746,364,972	$—	$1,746,364,972	$1,746,050,595	$314,377	$1,746,364,972	$1,460,422,661	85,241,188
Thrivent All Cap	$161,605,322	$10,928	$161,616,250	$—	$161,616,250	$161,438,248	$178,002	$161,616,250	$120,153,128	7,719,089
Thrivent Conservative Allocation	$514,847,402	$47,730	$514,895,132	$—	$514,895,132	$514,272,891	$622,241	$514,895,132	$500,087,662	64,177,031
Thrivent Dynamic Allocation	$262,404,692	$24,847	$262,429,539	$—	$262,429,539	$261,746,660	$682,879	$262,429,539	$240,277,019	16,123,473
Thrivent Emerging Markets Equity	$57,584,246	$1,536	$57,585,782	$—	$57,585,782	$57,523,653	$62,129	$57,585,782	$48,852,751	3,518,099
Thrivent ESG Index	$53,321,708	$1,022	$53,322,730	$—	$53,322,730	$53,305,262	$17,468	$53,322,730	$37,357,848	2,358,710
Thrivent Global Stock	$273,338,370	$31,554	$273,369,924	$—	$273,369,924	$272,848,211	$521,713	$273,369,924	$217,761,772	16,857,858
Thrivent Government Bond	$132,354,130	$14,119	$132,368,249	$—	$132,368,249	$132,215,180	$153,069	$132,368,249	$138,157,309	13,362,626
Thrivent Healthcare	$211,297,927	$6,999	$211,304,926	$—	$211,304,926	$211,262,201	$42,725	$211,304,926	$187,604,106	7,746,378
Thrivent High Yield	$487,112,189	$46,851	$487,159,040	$—	$487,159,040	$486,753,663	$405,377	$487,159,040	$493,203,741	114,099,174
Thrivent Income	$565,184,628	$17,751	$565,202,379	$—	$565,202,379	$564,989,334	$213,045	$565,202,379	$595,891,988	62,676,420
Thrivent International Equity	$220,702,689	$21,086	$220,723,775	$—	$220,723,775	$220,484,554	$239,221	$220,723,775	$168,845,642	17,997,007
Thrivent International Index	$78,725,490	$1,172	$78,726,662	$—	$78,726,662	$78,702,272	$24,390	$78,726,662	$64,463,967	4,590,221
Thrivent Large Cap Growth	$1,633,566,385	$132,713	$1,633,699,098	$—	$1,633,699,098	$1,631,964,567	$1,734,531	$1,633,699,098	$1,240,063,485	26,137,814
Thrivent Large Cap Index	$1,529,385,215	$77,651	$1,529,462,866	$—	$1,529,462,866	$1,527,844,040	$1,618,826	$1,529,462,866	$972,415,889	17,420,811
Thrivent Large Cap Value	$512,955,270	$48,982	$513,004,252	$—	$513,004,252	$512,478,567	$525,685	$513,004,252	$431,664,798	20,953,627
Thrivent Mid Cap Growth	$75,981,414	$—	$75,981,414	$—	$75,981,414	$75,981,414	$—	$75,981,414	$68,903,238	4,913,407
Thrivent Mid Cap Index	$548,294,083	$14,418	$548,308,501	$—	$548,308,501	$548,021,540	$286,961	$548,308,501	$467,385,577	23,455,729
Thrivent Mid Cap Stock	$624,960,868	$115,538	$625,076,406	$—	$625,076,406	$624,097,665	$978,741	$625,076,406	$617,790,793	31,606,620
Thrivent Mid Cap Value	$42,884,143	$—	$42,884,143	$—	$42,884,143	$42,884,143	$—	$42,884,143	$37,584,796	2,271,996
Thrivent Moderate Allocation	$7,752,392,713	$547,334	$7,752,940,047	$—	$7,752,940,047	$7,747,696,992	$5,243,055	$7,752,940,047	$7,104,541,854	492,609,497
Thrivent Moderately Aggressive Allocation	$6,728,370,509	$375,837	$6,728,746,346	$—	$6,728,746,346	$6,723,373,680	$5,372,666	$6,728,746,346	$5,857,789,919	371,472,530
Thrivent Moderately Conservative Allocation	$3,067,724,118	$251,873	$3,067,975,991	$—	$3,067,975,991	$3,065,341,193	$2,634,798	$3,067,975,991	$2,946,249,349	226,758,433
Thrivent Money Market	$371,405,519	$760	$371,406,279	$—	$371,406,279	$371,375,097	$31,182	$371,406,279	$371,405,515	371,405,515
Thrivent Multisector Bond	$154,970,508	$5,819	$154,976,327	$—	$154,976,327	$154,469,398	$506,929	$154,976,327	$157,013,204	16,738,730
Thrivent Real Estate Securities	$102,684,620	$21,519	$102,706,139	$—	$102,706,139	$102,506,755	$199,384	$102,706,139	$106,022,930	4,305,145
Thrivent Short-Term Bond	$298,540,242	$2,888	$298,543,130	$—	$298,543,130	$298,465,209	$77,921	$298,543,130	$294,318,103	30,047,228
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES (continued)
DECEMBER 31, 2025
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Investments, at cost	Investments shares owned
Thrivent Small Cap Growth	$111,445,393	$1,000	$111,446,393	$—	$111,446,393	$111,435,005	$11,388	$111,446,393	$102,418,320	6,437,020
Thrivent Small Cap Index	$508,857,711	$18,953	$508,876,664	$—	$508,876,664	$508,643,072	$233,592	$508,876,664	$454,779,265	23,618,477
Thrivent Small Cap Stock	$393,849,206	$86,742	$393,935,948	$—	$393,935,948	$393,329,427	$606,521	$393,935,948	$385,737,255	20,918,715
Vanguard® VIF Capital Growth	$2,433,015	$—	$2,433,015	$—	$2,433,015	$2,433,015	$—	$2,433,015	$1,730,235	39,356
Vanguard® VIF International	$1,347,348	$—	$1,347,348	$—	$1,347,348	$1,347,348	$—	$1,347,348	$1,348,096	47,127
Vanguard® VIF Short-Term Investment-Grade	$1,337,432	$—	$1,337,432	$—	$1,337,432	$1,337,432	$—	$1,337,432	$1,303,316	125,345
Vanguard® VIF Small Company Growth	$375,785	$—	$375,785	$—	$375,785	$375,785	$—	$375,785	$388,145	19,706
Vanguard® VIF Total Bond Market Index	$4,909,077	$—	$4,909,077	$—	$4,909,077	$4,909,077	$—	$4,909,077	$5,067,216	454,544
Vanguard® VIF Total Stock Market Index	$7,775,227	$—	$7,775,227	$—	$7,775,227	$7,775,227	$—	$7,775,227	$5,889,085	127,609
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2025
Subaccount	Investment Income	Expenses			Net investment income (loss)	Realized and unrealized gain (loss) on investments			Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
American Funds IS® Global Growth Class 1	$29,621	$(6,999)	$(6,124)	$—	$16,498	$1,206	$203,260	$116,600	$321,066	$337,564
American Funds IS® Global Growth Class 4	$1,046,972	$(1,022,147)	$—	$—	$24,825	$21,099	$10,167,127	$4,962,610	$15,150,836	$15,175,661
American Funds IS® Growth-Income Class 1	$44,846	$(15,510)	$(13,571)	$—	$15,765	$18,095	$627,087	$(29,168)	$616,014	$631,779
American Funds IS® Growth-Income Class 4	$668,294	$(1,035,497)	$—	$—	$(367,203)	$577,955	$14,098,689	$(994,076)	$13,682,568	$13,315,365
American Funds IS® International Growth and Income Class 4	$367,755	$(173,594)	$—	$—	$194,161	$2,383	$—	$3,726,738	$3,729,121	$3,923,282
American Funds IS® International Class 1	$10,739	$(2,539)	$(2,221)	$—	$5,979	$6,480	$—	$132,701	$139,181	$145,160
American Funds IS® International Class 4	$100,118	$(96,729)	$—	$—	$3,389	$41,974	$—	$1,747,311	$1,789,285	$1,792,674
BlackRock Total Return V.I. Class I	$23,597	$(2,158)	$(1,889)	$—	$19,550	$(3,525)	$536	$20,719	$17,730	$37,280
BlackRock Total Return V.I. Class III	$4,303,905	$(1,347,683)	$—	$—	$2,956,222	$(966,316)	$120,227	$4,241,554	$3,395,465	$6,351,687
Dimensional VA International Small Portfolio	$14,793	$(2,206)	$(1,930)	$—	$10,657	$38,888	$17,898	$116,345	$173,131	$183,788
Dimensional VA US Targeted Value	$35,095	$(7,656)	$(6,699)	$—	$20,740	$334	$158,775	$(21,172)	$137,937	$158,677
Eaton Vance VT Floating- Rate Income Initial Share Class	$5,112,266	$(953,709)	$—	$—	$4,158,557	$(218,181)	$—	$(1,952,414)	$(2,170,595)	$1,987,962
Fidelity® VIP Emerging Markets Initial Class	$50,045	$(10,553)	$(5,277)	$—	$34,215	$50,194	$19,276	$799,689	$869,159	$903,374
Fidelity VIP Emerging Markets Service Class 2	$398,685	$(356,922)	$—	$—	$41,763	$550,722	$218,228	$8,673,227	$9,442,177	$9,483,940
Fidelity VIP Energy Service Class 2	$469,577	$(289,773)	$—	$—	$179,804	$474,312	$—	$1,474,840	$1,949,152	$2,128,956
Fidelity® VIP International Capital Appreciation Initial Class	$7,321	$(3,151)	$(1,575)	$—	$2,595	$38,855	$4,080	$90,996	$133,931	$136,526
Fidelity VIP International Capital Appreciation Service Class 2	$598,965	$(895,894)	$—	$—	$(296,929)	$1,651,538	$350,541	$8,981,451	$10,983,530	$10,686,601
Fidelity® VIP Value Initial Class	$14,892	$(4,096)	$(2,048)	$—	$8,748	$581	$81,494	$14,511	$96,586	$105,334
Fidelity VIP Value Service Class 2	$665,181	$(607,252)	$—	$—	$57,929	$86,632	$4,000,344	$713,782	$4,800,758	$4,858,687
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2025
Subaccount	Investment Income	Expenses			Net investment income (loss)	Realized and unrealized gain (loss) on investments			Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Franklin Small Cap Value VIP Class 2	$296,419	$(332,137)	$—	$—	$(35,718)	$(53,324)	$2,311,797	$(174,119)	$2,084,354	$2,048,636
Goldman Sachs VIT Core Fixed Income Service Shares	$2,574,216	$(884,407)	$—	$—	$1,689,809	$(447,323)	$—	$2,862,923	$2,415,600	$4,105,409
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$125,457	$(278,857)	$—	$—	$(153,400)	$234,425	$2,063,883	$1,369,006	$3,667,314	$3,513,914
Janus Henderson Enterprise Institutional Class	$2,744	$(3,421)	$(1,710)	$—	$(2,387)	$7,862	$66,042	$(15,720)	$58,184	$55,797
Janus Henderson VIT Enterprise Service Class	$70,691	$(499,107)	$—	$—	$(428,416)	$35,493	$3,366,578	$(378,282)	$3,023,789	$2,595,373
Janus Henderson VIT Forty Service Class	$306,175	$(1,465,811)	$—	$—	$(1,159,636)	$1,346,473	$15,702,093	$3,322,721	$20,371,287	$19,211,651
John Hancock Core Bond Trust Series NAV	$61,397	$(5,748)	$(1,437)	$—	$54,212	$(10,669)	$—	$45,815	$35,146	$89,358
John Hancock VIT Core Bond Trust Series II	$1,883,598	$(539,514)	$—	$—	$1,344,084	$(206,341)	$—	$1,133,856	$927,515	$2,271,599
John Hancock International Equity Index Trust Series NAV	$5,143	$(937)	$(234)	$—	$3,972	$5,177	$—	$54,336	$59,513	$63,485
John Hancock International Small Company Trust Series II	$116,618	$(61,852)	$—	$—	$54,766	$50,358	$248,284	$1,005,515	$1,304,157	$1,358,923
John Hancock Strategic Income Opportunities Trust Series NAV	$50,328	$(2,487)	$(622)	$—	$47,219	$(2,209)	$—	$(3,541)	$(5,750)	$41,469
John Hancock Strategic Income Opportunities Trust Series II	$3,975,687	$(600,328)	$—	$—	$3,375,359	$(98,414)	$—	$(546,430)	$(644,844)	$2,730,515
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$42,156	$(16,346)	$(4,087)	$—	$21,723	$20,347	$724,607	$(167,854)	$577,100	$598,823
MFS® VIT II - Core Equity Service Class	$94,812	$(510,575)	$—	$—	$(415,763)	$570,468	$4,313,885	$(73,941)	$4,810,412	$4,394,649
MFS® VIT III Global Real Estate Service Class	$86,816	$(90,981)	$—	$—	$(4,165)	$(71,093)	$—	$220,146	$149,053	$144,888
MFS® VIT II - MFS® Corporate Bond Initial Class	$27,138	$(2,193)	$(548)	$—	$24,397	$(4,983)	$—	$19,236	$14,253	$38,650
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2025
Subaccount	Investment Income	Expenses			Net investment income (loss)	Realized and unrealized gain (loss) on investments			Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
MFS® VIT III - MFS® Global Real Estate Initial Class	$677	$(210)	$(53)	$—	$414	$(12,069)	$—	$11,678	$(391)	$23
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$5,989	$(1,542)	$(386)	$—	$4,061	$3,793	$21,697	$77,074	$102,564	$106,625
MFS® VIT III - MFS® Mid Cap Value Initial Class	$10,809	$(4,143)	$(1,036)	$—	$5,630	$2,141	$94,078	$(43,531)	$52,688	$58,318
MFS® VIT III Mid Cap Value Service Class	$149,024	$(212,723)	$—	$—	$(63,699)	$52,933	$1,623,900	$(747,308)	$929,525	$865,826
MFS® VIT - New Discovery Series Service Class	$—	$(335,679)	$—	$—	$(335,679)	$(497,236)	$—	$3,931,555	$3,434,319	$3,098,640
MFS® VIT II - MFS® Technology Initial Class	$—	$(10,064)	$(2,516)	$—	$(12,580)	$106,195	$312,474	$(18,379)	$400,290	$387,710
MFS® VIT II Technology Service Class	$—	$(916,938)	$—	$—	$(916,938)	$1,764,693	$10,380,437	$430,891	$12,576,021	$11,659,083
MFS® VIT - MFS® Value Series Initial Class	$7,649	$(2,041)	$(510)	$—	$5,098	$6,440	$35,582	$13,297	$55,319	$60,417
MFS® VIT Value Series Service Class	$312,559	$(275,692)	$—	$—	$36,867	$11,626	$1,726,933	$594,769	$2,333,328	$2,370,195
PIMCO VIT Emerging Markets Bond Institutional Class	$7,392	$(419)	$(366)	$—	$6,607	$(1,317)	$—	$9,128	$7,811	$14,418
PIMCO VIT Emerging Markets Bond Advisor Class	$220,883	$(40,654)	$—	$—	$180,229	$(13,440)	$—	$250,021	$236,581	$416,810
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$7,270	$(622)	$(544)	$—	$6,104	$(406)	$—	$11,962	$11,556	$17,660
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$451,028	$(126,956)	$—	$—	$324,072	$(63,213)	$—	$778,784	$715,571	$1,039,643
PIMCO VIT Long-Term U.S. Government Institutional Class	$11,467	$(1,342)	$(1,174)	$—	$8,951	$(28,651)	$—	$42,579	$13,928	$22,879
PIMCO VIT Long-Term US Government Advisor Class	$936,298	$(368,435)	$—	$—	$567,863	$(636,415)	$—	$1,491,085	$854,670	$1,422,533
PIMCO VIT Real Return Institutional Class	$20,065	$(2,279)	$(1,994)	$—	$15,792	$(540)	$—	$22,379	$21,839	$37,631
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2025
Subaccount	Investment Income	Expenses			Net investment income (loss)	Realized and unrealized gain (loss) on investments			Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
PIMCO VIT Real Return Advisor Class	$3,227,179	$(1,249,167)	$—	$—	$1,978,012	$(480,904)	$—	$4,551,194	$4,070,290	$6,048,302
Principal Capital Appreciation Class 2	$216,031	$(749,440)	$—	$—	$(533,409)	$804,083	$5,020,300	$1,946,971	$7,771,354	$7,237,945
Principal Diversified International	$4,913	$(819)	$(716)	$—	$3,378	$1,490	$12,564	$37,416	$51,470	$54,848
Principal Government & High Quality Bond	$18,926	$(2,173)	$(1,901)	$—	$14,852	$(5,772)	$—	$29,233	$23,461	$38,313
Principal Small Cap	$1,539	$(1,768)	$(1,547)	$—	$(1,776)	$421	$23,958	$44,902	$69,281	$67,505
Principal VC Equity Income Class 2	$656,402	$(478,631)	$—	$—	$177,771	$216,626	$3,898,377	$830,164	$4,945,167	$5,122,938
Putnam VT International Value Class 1B	$152,816	$(173,687)	$—	$—	$(20,871)	$654,358	$107,146	$3,079,834	$3,841,338	$3,820,467
Putnam VT Research Class 1B	$246,796	$(577,237)	$—	$—	$(330,441)	$1,129,377	$2,641,201	$4,286,320	$8,056,898	$7,726,457
Templeton Global Bond VIP Class 1	$—	$(674)	$(337)	$—	$(1,011)	$(2,167)	$—	$28,580	$26,413	$25,402
Templeton Global Bond VIP Class 2	$—	$(112,009)	$—	$—	$(112,009)	$(19,038)	$—	$1,277,431	$1,258,393	$1,146,384
Thrivent Aggressive Allocation	$27,034,425	$(19,193,951)	$—	$—	$7,840,474	$43,989,725	$129,514,937	$47,211,537	$220,716,199	$228,556,673
Thrivent All Cap	$879,742	$(1,731,033)	$—	$—	$(851,291)	$7,292,665	$4,063,169	$13,290,635	$24,646,469	$23,795,178
Thrivent Conservative Allocation	$23,733,524	$(5,808,663)	$—	$—	$17,924,861	$85,213	$—	$26,393,072	$26,478,285	$44,403,146
Thrivent Dynamic Allocation	$8,825,843	$(3,007,918)	$—	$—	$5,817,925	$3,535,453	$6,241,481	$12,870,595	$22,647,529	$28,465,454
Thrivent Emerging Markets Equity	$878,259	$(583,195)	$—	$—	$295,064	$739,099	$805,098	$12,159,442	$13,703,639	$13,998,703
Thrivent ESG Index	$456,846	$(581,009)	$—	$—	$(124,163)	$2,888,829	$—	$4,829,393	$7,718,222	$7,594,059
Thrivent Global Stock	$4,681,739	$(2,992,107)	$—	$—	$1,689,632	$9,014,950	$22,967,672	$12,924,857	$44,907,479	$46,597,111
Thrivent Government Bond	$5,239,053	$(1,535,205)	$—	$—	$3,703,848	$(2,483,885)	$—	$6,729,403	$4,245,518	$7,949,366
Thrivent Healthcare	$1,554,722	$(2,394,872)	$—	$—	$(840,150)	$3,798,824	$551,232	$20,097,210	$24,447,266	$23,607,116
Thrivent High Yield	$28,922,284	$(5,409,402)	$—	$—	$23,512,882	$(3,580,149)	$—	$12,626,406	$9,046,257	$32,559,139
Thrivent Income	$24,731,450	$(6,376,004)	$—	$—	$18,355,446	$(8,334,234)	$—	$24,616,987	$16,282,753	$34,638,199
Thrivent International Equity	$4,747,192	$(2,340,941)	$—	$—	$2,406,251	$7,839,317	$—	$43,592,113	$51,431,430	$53,837,681
Thrivent International Index	$1,331,843	$(732,085)	$—	$—	$599,758	$1,542,474	$—	$12,599,914	$14,142,388	$14,742,146
Thrivent Large Cap Growth	$6,292,889	$(17,742,991)	$—	$—	$(11,450,102)	$71,899,557	$121,081,805	$47,231,513	$240,212,875	$228,762,773
Thrivent Large Cap Index	$14,763,808	$(16,493,619)	$—	$—	$(1,729,811)	$113,988,722	$40,516,751	$66,455,017	$220,960,490	$219,230,679
Thrivent Large Cap Value	$7,523,801	$(5,457,840)	$—	$—	$2,065,961	$13,229,170	$57,304,737	$8,302,087	$78,835,994	$80,901,955
Thrivent Mid Cap Growth	$—	$(928,407)	$—	$—	$(928,407)	$1,966,794	$—	$(112,071)	$1,854,723	$926,316
Thrivent Mid Cap Index	$6,419,146	$(6,209,532)	$—	$—	$209,614	$18,631,591	$22,981,820	$(9,932,260)	$31,681,151	$31,890,765
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2025
Subaccount	Investment Income	Expenses			Net investment income (loss)	Realized and unrealized gain (loss) on investments			Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Thrivent Mid Cap Stock	$5,045,219	$(7,388,506)	$—	$—	$(2,343,287)	$5,363,509	$66,565,710	$(48,009,488)	$23,919,731	$21,576,444
Thrivent Mid Cap Value	$488,600	$(505,220)	$—	$—	$(16,620)	$1,202,282	$3,243,054	$(474,071)	$3,971,265	$3,954,645
Thrivent Moderate Allocation	$201,794,294	$(82,612,920)	$—	$(17,129,601)	$102,051,773	$120,767,384	$636,334,777	$30,660,224	$787,762,385	$889,814,158
Thrivent Moderately Aggressive Allocation	$119,007,690	$(68,881,419)	$—	$(6,525,352)	$43,600,919	$132,387,666	$377,906,771	$275,584,533	$785,878,970	$829,479,889
Thrivent Moderately Conservative Allocation	$117,924,237	$(32,909,819)	$—	$(7,070,313)	$77,944,105	$21,306,842	$161,804,830	$62,421,072	$245,532,744	$323,476,849
Thrivent Money Market	$15,973,985	$(4,497,046)	$—	$—	$11,476,939	$—	$—	$—	$—	$11,476,939
Thrivent Multisector Bond	$7,771,021	$(1,809,570)	$—	$—	$5,961,451	$(1,867,773)	$—	$6,334,428	$4,466,655	$10,428,106
Thrivent Real Estate Securities	$2,645,826	$(1,232,749)	$—	$—	$1,413,077	$390,894	$7,802,146	$(10,076,215)	$(1,883,175)	$(470,098)
Thrivent Short-Term Bond	$12,489,015	$(3,442,264)	$—	$—	$9,046,751	$422,389	$—	$4,612,535	$5,034,924	$14,081,675
Thrivent Small Cap Growth	$—	$(1,348,134)	$—	$—	$(1,348,134)	$2,245,938	$—	$66,995	$2,312,933	$964,799
Thrivent Small Cap Index	$6,468,194	$(5,741,517)	$—	$—	$726,677	$10,479,882	$21,497,669	$(8,877,158)	$23,100,393	$23,827,070
Thrivent Small Cap Stock	$2,359,630	$(4,594,180)	$—	$—	$(2,234,550)	$426,895	$22,562,657	$(15,559,883)	$7,429,669	$5,195,119
Vanguard® VIF Capital Growth	$21,107	$(8,479)	$(7,419)	$—	$5,209	$60,407	$90,693	$388,494	$539,594	$544,803
Vanguard® VIF International	$10,240	$(4,999)	$(4,374)	$—	$867	$(12,463)	$69,013	$163,390	$219,940	$220,807
Vanguard® VIF Short-Term Investment-Grade	$60,215	$(5,451)	$(4,770)	$—	$49,994	$(1,126)	$—	$30,961	$29,835	$79,829
Vanguard® VIF Small Company Growth	$1,769	$(1,444)	$(1,264)	$—	$(939)	$(4,262)	$25,144	$(2,625)	$18,257	$17,318
Vanguard® VIF Total Bond Market Index	$169,538	$(19,566)	$(4,892)	$—	$145,080	$(37,497)	$—	$197,312	$159,815	$304,895
Vanguard® VIF Total Stock Market Index	$86,063	$(29,430)	$(7,358)	$—	$49,275	$164,822	$401,761	$512,872	$1,079,455	$1,128,730
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2025
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Rider Fee	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
American Funds IS® Global Growth Class 1	$16,498	$204,466	$116,600	$337,564	$7,041	$(31,678)	$(153)	$—	$—	$199,730	$174,940	$512,504	$1,507,097	$2,019,601
American Funds IS® Global Growth Class 4	$24,825	$10,188,226	$4,962,610	$15,175,661	$18,243,714	$(2,436,682)	$(914,290)	$(1,664)	$—	$(4,795,394)	$10,095,684	$25,271,345	$68,977,521	$94,248,866
American Funds IS® Growth-Income Class 1	$15,765	$645,182	$(29,168)	$631,779	$43,147	$(221,125)	$(551)	$—	$—	$(11,140)	$(189,669)	$442,110	$3,730,354	$4,172,464
American Funds IS® Growth-Income Class 4	$(367,203)	$14,676,644	$(994,076)	$13,315,365	$25,714,665	$(1,870,504)	$(870,073)	$(1,780)	$—	$1,488,270	$24,460,578	$37,775,943	$62,353,993	$100,129,936
American Funds IS® International Growth and Income Class 4	$194,161	$2,383	$3,726,738	$3,923,282	$4,067,117	$(422,890)	$(155,321)	$(287)	$—	$(80,501)	$3,408,118	$7,331,400	$10,359,486	$17,690,886
American Funds IS® International Class 1	$5,979	$6,480	$132,701	$145,160	$18,288	$(60,021)	$(261)	$—	$—	$43,556	$1,562	$146,722	$580,257	$726,979
American Funds IS® International Class 4	$3,389	$41,974	$1,747,311	$1,792,674	$1,760,799	$(215,958)	$(87,321)	$(166)	$—	$(27,475)	$1,429,879	$3,222,553	$6,113,535	$9,336,088
BlackRock Total Return V.I. Class I	$19,550	$(2,989)	$20,719	$37,280	$96	$(108,265)	$—	$—	$—	$31,548	$(76,621)	$(39,341)	$563,816	$524,475
BlackRock Total Return V.I. Class III	$2,956,222	$(846,089)	$4,241,554	$6,351,687	$13,477,940	$(4,658,340)	$(1,335,789)	$(2,477)	$—	$2,638,808	$10,120,142	$16,471,829	$99,675,663	$116,147,492
Dimensional VA International Small Portfolio	$10,657	$56,786	$116,345	$183,788	$3,202	$(65,021)	$(144)	$—	$—	$(261,217)	$(323,180)	$(139,392)	$622,527	$483,135
Dimensional VA US Targeted Value	$20,740	$159,109	$(21,172)	$158,677	$783	$(129,460)	$(179)	$—	$—	$56,696	$(72,160)	$86,517	$1,931,021	$2,017,538
Eaton Vance VT Floating- Rate Income Initial Share Class	$4,158,557	$(218,181)	$(1,952,414)	$1,987,962	$15,674,049	$(2,435,394)	$(922,380)	$(1,121)	$—	$935,891	$13,251,045	$15,239,007	$68,339,105	$83,578,112
Fidelity® VIP Emerging Markets Initial Class	$34,215	$69,470	$799,689	$903,374	$32,169	$(137,274)	$(265)	$—	$—	$(90,298)	$(195,668)	$707,706	$2,287,988	$2,995,694
Fidelity VIP Emerging Markets Service Class 2	$41,763	$768,950	$8,673,227	$9,483,940	$5,904,169	$(1,172,060)	$(339,544)	$(606)	$—	$(3,768,025)	$623,934	$10,107,874	$23,659,824	$33,767,698
Fidelity VIP Energy Service Class 2	$179,804	$474,312	$1,474,840	$2,128,956	$5,366,022	$(867,721)	$(227,860)	$(569)	$—	$(1,410,923)	$2,858,949	$4,987,905	$20,491,101	$25,479,006
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2025
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Rider Fee	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Fidelity® VIP International Capital Appreciation Initial Class	$2,595	$42,935	$90,996	$136,526	$1,110	$(37,134)	$(50)	$—	$—	$(83,882)	$(119,956)	$16,570	$756,338	$772,908
Fidelity VIP International Capital Appreciation Service Class 2	$(296,929)	$2,002,079	$8,981,451	$10,686,601	$15,539,997	$(2,615,256)	$(865,844)	$(1,079)	$—	$(4,753,573)	$7,304,245	$17,990,846	$62,095,473	$80,086,319
Fidelity® VIP Value Initial Class	$8,748	$82,075	$14,511	$105,334	$156	$(105,591)	$(271)	$—	$—	$123,290	$17,584	$122,918	$982,465	$1,105,383
Fidelity VIP Value Service Class 2	$57,929	$4,086,976	$713,782	$4,858,687	$10,815,520	$(1,899,836)	$(522,553)	$(840)	$—	$(1,303,548)	$7,088,743	$11,947,430	$43,263,053	$55,210,483
Franklin Small Cap Value VIP Class 2	$(35,718)	$2,258,473	$(174,119)	$2,048,636	$4,923,039	$(1,165,528)	$(318,541)	$(542)	$—	$673,484	$4,111,912	$6,160,548	$23,740,186	$29,900,734
Goldman Sachs VIT Core Fixed Income Service Shares	$1,689,809	$(447,323)	$2,862,923	$4,105,409	$12,222,514	$(3,171,353)	$(881,691)	$(1,223)	$—	$1,356,764	$9,525,011	$13,630,420	$64,342,075	$77,972,495
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$(153,400)	$2,298,308	$1,369,006	$3,513,914	$5,705,731	$(573,048)	$(251,968)	$(393)	$—	$(452,879)	$4,427,443	$7,941,357	$18,540,955	$26,482,312
Janus Henderson Enterprise Institutional Class	$(2,387)	$73,904	$(15,720)	$55,797	$8,571	$(191,793)	$(535)	$—	$—	$(18,903)	$(202,660)	$(146,863)	$951,661	$804,798
Janus Henderson VIT Enterprise Service Class	$(428,416)	$3,402,071	$(378,282)	$2,595,373	$8,147,295	$(1,147,927)	$(430,686)	$(933)	$—	$1,840,337	$8,408,086	$11,003,459	$34,493,104	$45,496,563
Janus Henderson VIT Forty Service Class	$(1,159,636)	$17,048,566	$3,322,721	$19,211,651	$29,109,911	$(4,281,340)	$(1,267,328)	$(2,912)	$—	$(3,358,673)	$20,199,658	$39,411,309	$98,119,813	$137,531,122
John Hancock Core Bond Trust Series NAV	$54,212	$(10,669)	$45,815	$89,358	$37	$(61,949)	$(121)	$—	$—	$(12,523)	$(74,556)	$14,802	$1,453,497	$1,468,299
John Hancock VIT Core Bond Trust Series II	$1,344,084	$(206,341)	$1,133,856	$2,271,599	$10,254,366	$(1,817,144)	$(513,409)	$(650)	$—	$1,137,542	$9,060,705	$11,332,304	$37,480,807	$48,813,111
John Hancock International Equity Index Trust Series NAV	$3,972	$5,177	$54,336	$63,485	$19,952	$(2,617)	$—	$—	$—	$(25,441)	$(8,106)	$55,379	$207,692	$263,071
John Hancock International Small Company Trust Series II	$54,766	$298,642	$1,005,515	$1,358,923	$2,209,415	$(183,388)	$(56,994)	$(83)	$—	$318,201	$2,287,151	$3,646,074	$3,513,030	$7,159,104
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2025
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Rider Fee	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
John Hancock Strategic Income Opportunities Trust Series NAV	$47,219	$(2,209)	$(3,541)	$41,469	$34,822	$(49,102)	$(167)	$—	$—	$42,657	$28,210	$69,679	$564,947	$634,626
John Hancock Strategic Income Opportunities Trust Series II	$3,375,359	$(98,414)	$(546,430)	$2,730,515	$10,030,119	$(2,597,798)	$(592,809)	$(793)	$—	$310,832	$7,149,551	$9,880,066	$43,271,298	$53,151,364
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$21,723	$744,954	$(167,854)	$598,823	$6,160	$(138,507)	$(366)	$—	$—	$(87,806)	$(220,519)	$378,304	$4,008,664	$4,386,968
MFS® VIT II - Core Equity Service Class	$(415,763)	$4,884,353	$(73,941)	$4,394,649	$4,894,147	$(1,888,695)	$(463,202)	$(754)	$—	$(1,298,151)	$1,243,345	$5,637,994	$38,519,127	$44,157,121
MFS® VIT III Global Real Estate Service Class	$(4,165)	$(71,093)	$220,146	$144,888	$993,165	$(234,186)	$(76,859)	$(166)	$—	$281,328	$963,282	$1,108,170	$6,645,143	$7,753,313
MFS® VIT II - MFS® Corporate Bond Initial Class	$24,397	$(4,983)	$19,236	$38,650	$1	$(73,656)	$(16)	$—	$—	$64,603	$(9,068)	$29,582	$547,472	$577,054
MFS® VIT III - MFS® Global Real Estate Initial Class	$414	$(12,069)	$11,678	$23	$—	$(49,998)	$(41)	$—	$—	$8,325	$(41,714)	$(41,691)	$97,257	$55,566
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$4,061	$25,490	$77,074	$106,625	$3	$(17,341)	$(254)	$—	$—	$31,476	$13,884	$120,509	$320,487	$440,996
MFS® VIT III - MFS® Mid Cap Value Initial Class	$5,630	$96,219	$(43,531)	$58,318	$11,114	$(16,482)	$(62)	$—	$—	$24,420	$18,990	$77,308	$1,014,529	$1,091,837
MFS® VIT III Mid Cap Value Service Class	$(63,699)	$1,676,833	$(747,308)	$865,826	$3,028,723	$(476,666)	$(181,714)	$(424)	$—	$368,463	$2,738,382	$3,604,208	$15,101,661	$18,705,869
MFS® VIT - New Discovery Series Service Class	$(335,679)	$(497,236)	$3,931,555	$3,098,640	$3,431,600	$(919,669)	$(317,629)	$(727)	$—	$(772,890)	$1,420,685	$4,519,325	$24,706,078	$29,225,403
MFS® VIT II - MFS® Technology Initial Class	$(12,580)	$418,669	$(18,379)	$387,710	$12,281	$(191,007)	$(874)	$—	$—	$(48,887)	$(228,487)	$159,223	$2,553,456	$2,712,679
MFS® VIT II Technology Service Class	$(916,938)	$12,145,130	$430,891	$11,659,083	$20,804,670	$(2,518,945)	$(729,871)	$(1,538)	$—	$(565,855)	$16,988,461	$28,647,544	$60,188,048	$88,835,592
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2025
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Rider Fee	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
MFS® VIT - MFS® Value Series Initial Class	$5,098	$42,022	$13,297	$60,417	$7,707	$(156,818)	$(133)	$—	$—	$26,652	$(122,592)	$(62,175)	$572,393	$510,218
MFS® VIT Value Series Service Class	$36,867	$1,738,559	$594,769	$2,370,195	$1,613,198	$(1,112,412)	$(251,802)	$(570)	$—	$(216,399)	$32,015	$2,402,210	$21,013,042	$23,415,252
PIMCO VIT Emerging Markets Bond Institutional Class	$6,607	$(1,317)	$9,128	$14,418	$18	$(10,613)	$(66)	$—	$—	$8,548	$(2,113)	$12,305	$97,588	$109,893
PIMCO VIT Emerging Markets Bond Advisor Class	$180,229	$(13,440)	$250,021	$416,810	$755,972	$(121,770)	$(32,072)	$(132)	$—	$(145,314)	$456,684	$873,494	$2,853,330	$3,726,824
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$6,104	$(406)	$11,962	$17,660	$6	$(1,728)	$(5)	$—	$—	$(9,626)	$(11,353)	$6,307	$155,751	$162,058
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$324,072	$(63,213)	$778,784	$1,039,643	$2,442,404	$(383,825)	$(123,106)	$(132)	$—	$961,400	$2,896,741	$3,936,384	$8,410,613	$12,346,997
PIMCO VIT Long-Term U.S. Government Institutional Class	$8,951	$(28,651)	$42,579	$22,879	$4	$(103,182)	$(68)	$—	$—	$72,978	$(30,268)	$(7,389)	$341,489	$334,100
PIMCO VIT Long-Term US Government Advisor Class	$567,863	$(636,415)	$1,491,085	$1,422,533	$5,120,975	$(860,571)	$(344,132)	$(813)	$—	$1,256,068	$5,171,527	$6,594,060	$25,783,814	$32,377,874
PIMCO VIT Real Return Institutional Class	$15,792	$(540)	$22,379	$37,631	$16,499	$(74,300)	$(208)	$—	$—	$80,401	$22,392	$60,023	$543,852	$603,875
PIMCO VIT Real Return Advisor Class	$1,978,012	$(480,904)	$4,551,194	$6,048,302	$16,735,332	$(3,328,758)	$(1,218,839)	$(1,563)	$—	$(1,031,267)	$11,154,905	$17,203,207	$91,353,844	$108,557,051
Principal Capital Appreciation Class 2	$(533,409)	$5,824,383	$1,946,971	$7,237,945	$16,430,792	$(1,780,207)	$(670,703)	$(881)	$—	$(2,135,582)	$11,843,419	$19,081,364	$50,060,831	$69,142,195
Principal Diversified International	$3,378	$14,054	$37,416	$54,848	$11,116	$(13,253)	$(111)	$—	$—	$99,277	$97,029	$151,877	$126,676	$278,553
Principal Government & High Quality Bond	$14,852	$(5,772)	$29,233	$38,313	$2,857	$(121,247)	$(227)	$—	$—	$7,335	$(111,282)	$(72,969)	$606,011	$533,042
Principal Small Cap	$(1,776)	$24,379	$44,902	$67,505	$11,517	$(7,951)	$(157)	$—	$—	$43,279	$46,688	$114,193	$397,719	$511,912
Principal VC Equity Income Class 2	$177,771	$4,115,003	$830,164	$5,122,938	$6,985,416	$(1,462,895)	$(433,583)	$(597)	$—	$1,134,702	$6,223,043	$11,345,981	$32,098,039	$43,444,020
Putnam VT International Value Class 1B	$(20,871)	$761,504	$3,079,834	$3,820,467	$4,559,019	$(852,109)	$(156,712)	$(281)	$—	$(46,452)	$3,503,465	$7,323,932	$10,322,471	$17,646,403
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2025
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Rider Fee	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Putnam VT Research Class 1B	$(330,441)	$3,770,578	$4,286,320	$7,726,457	$15,369,795	$(1,785,924)	$(533,680)	$(697)	$—	$(2,545,793)	$10,503,701	$18,230,158	$36,127,256	$54,357,414
Templeton Global Bond VIP Class 1	$(1,011)	$(2,167)	$28,580	$25,402	$2,262	$(60,412)	$(183)	$—	$—	$(2,429)	$(60,762)	$(35,360)	$186,571	$151,211
Templeton Global Bond VIP Class 2	$(112,009)	$(19,038)	$1,277,431	$1,146,384	$1,704,713	$(296,855)	$(109,391)	$(200)	$—	$(19,358)	$1,278,909	$2,425,293	$7,752,713	$10,178,006
Thrivent Aggressive Allocation	$7,840,474	$173,504,662	$47,211,537	$228,556,673	$83,950,135	$(186,140,392)	$(4,315,300)	$(150,737)	$(178)	$(10,419,809)	$(117,076,281)	$111,480,392	$1,634,884,580	$1,746,364,972
Thrivent All Cap	$(851,291)	$11,355,834	$13,290,635	$23,795,178	$10,844,941	$(22,140,538)	$(409,011)	$(4,557)	$1,484	$2,418,905	$(9,288,776)	$14,506,402	$147,109,848	$161,616,250
Thrivent Conservative Allocation	$17,924,861	$85,213	$26,393,072	$44,403,146	$16,088,807	$(87,045,827)	$(422,907)	$(19,394)	$6,226	$5,267,378	$(66,125,717)	$(21,722,571)	$536,617,703	$514,895,132
Thrivent Dynamic Allocation	$5,817,925	$9,776,934	$12,870,595	$28,465,454	$8,774,874	$(42,102,313)	$(196,579)	$(7,566)	$(12,021)	$(4,067,803)	$(37,611,408)	$(9,145,954)	$271,575,493	$262,429,539
Thrivent Emerging Markets Equity	$295,064	$1,544,197	$12,159,442	$13,998,703	$3,244,240	$(9,810,631)	$(72,555)	$(2,409)	$1,557	$667,185	$(5,972,613)	$8,026,090	$49,559,692	$57,585,782
Thrivent ESG Index	$(124,163)	$2,888,829	$4,829,393	$7,594,059	$5,020,027	$(4,482,235)	$(276,051)	$(2,575)	$168	$(2,471,915)	$(2,212,581)	$5,381,478	$47,941,252	$53,322,730
Thrivent Global Stock	$1,689,632	$31,982,622	$12,924,857	$46,597,111	$9,873,262	$(34,669,740)	$(430,752)	$(6,340)	$8,614	$(6,298,603)	$(31,523,559)	$15,073,552	$258,296,372	$273,369,924
Thrivent Government Bond	$3,703,848	$(2,483,885)	$6,729,403	$7,949,366	$8,284,749	$(22,147,036)	$(449,408)	$(4,842)	$2,291	$4,388,438	$(9,925,808)	$(1,976,442)	$134,344,691	$132,368,249
Thrivent Healthcare	$(840,150)	$4,350,056	$20,097,210	$23,607,116	$10,774,898	$(27,230,119)	$(583,109)	$(9,050)	$2,495	$(11,123,915)	$(28,168,800)	$(4,561,684)	$215,866,610	$211,304,926
Thrivent High Yield	$23,512,882	$(3,580,149)	$12,626,406	$32,559,139	$69,844,026	$(44,952,651)	$(3,441,325)	$(11,775)	$9,343	$11,245,598	$32,693,216	$65,252,355	$421,906,685	$487,159,040
Thrivent Income	$18,355,446	$(8,334,234)	$24,616,987	$34,638,199	$59,263,583	$(58,505,527)	$(3,512,720)	$(11,951)	$3,762	$13,342,152	$10,579,299	$45,217,498	$519,984,881	$565,202,379
Thrivent International Equity	$2,406,251	$7,839,317	$43,592,113	$53,837,681	$6,206,375	$(31,863,488)	$(126,640)	$(5,192)	$7,315	$(2,410,256)	$(28,191,886)	$25,645,795	$195,077,980	$220,723,775
Thrivent International Index	$599,758	$1,542,474	$12,599,914	$14,742,146	$14,026,669	$(4,460,752)	$(443,013)	$(1,632)	$292	$12,159,037	$21,280,601	$36,022,747	$42,703,915	$78,726,662
Thrivent Large Cap Growth	$(11,450,102)	$192,981,362	$47,231,513	$228,762,773	$141,243,626	$(202,114,640)	$(4,900,905)	$(48,500)	$32,378	$(40,032,175)	$(105,820,216)	$122,942,557	$1,510,756,541	$1,633,699,098
Thrivent Large Cap Index	$(1,729,811)	$154,505,473	$66,455,017	$219,230,679	$156,123,452	$(172,753,572)	$(4,817,412)	$(44,261)	$15,134	$(22,219,539)	$(43,696,198)	$175,534,481	$1,353,928,385	$1,529,462,866
Thrivent Large Cap Value	$2,065,961	$70,533,907	$8,302,087	$80,901,955	$33,976,784	$(59,379,152)	$(1,254,453)	$(10,667)	$6,694	$15,985,484	$(10,675,310)	$70,226,645	$442,777,607	$513,004,252
Thrivent Mid Cap Growth	$(928,407)	$1,966,794	$(112,071)	$926,316	$8,812,368	$(8,167,136)	$(489,065)	$(3,731)	$—	$(5,154,796)	$(5,002,360)	$(4,076,044)	$80,057,458	$75,981,414
Thrivent Mid Cap Index	$209,614	$41,613,411	$(9,932,260)	$31,890,765	$51,263,212	$(64,758,029)	$(1,624,608)	$(20,094)	$3,135	$(15,078)	$(15,151,462)	$16,739,303	$531,569,198	$548,308,501
Thrivent Mid Cap Stock	$(2,343,287)	$71,929,219	$(48,009,488)	$21,576,444	$44,189,748	$(75,923,835)	$(2,390,046)	$(19,149)	$16,951	$(11,788,844)	$(45,915,175)	$(24,338,731)	$649,415,137	$625,076,406
Thrivent Mid Cap Value	$(16,620)	$4,445,336	$(474,071)	$3,954,645	$2,613,465	$(5,167,101)	$(230,372)	$(1,473)	$—	$(2,408,849)	$(5,194,330)	$(1,239,685)	$44,123,828	$42,884,143
Thrivent Moderate Allocation	$102,051,773	$757,102,161	$30,660,224	$889,814,158	$379,053,927	$(1,480,657,861)	$(7,090,871)	$(265,838)	$360,606	$(92,831,495)	$(1,201,431,532)	$(311,617,374)	$8,064,557,421	$7,752,940,047
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2025
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Rider Fee	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Moderately Aggressive Allocation	$43,600,919	$510,294,437	$275,584,533	$829,479,889	$956,643,396	$(878,167,004)	$(15,278,832)	$(321,778)	$84,691	$(29,823,026)	$33,137,447	$862,617,336	$5,866,129,010	$6,728,746,346
Thrivent Moderately Conservative Allocation	$77,944,105	$183,111,672	$62,421,072	$323,476,849	$66,414,585	$(776,025,419)	$(1,122,773)	$(91,606)	$288,871	$(20,649,906)	$(731,186,248)	$(407,709,399)	$3,475,685,390	$3,067,975,991
Thrivent Money Market	$11,476,939	$—	$—	$11,476,939	$49,871,137	$(199,753,940)	$(518,968)	$(15,751)	$98	$114,595,648	$(35,821,776)	$(24,344,837)	$395,751,116	$371,406,279
Thrivent Multisector Bond	$5,961,451	$(1,867,773)	$6,334,428	$10,428,106	$7,222,529	$(32,326,711)	$(153,366)	$(4,073)	$6,609	$(627,443)	$(25,882,455)	$(15,454,349)	$170,430,676	$154,976,327
Thrivent Real Estate Securities	$1,413,077	$8,193,040	$(10,076,215)	$(470,098)	$5,018,160	$(14,061,034)	$(159,451)	$(3,875)	$(1,680)	$(2,407,006)	$(11,614,886)	$(12,084,984)	$114,791,123	$102,706,139
Thrivent Short-Term Bond	$9,046,751	$422,389	$4,612,535	$14,081,675	$23,630,824	$(47,934,287)	$(1,288,354)	$(9,278)	$(100)	$10,870,053	$(14,731,142)	$(649,467)	$299,192,597	$298,543,130
Thrivent Small Cap Growth	$(1,348,134)	$2,245,938	$66,995	$964,799	$9,218,039	$(11,657,651)	$(671,887)	$(5,636)	$45	$(3,910,746)	$(7,027,836)	$(6,063,037)	$117,509,430	$111,446,393
Thrivent Small Cap Index	$726,677	$31,977,551	$(8,877,158)	$23,827,070	$47,463,760	$(58,952,793)	$(1,847,345)	$(17,660)	$2,729	$153,165	$(13,198,144)	$10,628,926	$498,247,738	$508,876,664
Thrivent Small Cap Stock	$(2,234,550)	$22,989,552	$(15,559,883)	$5,195,119	$31,804,519	$(43,598,095)	$(1,658,903)	$(11,212)	$7,985	$(7,034,178)	$(20,489,884)	$(15,294,765)	$409,230,713	$393,935,948
Vanguard® VIF Capital Growth	$5,209	$151,100	$388,494	$544,803	$14,267	$(156,231)	$(277)	$—	$—	$(9,848)	$(152,089)	$392,714	$2,040,301	$2,433,015
Vanguard® VIF International	$867	$56,550	$163,390	$220,807	$41,435	$(149,313)	$(223)	$—	$—	$124,667	$16,566	$237,373	$1,109,975	$1,347,348
Vanguard® VIF Short- Term Investment- Grade	$49,994	$(1,126)	$30,961	$79,829	$28,508	$(60,898)	$(332)	$—	$—	$(77,884)	$(110,606)	$(30,777)	$1,368,209	$1,337,432
Vanguard® VIF Small Company Growth	$(939)	$20,882	$(2,625)	$17,318	$6	$(20,659)	$(348)	$—	$—	$(3,111)	$(24,112)	$(6,794)	$382,579	$375,785
Vanguard® VIF Total Bond Market Index	$145,080	$(37,497)	$197,312	$304,895	$84,338	$(516,710)	$(1,314)	$—	$—	$163,881	$(269,805)	$35,090	$4,873,987	$4,909,077
Vanguard® VIF Total Stock Market Index	$49,275	$566,583	$512,872	$1,128,730	$5,954	$(643,826)	$(2,181)	$—	$—	$54,562	$(585,491)	$543,239	$7,231,988	$7,775,227
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Rider fee	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
American Funds IS® Global Growth Class 1	$13,139	$23,600	$16,961	$53,700	$864,779	$(126,952)	$(89)	$—	$—	$448,238	$1,185,976	$1,239,676	$267,421	$1,507,097
American Funds IS® Global Growth Class 4	$145,864	$1,610,231	$3,831,712	$5,587,807	$18,706,629	$(1,444,245)	$(612,671)	$(1,771)	$—	$(1,323,636)	$15,324,306	$20,912,113	$48,065,408	$68,977,521
American Funds IS® Growth-Income Class 1	$24,704	$131,868	$203,790	$360,362	$1,713,057	$(151,101)	$(598)	$—	$—	$562,026	$2,123,384	$2,483,746	$1,246,608	$3,730,354
American Funds IS® Growth-Income Class 4	$(114,684)	$2,719,617	$7,043,960	$9,648,893	$14,826,731	$(865,532)	$(521,736)	$(1,621)	$—	$(1,852,123)	$11,585,719	$21,234,612	$41,119,381	$62,353,993
American Funds IS® International Growth and Income Class 4	$120,653	$(100,873)	$84,808	$104,588	$1,861,591	$(200,993)	$(106,294)	$(256)	$—	$305,546	$1,859,594	$1,964,182	$8,395,304	$10,359,486
American Funds IS® International Class 1	$4,175	$1,282	$9,212	$14,669	$29,048	$(112,065)	$(273)	$—	$—	$73,700	$(9,590)	$5,079	$575,178	$580,257
American Funds IS® International Class 4	$(9,421)	$(31,414)	$66,724	$25,889	$1,149,087	$(81,301)	$(61,792)	$(160)	$—	$46,511	$1,052,345	$1,078,234	$5,035,301	$6,113,535
BlackRock Total Return V.I. Class I	$18,827	$(2,550)	$(10,561)	$5,716	$13,569	$(68,874)	$—	$—	$—	$219,428	$164,123	$169,839	$393,977	$563,816
BlackRock Total Return V.I. Class III	$2,552,076	$(653,826)	$(2,103,900)	$(205,650)	$15,587,819	$(3,117,663)	$(1,134,644)	$(2,618)	$—	$4,822,853	$16,155,747	$15,950,097	$83,725,566	$99,675,663
Dimensional VA International Small Portfolio	$18,576	$15,406	$(37,307)	$(3,325)	$4,275	$(22,698)	$(205)	$—	$—	$405,890	$387,262	$383,937	$238,590	$622,527
Dimensional VA US Targeted Value	$10,289	$187,075	$(40,873)	$156,491	$158,705	$(396,263)	$(128)	$—	$—	$(110,327)	$(348,013)	$(191,522)	$2,122,543	$1,931,021
Eaton Vance VT Floating- Rate Income Initial Share Class	$3,931,892	$(68,113)	$(182,875)	$3,680,904	$11,922,004	$(1,527,568)	$(703,629)	$(1,145)	$—	$3,950,486	$13,640,148	$17,321,052	$51,018,053	$68,339,105
Fidelity® VIP Emerging Markets Initial Class	$23,094	$(3,994)	$(15,099)	$4,001	$1,562,565	$(191,497)	$(277)	$—	$—	$23,927	$1,394,718	$1,398,719	$889,269	$2,287,988
Fidelity VIP Emerging Markets Service Class 2	$10,820	$(69,540)	$1,744,398	$1,685,678	$4,076,311	$(606,166)	$(255,951)	$(648)	$—	$(564,266)	$2,649,280	$4,334,958	$19,324,866	$23,659,824
Fidelity VIP Energy Service Class 2	$181,542	$455,566	$(206,077)	$431,031	$3,473,291	$(592,560)	$(174,386)	$(609)	$—	$629,381	$3,335,117	$3,766,148	$16,724,953	$20,491,101
Fidelity® VIP International Capital Appreciation Initial Class	$1,658	$74,726	$(12,403)	$63,981	$28,869	$(230,153)	$(56)	$—	$—	$114,999	$(86,341)	$(22,360)	$778,698	$756,338
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Rider fee	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Fidelity VIP International Capital Appreciation Service Class 2	$(319,582)	$273,444	$2,967,887	$2,921,749	$11,413,441	$(1,488,297)	$(645,384)	$(1,047)	$—	$1,461,058	$10,739,771	$13,661,520	$48,433,953	$62,095,473
Fidelity® VIP Value Initial Class	$6,779	$113,296	$(28,173)	$91,902	$42,283	$(93,294)	$(341)	$—	$—	$161,216	$109,864	$201,766	$780,699	$982,465
Fidelity VIP Value Service Class 2	$25,839	$4,645,779	$(1,478,300)	$3,193,318	$9,596,194	$(745,675)	$(387,922)	$(878)	$—	$(1,889,452)	$6,572,267	$9,765,585	$33,497,468	$43,263,053
Franklin Small Cap Value VIP Class 2	$(72,127)	$523,680	$1,703,558	$2,155,111	$3,804,328	$(785,149)	$(267,116)	$(565)	$—	$(1,691,894)	$1,059,604	$3,214,715	$20,525,471	$23,740,186
Goldman Sachs VIT Core Fixed Income Service Shares	$1,441,679	$(150,960)	$(1,443,210)	$(152,491)	$9,080,391	$(1,994,946)	$(714,789)	$(1,283)	$—	$5,855,239	$12,224,612	$12,072,121	$52,269,954	$64,342,075
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$(46,028)	$1,564,541	$496,084	$2,014,597	$5,696,910	$(252,279)	$(149,235)	$(355)	$—	$(243,859)	$5,051,182	$7,065,779	$11,475,176	$18,540,955
Janus Henderson Enterprise Institutional Class	$1,202	$34,597	$93,540	$129,339	$60,633	$(313,398)	$(598)	$—	$—	$(33,994)	$(287,357)	$(158,018)	$1,109,679	$951,661
Janus Henderson VIT Enterprise Service Class	$(193,556)	$1,413,494	$2,678,456	$3,898,394	$5,739,598	$(614,068)	$(327,913)	$(879)	$—	$(696,477)	$4,100,261	$7,998,655	$26,494,449	$34,493,104
Janus Henderson VIT Forty Service Class	$(1,049,797)	$6,261,722	$13,536,197	$18,748,122	$19,133,423	$(2,736,147)	$(907,134)	$(2,642)	$—	$(4,861,712)	$10,625,788	$29,373,910	$68,745,903	$98,119,813
John Hancock Core Bond Trust Series NAV	$44,896	$(4,200)	$(24,801)	$15,895	$585,655	$(76,486)	$(138)	$—	$—	$199,173	$708,204	$724,099	$729,398	$1,453,497
John Hancock VIT Core Bond Trust Series II	$706,148	$(116,891)	$(704,376)	$(115,119)	$13,572,187	$(801,368)	$(302,487)	$(644)	$—	$1,807,090	$14,274,778	$14,159,659	$23,321,148	$37,480,807
John Hancock International Equity Index Trust Series NAV	$1,536	$6,849	$(1,918)	$6,467	$98,889	$(20,528)	$(61)	$—	$—	$(77,308)	$992	$7,459	$200,233	$207,692
John Hancock International Small Company Trust Series II	$44,588	$18,497	$(22,500)	$40,585	$642,094	$(125,903)	$(39,879)	$(75)	$—	$(1,746)	$474,491	$515,076	$2,997,954	$3,513,030
John Hancock Strategic Income Opportunities Trust Series NAV	$10,506	$(14,284)	$14,595	$10,817	$102,428	$(120,338)	$(258)	$—	$—	$(43,523)	$(61,691)	$(50,874)	$615,821	$564,947
John Hancock Strategic Income Opportunities Trust Series II	$512,268	$(49,487)	$172,151	$634,932	$8,217,145	$(378,090)	$(448,689)	$(804)	$—	$3,788,643	$11,178,205	$11,813,137	$31,458,161	$43,271,298
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Rider fee	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$11,970	$180,132	$239,018	$431,120	$2,191,292	$(129,590)	$(385)	$—	$—	$594,619	$2,655,936	$3,087,056	$921,608	$4,008,664
MFS® VIT II - Core Equity Service Class	$(302,440)	$1,939,365	$4,162,678	$5,799,603	$4,424,319	$(919,998)	$(405,267)	$(788)	$—	$(1,927,551)	$1,170,715	$6,970,318	$31,548,809	$38,519,127
MFS® VIT III Global Real Estate Service Class	$15,194	$(55,705)	$(223,914)	$(264,425)	$1,094,694	$(87,166)	$(61,919)	$(211)	$—	$(790)	$944,608	$680,183	$5,964,960	$6,645,143
MFS® VIT II - MFS® Corporate Bond Initial Class	$9,591	$(7,020)	$3,151	$5,722	$298,753	$(48,123)	$(28)	$—	$—	$39,345	$289,947	$295,669	$251,803	$547,472
MFS® VIT III - MFS® Global Real Estate Initial Class	$1,579	$(4,721)	$(712)	$(3,854)	$309	$(32,411)	$(97)	$—	$—	$30,414	$(1,785)	$(5,639)	$102,896	$97,257
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$2,811	$15,185	$1,062	$19,058	$19,596	$(10,904)	$(215)	$—	$—	$17,915	$26,392	$45,450	$275,037	$320,487
MFS® VIT III - MFS® Mid Cap Value Initial Class	$6,702	$52,188	$66,050	$124,940	$461,160	$(63,506)	$(88)	$—	$—	$(136,757)	$260,809	$385,749	$628,780	$1,014,529
MFS® VIT III Mid Cap Value Service Class	$(28,113)	$666,353	$751,817	$1,390,057	$3,347,504	$(429,125)	$(142,453)	$(428)	$—	$(640,800)	$2,134,698	$3,524,755	$11,576,906	$15,101,661
MFS® VIT - New Discovery Series Service Class	$(290,200)	$(541,435)	$1,931,206	$1,099,571	$3,428,056	$(663,265)	$(268,045)	$(757)	$—	$(335,988)	$2,160,001	$3,259,572	$21,446,506	$24,706,078
MFS® VIT II - MFS® Technology Initial Class	$(9,397)	$57,987	$497,132	$545,722	$561,241	$(58,778)	$(900)	$—	$—	$48,206	$549,769	$1,095,491	$1,457,965	$2,553,456
MFS® VIT II Technology Service Class	$(613,666)	$1,908,000	$12,486,354	$13,780,688	$13,245,655	$(1,282,857)	$(480,043)	$(1,330)	$—	$(2,402,073)	$9,079,352	$22,860,040	$37,328,008	$60,188,048
MFS® VIT - MFS® Value Series Initial Class	$4,671	$40,053	$(529)	$44,195	$189,375	$(306,354)	$(238)	$—	$—	$48,477	$(68,740)	$(24,545)	$596,938	$572,393
MFS® VIT Value Series Service Class	$36,293	$1,560,802	$180,434	$1,777,529	$2,369,860	$(655,069)	$(223,445)	$(617)	$—	$(330,131)	$1,160,598	$2,938,127	$18,074,915	$21,013,042
PIMCO VIT Emerging Markets Bond Institutional Class	$5,920	$(1,319)	$2,497	$7,098	$706	$(15,932)	$(70)	$—	$—	$12,177	$(3,119)	$3,979	$93,609	$97,588
PIMCO VIT Emerging Markets Bond Advisor Class	$130,278	$(15,533)	$35,872	$150,617	$422,711	$(52,883)	$(26,028)	$(101)	$—	$66,881	$410,580	$561,197	$2,292,133	$2,853,330
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Rider fee	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$2,660	$(521)	$(3,358)	$(1,219)	$77,744	$(1,268)	$(6)	$—	$—	$(6,784)	$69,686	$68,467	$87,284	$155,751
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$158,376	$(63,490)	$(229,848)	$(134,962)	$1,664,605	$(292,118)	$(86,400)	$(130)	$—	$654,141	$1,940,098	$1,805,136	$6,605,477	$8,410,613
PIMCO VIT Long-Term U.S. Government Institutional Class	$6,820	$(9,917)	$(19,165)	$(22,262)	$42,571	$(27,804)	$(98)	$—	$—	$106,866	$121,535	$99,273	$242,216	$341,489
PIMCO VIT Long-Term US Government Advisor Class	$304,079	$(758,766)	$(1,281,533)	$(1,736,220)	$6,754,677	$(807,489)	$(248,593)	$(793)	$—	$1,192,222	$6,890,024	$5,153,804	$20,630,010	$25,783,814
PIMCO VIT Real Return Institutional Class	$10,774	$(10,992)	$8,132	$7,914	$167,846	$(78,606)	$(385)	$—	$—	$(209,749)	$(120,894)	$(112,980)	$656,832	$543,852
PIMCO VIT Real Return Advisor Class	$978,949	$(235,494)	$(324,764)	$418,691	$17,618,261	$(1,882,221)	$(936,457)	$(1,739)	$—	$6,947,517	$21,745,361	$22,164,052	$69,189,792	$91,353,844
Principal Capital Appreciation Class 2	$(235,336)	$1,639,542	$5,462,610	$6,866,816	$18,664,228	$(700,587)	$(368,704)	$(724)	$—	$(513,111)	$17,081,102	$23,947,918	$26,112,913	$50,060,831
Principal Diversified International	$3,156	$256	$310	$3,722	$38,291	$(50,589)	$(119)	$—	$—	$(6,262)	$(18,679)	$(14,957)	$141,633	$126,676
Principal Government & High Quality Bond	$14,038	$(3,903)	$(8,691)	$1,444	$232,686	$(27,219)	$(193)	$—	$—	$76,609	$281,883	$283,327	$322,684	$606,011
Principal Small Cap	$(1,646)	$307	$29,850	$28,511	$150,594	$(264,244)	$(194)	$—	$—	$50,671	$(63,173)	$(34,662)	$432,381	$397,719
Principal VC Equity Income Class 2	$180,623	$402,179	$3,112,804	$3,695,606	$4,207,898	$(770,847)	$(329,654)	$(589)	$—	$(2,574,546)	$532,262	$4,227,868	$27,870,171	$32,098,039
Putnam VT International Value Class 1B	$91,907	$122,723	$71,539	$286,169	$2,201,592	$(157,690)	$(102,466)	$(296)	$—	$756,364	$2,697,504	$2,983,673	$7,338,798	$10,322,471
Putnam VT Research Class 1B	$(260,446)	$1,031,519	$5,373,465	$6,144,538	$8,736,595	$(943,883)	$(326,246)	$(617)	$—	$(1,116,538)	$6,349,311	$12,493,849	$23,633,407	$36,127,256
Templeton Global Bond VIP Class 1	$(1,380)	$(5,232)	$(21,199)	$(27,811)	$19,256	$(26,915)	$(193)	$—	$—	$(59,653)	$(67,505)	$(95,316)	$281,887	$186,571
Templeton Global Bond VIP Class 2	$(93,959)	$(18,342)	$(874,051)	$(986,352)	$1,044,506	$(209,481)	$(90,225)	$(185)	$—	$864,804	$1,609,419	$623,067	$7,129,646	$7,752,713
Thrivent Aggressive Allocation	$5,065,996	$97,198,314	$115,375,792	$217,640,102	$91,093,263	$(154,476,450)	$(3,728,339)	$(161,688)	$(4,492)	$(19,312,872)	$(86,590,578)	$131,049,524	$1,503,835,056	$1,634,884,580
Thrivent All Cap	$(716,539)	$7,978,547	$16,359,161	$23,621,169	$9,402,609	$(14,477,342)	$(279,935)	$(4,756)	$3,503	$(258,320)	$(5,614,241)	$18,006,928	$129,102,920	$147,109,848
Thrivent Conservative Allocation	$19,888,589	$(3,200,344)	$15,779,527	$32,467,772	$14,100,015	$(83,270,054)	$(300,933)	$(20,192)	$9,217	$(10,902,919)	$(80,384,866)	$(47,917,094)	$584,534,797	$536,617,703
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Rider fee	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Dynamic Allocation	$6,302,138	$1,561,209	$12,310,081	$20,173,428	$7,648,543	$(40,628,126)	$(158,249)	$(8,131)	$5,574	$(3,519,463)	$(36,659,852)	$(16,486,424)	$288,061,917	$271,575,493
Thrivent Emerging Markets Equity	$815,113	$3,825,145	$(532,516)	$4,107,742	$1,733,932	$(8,631,147)	$(53,040)	$(2,532)	$(99)	$(2,218,605)	$(9,171,491)	$(5,063,749)	$54,623,441	$49,559,692
Thrivent ESG Index	$(118,259)	$1,880,262	$6,452,506	$8,214,509	$4,066,256	$(2,782,377)	$(223,144)	$(2,689)	$854	$(225,077)	$833,823	$9,048,332	$38,892,920	$47,941,252
Thrivent Global Stock	$1,607,249	$14,112,713	$14,212,973	$29,932,935	$8,740,626	$(28,534,422)	$(272,260)	$(6,332)	$5,496	$38,393,478	$18,326,586	$48,259,521	$210,036,851	$258,296,372
Thrivent Government Bond	$3,906,350	$(3,434,959)	$(421,014)	$50,377	$7,358,749	$(20,338,469)	$(374,816)	$(5,173)	$1,495	$6,847,889	$(6,510,325)	$(6,459,948)	$140,804,639	$134,344,691
Thrivent Healthcare	$(970,110)	$19,072,622	$(19,349,805)	$(1,247,293)	$10,582,643	$(27,777,460)	$(461,273)	$(10,534)	$260	$(6,911,083)	$(24,577,447)	$(25,824,740)	$241,691,350	$215,866,610
Thrivent High Yield	$20,374,513	$(4,052,708)	$5,577,357	$21,899,162	$49,818,543	$(34,750,047)	$(2,445,508)	$(12,086)	$8,446	$16,360,981	$28,980,329	$50,879,491	$371,027,194	$421,906,685
Thrivent Income	$15,236,563	$(7,167,690)	$853,609	$8,922,482	$58,305,139	$(43,263,874)	$(2,631,955)	$(12,189)	$1,979	$57,004,990	$69,404,090	$78,326,572	$441,658,309	$519,984,881
Thrivent International Equity	$4,125,383	$2,944,318	$130,419	$7,200,120	$5,373,707	$(29,187,743)	$(98,931)	$(5,652)	$1,638	$(6,501,457)	$(30,418,438)	$(23,218,318)	$218,296,298	$195,077,980
Thrivent International Index	$525,904	$568,651	$(572,053)	$522,502	$7,987,550	$(2,994,371)	$(252,293)	$(1,327)	$37	$2,351,644	$7,091,240	$7,613,742	$35,090,173	$42,703,915
Thrivent Large Cap Growth	$(10,506,829)	$136,906,772	$216,653,839	$343,053,782	$123,504,638	$(138,798,745)	$(3,240,509)	$(46,339)	$32,056	$(8,488,364)	$(27,037,263)	$316,016,519	$1,194,740,022	$1,510,756,541
Thrivent Large Cap Index	$(158,395)	$118,575,376	$139,199,836	$257,616,817	$123,538,820	$(130,365,633)	$(2,904,817)	$(44,000)	$15,865	$(34,617,974)	$(44,377,739)	$213,239,078	$1,140,689,307	$1,353,928,385
Thrivent Large Cap Value	$1,826,336	$28,545,809	$19,593,453	$49,965,598	$22,087,621	$(57,335,212)	$(905,073)	$(10,929)	$7,597	$(14,538,305)	$(50,694,301)	$(728,703)	$443,506,310	$442,777,607
Thrivent Mid Cap Growth	$(943,325)	$1,366,888	$5,997,361	$6,420,924	$8,169,546	$(5,898,439)	$(422,716)	$(4,014)	$—	$1,964,889	$3,809,266	$10,230,190	$69,827,268	$80,057,458
Thrivent Mid Cap Index	$356,521	$28,879,660	$29,800,195	$59,036,376	$45,377,653	$(56,770,276)	$(1,032,450)	$(21,821)	$2,917	$(9,365,982)	$(21,809,959)	$37,226,417	$494,342,781	$531,569,198
Thrivent Mid Cap Stock	$(4,297,020)	$17,179,565	$41,138,732	$54,021,277	$52,446,978	$(59,221,937)	$(1,848,935)	$(20,797)	$18,724	$(2,817,186)	$(11,443,153)	$42,578,124	$606,837,013	$649,415,137
Thrivent Mid Cap Value	$2,827	$2,233,302	$1,371,018	$3,607,147	$3,253,770	$(4,559,952)	$(206,278)	$(1,831)	$—	$(4,604,492)	$(6,118,783)	$(2,511,636)	$46,635,464	$44,123,828
Thrivent Moderate Allocation	$83,495,233	$455,550,559	$381,298,260	$920,344,052	$270,833,471	$(1,369,147,559)	$(3,643,106)	$(286,927)	$12,180	$(78,515,391)	$(1,180,747,332)	$(260,403,280)	$8,324,960,701	$8,064,557,421
Thrivent Moderately Aggressive Allocation	$33,559,578	$314,453,611	$337,580,900	$685,594,089	$475,414,781	$(834,252,573)	$(5,528,899)	$(345,917)	$51,965	$(44,904,065)	$(409,564,708)	$276,029,381	$5,590,099,629	$5,866,129,010
Thrivent Moderately Conservative Allocation	$72,213,704	$53,846,855	$135,907,620	$261,968,179	$57,687,637	$(732,390,865)	$(664,458)	$(100,958)	$27,968	$(67,374,591)	$(742,815,267)	$(480,847,088)	$3,956,532,478	$3,475,685,390
Thrivent Money Market	$14,292,344	$—	$—	$14,292,344	$54,023,133	$(174,458,471)	$(348,180)	$(13,708)	$101	$133,879,012	$13,081,887	$27,374,231	$368,376,885	$395,751,116
Thrivent Multisector Bond	$5,998,075	$(3,323,248)	$3,723,794	$6,398,621	$5,315,456	$(26,763,224)	$(84,579)	$(4,048)	$(5,557)	$33,327,266	$11,785,314	$18,183,935	$152,246,741	$170,430,676
Thrivent Real Estate Securities	$1,699,531	$6,625,322	$(5,848,630)	$2,476,223	$4,183,953	$(13,049,217)	$(121,091)	$(4,410)	$2,590	$(3,878,015)	$(12,866,190)	$(10,389,967)	$125,181,090	$114,791,123
Thrivent Short-Term Bond	$8,010,072	$(809,604)	$5,523,598	$12,724,066	$24,298,305	$(44,247,471)	$(985,194)	$(9,781)	$503	$2,422,179	$(18,521,459)	$(5,797,393)	$304,989,990	$299,192,597
Thrivent Small Cap Growth	$(1,414,617)	$1,781,206	$9,779,481	$10,146,070	$10,032,185	$(9,375,765)	$(594,550)	$(6,099)	$110	$328,237	$384,118	$10,530,188	$106,979,242	$117,509,430
Thrivent Small Cap Index	$549,479	$13,308,513	$19,228,453	$33,086,445	$45,040,693	$(50,756,170)	$(1,257,354)	$(19,386)	$2,504	$(9,620,874)	$(16,610,587)	$16,475,858	$481,771,880	$498,247,738
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Rider fee	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Small Cap Stock	$(2,231,895)	$3,110,767	$36,187,566	$37,066,438	$36,260,684	$(36,994,642)	$(1,249,605)	$(11,482)	$10,359	$(2,378,408)	$(4,363,094)	$32,703,344	$376,527,369	$409,230,713
Vanguard® VIF Capital Growth	$7,898	$78,634	$119,049	$205,581	$177,786	$(113,064)	$(339)	$—	$—	$376,385	$440,768	$646,349	$1,393,952	$2,040,301
Vanguard® VIF International	$7,495	$(63,219)	$166,149	$110,425	$29,161	$(445,179)	$(260)	$—	$—	$(134,602)	$(550,880)	$(440,455)	$1,550,430	$1,109,975
Vanguard® VIF Short- Term Investment- Grade	$36,318	$(5,189)	$20,613	$51,742	$475,525	$(254,004)	$(384)	$—	$—	$22,922	$244,059	$295,801	$1,072,408	$1,368,209
Vanguard® VIF Small Company Growth	$(772)	$(6,642)	$46,900	$39,486	$7	$(35,777)	$(375)	$—	$—	$(22,775)	$(58,920)	$(19,434)	$402,013	$382,579
Vanguard® VIF Total Bond Market Index	$114,626	$(257,060)	$124,802	$(17,632)	$1,401,885	$(2,027,555)	$(1,620)	$—	$—	$270,992	$(356,298)	$(373,930)	$5,247,917	$4,873,987
Vanguard® VIF Total Stock Market Index	$55,845	$808,661	$484,211	$1,348,717	$1,362,259	$(1,693,719)	$(2,199)	$—	$—	$(379,539)	$(713,198)	$635,519	$6,596,469	$7,231,988
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2025
(1) ORGANIZATION
The Thrivent Variable Annuity Account I (the Variable Account), is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account, which commenced operations on October 31, 2002, contains 97 subaccounts as shown below. 30 of the subaccounts invest in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a fund and collectively the Funds.) For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2025, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Subaccount	Series
*American Funds IS® Global Growth	American Funds Insurance Series — Global Growth Portfolio Class 1
**American Funds IS® Global Growth Class 4	American Funds Insurance Series — Global Growth Portfolio Class 4
*American Funds IS® Growth- Income	American Funds Insurance Series — Growth-Income Portfolio Class 1
**American Funds IS® Growth-Income Class 4	American Funds Insurance Series — Growth-Income Portfolio Class 4
**American Funds IS International Growth and Income Class 4	American Funds Insurance Series — International Growth and Income Portfolio Class 4
*American Funds IS® International	American Funds Insurance Series — International Portfolio Class 1
**American Funds IS® International Class 4	American Funds Insurance Series — International Portfolio Class 4
*BlackRock Total Return V.I. Class I	Blackrock Variable Series Funds, Inc.- Total Return V.I. Portfolio Class I
**BlackRock Total Return V.I. Class III	Blackrock Variable Series Funds, Inc.- Total Return V.I. Portfolio Class III
*Dimensional VA International Small Portfolio	Dimensional Instutional Class- International Small Portfolio
*Dimensional VA Targeted Value	Dimensional Instutional Class- Targeted Value Portfolio
**Eaton Vance VT Floating- Rate Income	Eaton Vance VT Floating-Rate Income Initial Share Class
*Fidelity® VIP Emerging Markets Initial Class	Fidelity Variable Insurance Products — Emerging Markets Portfolio Initial Class
**Fidelity VIP Emerging Markets Service Class 2	Fidelity Variable Insurance Products — Emerging Markets Portfolio Service Class 2
**Fidelity VIP Energy Service Class 2	Fidelity Variable Insurance Products — Energy Portfolio Service Class 2
*Fidelity® VIP International Capital Appreciation Initial Class	Fidelity Variable Insurance Products — International Capital Appreciation Portfolio Initial Class

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

Subaccount	Series
**Fidelity® VIP International Capital Appreciation Service Class 2	Fidelity Variable Insurance Products — International Capital Appreciation Portfolio Service Class 2
*Fidelity® VIP Value Initial Class	Fidelity Variable Insurance Products — Value Portfolio Initial Class
**Fidelity VIP Value Service Class 2	Fidelity Variable Insurance Products — Value Portfolio Service Class 2
**Franklin Small Cap Value VIP Class 2	Franklin Small Cap Value VIP Portfolio Class 2
**Goldman Sachs VIT Core Fixed Income Service Shares	Goldman Sachs VIT Core Fixed Income Portfolio Service Shares
**Goldman Sachs VIT Small Cap Equity Insights Service Shares	Goldman Sachs VIT Small Cap Equity Insights Portfolio Service Shares
*Janus Henderson Enterprise Institutional Class	Janus Henderson Institutional Class — Enterprise Portfolio
**Janus Henderson VIT Enterprise Service Class	Janus Henderson VIT Enterprise Portfolio Service Shares
**Janus Henderson VIT Forty Service Class	Janus Henderson VIT Forty Portfolio Service Shares
*John Hancock Core Bond Trust Series NAV	John Hancock Core Bond Trust Portfolio Series NAV
**John Hancock VIT Core Bond Trust Series II	John Hancock Core Bond Trust Portfolio Series II
*John Hancock International Equity Index Trust Series NAV	John Hancock International Equity Index Trust Portfolio Series NAV
**John Hancock International Small Company Trust Series II	John Hancock International Small Company Trust Portfolio Series II
*John Hancock Strategic Income Opportunities Trust Series NAV	John Hancock Strategic Income Opportunities Trust Portfolio Series NAV
**John Hancock Strategic Income Opportunities Trust Series II	John Hancock Strategic Income Opportunities Trust Portfolio Series II
*MFS® VIT II — **MFS® Blended Research Core Equity	MFS Blended Research Core Equity Portfolio Initial Class
**MFS® VIT II — Core Equity Service Class	MFS Variable Insurance Trust II — Core Equity Portfolio Service Share Class
**MFS® VIT III Global Real Estate Service Class	MFS Variable Insurance Trust III — Global Real Estate Portfolio Service Share Class

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

Subaccount	Series
*MFS® VIT II — **MFS® Corporate Bond	MFS Corporate Bond Portfolio Initial Class
*MFS® VIT III — **MFS® Global Real Estate	MFS Global Real Estate Portfolio Initial Class
*MFS® VIT II — **MFS® International Intrinsic Value	MFS International Intrinsic Value Portfolio Initial Class
*MFS® VIT III — **MFS® Mid Cap Value	MFS Mid Cap Value Portfolio Initial Class
**MFS® VIT III Mid Cap Value Service Class	MFS Variable Insurance Trust III — Mid Cap Value Portfolio Service Share Class
**MFS® VIT — New Discovery Series Service Class	MFS Variable Insurance Trust — New Discovery Sereies Service Share Class
*MFS® VIT II — MFS® Technology Initial Class	MFS Initial Class — Technology Portfolio
**MFS® VIT II Technology Service Class	MFS Variable Insurance Trust II — Techonology Portfolio Service Share Class
*MFS® VIT — **MFS® Value Series	MFS Value Series Portfolio Initial Class
**MFS® VIT Value Series Service Class	MFS Variable Insurance Trust — Value Series Service Share Class
*PIMCO VIT Emerging Markets Bond Institutional Class	PIMCO VIT Emerging Markets Bond Portfolio Institutional Class
**PIMCO VIT Emerging Markets Bond Advisor Class	PIMCO VIT Emerging Markets Bond Advisor Class
*PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	PIMCO VIT Global Bond Opportunities (Unhedged) Portfolio Institutional Class
**PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	PIMC VIT — Global Bond Opportunities (Unhedged) Portfolio Advisor Class
*PIMCO VIT Long-Term U.S. Government Institutional Class	PIMCO VIT Long -Term U.S. Goverment Portfolio Institutional Class
**PIMCO VIT Long-Term US Government Advisor Class	PIMCO VIT — Long -Term U.S. Goverment Portfolio Advisor Class
*PIMCO VIT Real Return Institutional Class	PIMCO VIT Real Return Portfolio Institutional Class
**PIMCO VIT Real Return Advisor Class	PIMCO VIT — Real Return Portfolio Advisor Class
**Principal Capital Appreciation Class 2	Principal Capital Appreciation Portfolio Class 2

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

Subaccount	Series
*Principal Diversified International	Principal Variable Contracts Funds, Inc. — Diversified International Portfolio
*Principal Government & High Quality Bond	Principal Variable Contracts Funds, Inc. — Government & High Quality Bond Portfolio
*Principal Small Cap	Principal Variable Contracts Funds, Inc. — Small Cap Portfolio
**Principal VC Equity Income Class 2	Principal VC Equity Income Portfolio Class 2
**Putnam VT International Value Class 1B	Putnam VT International Value Portfolio Class 1B
**Putnam VT Research Class 1B	Putnam VT Research Portfolio Class 1B
*Templeton Global Bond VIP Class 1	Templeton Global Bond VIP Portfolio Class 1
**Templeton Global Bond VIP Class 2	Templeton Global Bond VIP Portfolio Class 2
***Thrivent Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
****Thrivent All Cap	Thrivent Series Fund, Inc. — All Cap Portfolio
****Thrivent Conservative Allocation	Thrivent Series Fund, Inc. — Conservative Allocation Portfolio
****Thrivent Dynamic Allocation	Thrivent Series Fund, Inc. — Dynamic Allocation Portfolio
****Thrivent Emerging Markets Equity	Thrivent Series Fund, Inc. — Emerging Markets Equity Portfolio
****Thrivent ESG Index	Thrivent Series Fund, Inc. — ESG Index Portfolio
****Thrivent Global Stock	Thrivent Series Fund, Inc. — Global Stock Portfolio
***Thrivent Government Bond	Thrivent Series Fund, Inc. — Government Bond Portfolio
****Thrivent Healthcare	Thrivent Series Fund, Inc. — Healthcare Portfolio
****Thrivent High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
****Thrivent Income	Thrivent Series Fund, Inc. — Income Portfolio
****Thrivent International Equity	Thrivent Series Fund, Inc. — International Equity Portfolio
****Thrivent International Index	Thrivent Series Fund, Inc. — International Index Portfolio
****Thrivent Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
****Thrivent Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
****Thrivent Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
****Thrivent Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
****Thrivent Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
****Thrivent Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
****Thrivent Mid Cap Value	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio
***Thrivent Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

Subaccount	Series
***Thrivent Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
***Thrivent Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
****Thrivent Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
****Thrivent Multisector Bond	Thrivent Series Fund, Inc. — Multisector Bond Portfolio
****Thrivent Short-Term Bond	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
****Thrivent Real Estate Securities	Thrivent Series Fund, Inc. — Short-Term Bond Portfolio
****Thrivent Small Cap Growth	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
****Thrivent Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
****Thrivent Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
*Vanguard® VIF Capital Growth	Vanguard Variable Insurance Fund — Capital Growth Portfolio
*Vanguard® VIF International	Vanguard Variable Insurance Fund — International Portfolio
*Vanguard® VIF Short-Term Investment-Grade	Vanguard Variable Insurance Fund — Short-Term Investment Grade Portfolio
*Vanguard® VIF Small Company Growth	Vanguard Variable Insurance Fund — Small Company Growth Portfolio
*Vanguard® VIF Total Bond Market Index	Vanguard Variable Insurance Fund — Total Bond Market Index Portfolio
*Vanguard® VIF Total Stock Market Index	Vanguard Variable Insurance Fund — Total Stock Market Index Portfolio

*Available in AdvisorFlex Variable Annuity only.
**Available in Retirement Choice Variable Annuity only.
***Available in Thrivent Variable Annuity 2002 and 2005 Series and Retirement Choice only.
****Available in Thrivent Variable Annuity 2002 and 2005 Series, AdvisorFlex and Retirement Choice only.
The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Segment Reporting
The subaccounts' operations constitute a single segment and therefore the single reportable segment of the Variable Account. The chief operating decision maker (“CODM”), Vice President — Solutions Pricing & Development, manages the business activities of the subaccounts and utilizes the net assets metric to allocate resources and assess performance of the subaccounts. The accounting policies used to measure the net assets of the subaccounts are the same as those described in Note 2.
Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
Annuity Reserves
Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to Section VM-21 of the NAIC Valuation Manual. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reflected as a payable to Thrivent Financial on the statement of assets and liabilities. If additional reserves are required, a receivable from Thrivent Financial is reflected on the statement of assets and liabilities.
Death Claims
Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits.
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the significance of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Level 1:
Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:
Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:
Fair value based on significant value driver inputs that are not observable.
The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES
Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent. No charge for sales distribution expense is deducted from premiums received.
A surrender charge is deducted from the Accumulated Value of the contract to compensate Thrivent if a contract is surrendered in whole or in part. The surrender charge period is 6 years for the 2002 series and 7 years for the 2005 series. The Surrender Charge for the 2002 series starts at 6% and decreases by 1% each subsequent Contract Year. The Surrender Charge for the 2005 series begins at 7% and decreases by 1% each subsequent Contract Year. The surrender charge for the AdvisorFlex VA Series is 2% during the first Contract Year and 1% for the second and third Contract Years. Each premium has its own surrender charge schedule. For purposes of the surrender charge calculation, up to 10% of a contract's accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account. The surrender charge for the Retirement Choice VA Series is 7% during the first two Contract Years and decreases by 1% each subsequent Contract Year and ends after the 7th Contract Year. Each premium is subject to its own surrender charge schedule. For purposes of determining the surrender charge schedule, surrenders are processed in the following order: First, no surrender charge is applied, unless the surrender amount exceeds the greatest of 10% of the Accumulated Value at the time of the first surrender, the Contract's earnings, and any Required Minimum Distributions. This charge is deducted by redeeming units of the subaccounts of the Variable Account.
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.00% — 2.20% of the average daily net assets of the Variable Account for the 2002 and 2005 series depending on the death benefit option of the contract as shown below. For AdvisorFlex VA series, a daily charge equivalent to an annual rate of 0.40% of the average daily net assets of the Variable Account is deducted for mortality and expense charges. A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to annual rate of 0.85% for the 2002 and 2005 series. For the AdvisorFlex VA series, this rate is 0.40%. An administrative charge equivalent to an annual rate of 0.75% is charged for contracts that have the return protection allocation (RPA) benefit.*

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued

Mortality and Expense Risk Charge 2002 Series	Current	Maximum
Basic Death Benefit only	1.00%	1.25%
Maximum Anniversary Death Benefit (MADB)	0.10%	0.10%
Premium Accumulation Death Benefit (PADB)	0.25%	0.25%
Earnings Addition Death Benefit (EADB)	0.20%	0.20%
MADB and PADB	0.30%	0.30%
MADB and EADB	0.25%	0.25%
PADB and EADB	0.40%	0.40%
MADB, PADB and EADB	0.45%	0.45%
Basic Death Benefit & Return Protection Allocation (RPA)	0.75%	0.75%
MADB and RPA	0.85%	0.85%

Mortality and Expense Risk Charge 2005 Series	Current	Maximum
Base Contact Expenses (as a percentage of average daily assets of each subaccount in Years 1-7)	1.25%	1.25%
Base Contact Expenses (as a percentage of average daily assets of each subaccount in Years 8+)	0.90%	1.15%
Optional Benefit Expenses (as a percentage of benenfit base or value)
MADB	0.20%	0.20%
PADB	0.40%	0.40%
EADB	0.25%	0.25%
MADB and PADB	0.50%	0.50%
MADB and EADB	0.35%	0.35%
PADB and EADB	0.55%	0.55%
MADB, PADB and EADB	0.65%	0.65%
Basic Death Benefit & RPA	0.75%	0.75%
MADB and RPA	0.95%	0.95%
GLWB (Guaranteed Lifetime drawal Benefit)	0.55% — 0.95%	1.25%

Mortality and Expense Risk Charge AdvisorFlex VA Series	Current	Maximum
Basic Death Benefit only	0.40%	0.50%
MADB**	0.20%	0.40%

Mortality and Expense Risk Charge Retirement Choice Series	Current	Maximum
Basic Death Benefit only	1.25%	1.25%
MADB	0.25%	0.50%
GLWB	0.30%	2.50%

*The current RPA charge is 0.75% except for the 10 year allocation period in the RP Moderately Conservative Allocation which has a current charge of 0.50%.
** The MADB charge for AdvisorFlex Variable Annuity is deducted quarterly, beginning three months after the Date of Issue.
The MADB charge is deducted from the Fixed Account and the Subaccounts of the Variable Account on a pro rata basis.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued

Fund Facilitation Fees AdvisorFlex Variable Annuity
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for expenses assumed from contracts with non-Thrivent Series Funds. The charge is based on the average daily net assets of the Variable Account.
Subaccount	Current	Maximum
American Funds IS® Global Growth	0.35%	0.40%
American Funds IS® Growth-Income	0.35%	0.40%
American Funds IS® International	0.35%	0.40%
BlackRock Total Return V.I.	0.35%	0.40%
Dimensional VA International Small Portfolio	0.35%	0.40%
Dimensional VA US Targeted Value	0.35%	0.40%
Fidelity VIP Emerging Markets	0.20%	0.40%
Fidelity VIP Intl Capital Appreciation	0.20%	0.40%
Fidelity VIP Value	0.20%	0.40%
Janus Henderson Enterprise	0.20%	0.40%
JHVIT Core Bond Trust	0.10%	0.40%
JHVIT International Equity Index Trust B	0.10%	0.40%
JHVIT Strategic Income Opportunities Trust	0.10%	0.40%
MFS VIT II Blended Research Core Equity	0.10%	0.40%
MFS VIT II Corporate Bond	0.10%	0.40%
MFS VIT II International Intrinsic Value	0.10%	0.40%
MFS VIT II Technology	0.10%	0.40%
MFS VIT III Global Real Estate	0.10%	0.40%
MFS VIT III Mid Cap Value	0.10%	0.40%
MFS VIT Value Series	0.10%	0.40%
PIMCO VIT Emerging Markets Bond	0.35%	0.40%
PIMCO VIT Global Bond Opportunites (Unhedged)	0.35%	0.40%
PIMCO VIT Long-Term U.S. Government	0.35%	0.40%
PIMCO VIT Real Return	0.35%	0.40%
Principal Diversified International	0.35%	0.40%
Principal Government & High Quality Bond	0.35%	0.40%
Principal Small Cap	0.35%	0.40%
Templeton Global Bond VIP	0.20%	0.40%
Vanguard VIF Capital Growth	0.35%	0.40%
Vanguard VIF International	0.35%	0.40%
Vanguard VIF Short-Term Investment-Grade	0.35%	0.40%
Vanguard VIF Small Company Growth	0.35%	0.40%
Vanguard VIF Total Bond Market Index	0.10%	0.40%
Vanguard VIF Total Stock Market Index	0.10%	0.40%
Additionally, during the year ended December 31, 2025, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Thrivent Series Fund.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(4) UNIT ACTIVITY
Transactions (including transfers among subaccounts) for accumulation and death claim units were as follows:
Subaccount	Units Outstanding at January 1, 2024	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2024	Units Issued	Units Redeemed	Units Outstanding at December 31, 2025
American Funds IS® Global Growth Class 1	14,431	65,133		(7,570)	71,994	12,314	(4,616)	79,692
American Funds IS® Global Growth Class 4	3,762,104	2,233,504		(1,173,732)	4,821,876	5,094,158	(4,418,076)	5,497,958
American Funds IS® Growth-Income Class 1	62,822	125,581		(36,312)	152,091	12,393	(19,684)	144,800
American Funds IS® Growth-Income Class 4	2,810,613	1,466,202		(793,834)	3,482,981	5,085,406	(3,759,543)	4,808,844
American Funds IS® International Growth and Income Class 4	684,339	330,327		(185,277)	829,389	1,198,790	(966,577)	1,061,602
American Funds IS® International Class 1	48,470	15,176		(15,995)	47,651	11,636	(11,942)	47,345
American Funds IS® International Class 4	456,850	190,014		(101,139)	545,725	801,089	(679,233)	667,581
BlackRock Total Return V.I. Class I	38,581	25,157		(8,836)	54,902	3,167	(10,384)	47,685
BlackRock Total Return V.I. Class III	9,608,817	5,066,820		(3,216,546)	11,459,091	13,964,670	(12,846,812)	12,576,949
Dimensional VA International Small Portfolio	19,109	31,751		(2,470)	48,390	9,091	(29,860)	27,621
Dimensional VA US Targeted Value	117,597	21,819		(39,732)	99,684	10,945	(14,300)	96,329
Eaton Vance VT Floating- Rate Income Initial Share Class	4,471,113	2,818,339		(1,657,145)	5,632,307	7,321,449	(6,244,442)	6,709,314
Fidelity® VIP Emerging Markets Initial Class	65,628	107,356		(18,776)	154,208	19,920	(30,271)	143,857
Fidelity VIP Emerging Markets Service Class 2	1,730,591	728,223		(502,994)	1,955,820	2,166,575	(2,114,849)	2,007,546
Fidelity VIP Energy Service Class 2	634,633	388,653		(266,315)	756,971	960,608	(853,871)	863,708
Fidelity® VIP International Capital Appreciation Initial Class	47,869	31,574		(36,208)	43,235	5,773	(11,560)	37,448
Fidelity VIP International Capital Appreciation Service Class 2	3,904,135	1,661,119		(868,539)	4,696,715	5,244,670	(4,759,177)	5,182,208
Fidelity® VIP Value Initial Class	41,475	18,186		(12,513)	47,148	9,948	(9,120)	47,976
Fidelity VIP Value Service Class 2	1,787,869	931,519		(614,357)	2,105,031	2,393,536	(2,046,931)	2,451,636
Franklin Small Cap Value VIP Class 2	1,308,760	432,581		(369,038)	1,372,303	1,731,403	(1,478,117)	1,625,589
Goldman Sachs VIT Core Fixed Income Service Shares	6,020,648	2,695,489		(1,277,267)	7,438,870	9,174,628	(8,107,737)	8,505,761
Goldman Sachs VIT Small Cap Equity Insights Service Shares	787,258	540,647		(243,798)	1,084,107	1,354,810	(1,085,129)	1,353,788

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2024	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2024	Units Issued	Units Redeemed	Units Outstanding at December 31, 2025
Janus Henderson Enterprise Institutional Class	55,386	3,432		(17,482)	41,336	2,265	(10,939)	32,662
Janus Henderson VIT Enterprise Service Class	1,876,168	808,804		(540,062)	2,144,910	2,755,555	(2,233,488)	2,666,977
Janus Henderson VIT Forty Service Class	5,038,739	2,258,056		(1,613,186)	5,683,609	7,154,159	(5,993,530)	6,844,238
John Hancock Core Bond Trust Series NAV	70,942	77,148		(8,158)	139,932	9,878	(17,075)	132,735
John Hancock VIT Core Bond Trust Series II	2,685,272	2,387,263		(754,784)	4,317,751	4,818,697	(3,803,390)	5,333,058
John Hancock International Equity Index Trust Series NAV	15,510	7,218		(7,314)	15,414	2,141	(2,754)	14,801
John Hancock International Small Company Trust Series II	232,349	105,688		(69,864)	268,173	443,312	(300,579)	410,906
John Hancock Strategic Income Opportunities Trust Series NAV	55,779	16,451		(22,377)	49,853	12,521	(10,021)	52,353
John Hancock Strategic Income Opportunities Trust Series II	3,124,204	2,069,473		(965,011)	4,228,666	5,037,421	(4,360,701)	4,905,386
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	44,562	123,555		(12,896)	155,221	4,735	(12,909)	147,047
MFS® VIT II - Core Equity Service Class	2,139,801	517,567		(450,260)	2,207,108	2,367,525	(2,291,686)	2,282,947
MFS® VIT III Global Real Estate Service Class	508,506	208,627		(126,183)	590,950	708,259	(623,313)	675,896
MFS® VIT II - MFS® Corporate Bond Initial Class	22,992	31,335		(5,549)	48,778	6,571	(7,310)	48,039
MFS® VIT III - MFS® Global Real Estate Initial Class	7,575	3,043		(3,223)	7,395	2,903	(6,196)	4,102
MFS® VIT II - MFS® International Intrinsic Value Initial Class	18,997	2,711		(963)	20,745	2,751	(1,967)	21,529
MFS® VIT III - MFS® Mid Cap Value Initial Class	37,302	33,603		(17,726)	53,179	4,740	(3,645)	54,274
MFS® VIT III Mid Cap Value Service Class	721,985	275,856		(157,660)	840,181	987,599	(831,309)	996,471
MFS® VIT - New Discovery Series Service Class	1,991,094	670,567		(479,303)	2,182,358	2,494,960	(2,354,949)	2,322,369
MFS® VIT II - MFS® Technology Initial Class	57,067	22,784		(6,423)	73,428	5,776	(11,950)	67,254
MFS® VIT II Technology Service Class	2,799,471	1,987,528		(1,436,883)	3,350,116	4,629,146	(3,673,264)	4,305,998
MFS® VIT - MFS® Value Initial Class	37,167	16,053		(21,128)	32,092	6,742	(13,395)	25,439
MFS® VIT Value Series Service Class	1,253,668	358,961		(287,185)	1,325,444	1,429,954	(1,429,167)	1,326,231

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2024	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2024	Units Issued	Units Redeemed	Units Outstanding at December 31, 2025
PIMCO VIT Emerging Markets Bond Institutional Class	8,825	2,577		(2,794)	8,608	1,792	(1,919)	8,481
PIMCO VIT Emerging Markets Bond Advisor Class	240,526	95,637		(53,911)	282,252	337,663	(294,936)	324,979
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	8,750	7,890		(853)	15,787	731	(1,862)	14,656
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	701,806	398,251		(189,689)	910,368	1,261,276	(970,303)	1,201,341
PIMCO VIT Long-Term U.S. Government Institutional Class	26,798	17,542		(3,894)	40,446	11,462	(14,455)	37,453
PIMCO VIT Long-Term US Government Advisor Class	3,160,396	2,364,213		(1,264,520)	4,260,089	5,206,755	(4,365,546)	5,101,298
PIMCO VIT Real Return Institutional Class	58,447	18,732		(29,507)	47,672	16,957	(15,252)	49,377
PIMCO VIT Real Return Advisor Class	7,133,121	4,118,046		(1,903,384)	9,347,783	10,868,294	(9,776,492)	10,439,585
Principal Capital Appreciation Class 2	1,673,662	1,571,099		(656,479)	2,588,282	2,835,530	(2,226,667)	3,197,145
Principal Diversified International	11,016	2,722		(4,257)	9,481	7,504	(1,115)	15,870
Principal Government & High Quality Bond	33,448	37,084		(7,630)	62,902	5,421	(16,662)	51,661
Principal Small Cap	26,982	12,984		(16,594)	23,372	5,284	(2,323)	26,333
Principal VC Equity Income Class 2	1,932,164	458,642		(435,084)	1,955,722	2,515,620	(2,145,722)	2,325,620
Putnam VT International Value Class 1B	490,503	306,594		(133,046)	664,051	981,625	(792,176)	853,500
Putnam VT Research Class 1B	1,529,438	880,312		(534,819)	1,874,931	2,399,317	(1,851,017)	2,423,231
Templeton Global Bond VIP Class 1	31,820	2,728		(10,707)	23,841	3,562	(10,658)	16,745
Templeton Global Bond VIP Class 2	801,123	420,035		(225,785)	995,373	1,253,105	(1,105,131)	1,143,347
Thrivent Aggressive Allocation	56,870,027	11,825,411		(12,936,427)	55,759,011	30,785,696	(32,752,560)	53,792,147
Thrivent All Cap	3,856,631	1,068,488		(922,342)	4,002,777	2,569,646	(2,515,288)	4,057,135
Thrivent Conservative Allocation	28,049,763	4,643,634		(7,812,835)	24,880,562	9,620,110	(11,831,842)	22,668,830
Thrivent Dynamic Allocation	12,971,439	2,120,165		(3,452,361)	11,639,243	4,194,618	(5,537,650)	10,296,211
Thrivent Emerging Markets Equity	4,287,670	859,744		(1,523,175)	3,624,239	1,328,518	(1,702,862)	3,249,895
Thrivent ESG Index	2,472,753	785,629		(734,567)	2,523,815	1,768,071	(1,872,241)	2,419,645
Thrivent Global Stock	7,517,172	2,159,735	1,918,177	(2,918,395)	8,676,689	3,523,190	(4,321,887)	7,877,992
Thrivent Government Bond	11,408,250	3,894,360		(4,110,021)	11,192,589	6,850,985	(7,382,998)	10,660,576
Thrivent Healthcare	9,062,425	2,049,905		(2,223,666)	8,888,664	6,142,416	(6,592,620)	8,438,460

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2024	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2024	Units Issued	Units Redeemed	Units Outstanding at December 31, 2025
Thrivent High Yield	23,890,508	10,239,231		(6,546,115)	27,583,624	28,070,463	(24,018,597)	31,635,490
Thrivent Income	35,003,062	16,535,707		(9,351,595)	42,187,174	36,200,830	(33,568,822)	44,819,182
Thrivent International Equity	17,016,543	2,519,042		(4,812,387)	14,723,198	3,319,958	(5,199,629)	12,843,527
Thrivent International Index	2,652,195	1,259,259		(734,227)	3,177,227	4,431,713	(3,097,674)	4,511,266
Thrivent Large Cap Growth	33,732,533	14,155,382		(10,885,901)	37,002,014	30,037,393	(28,057,119)	38,982,288
Thrivent Large Cap Index	35,529,246	12,358,202		(10,299,270)	37,588,178	27,897,699	(24,965,799)	40,520,078
Thrivent Large Cap Value	14,470,189	3,300,209		(4,333,830)	13,436,568	9,017,361	(8,493,613)	13,960,316
Thrivent Mid Cap Growth	5,551,395	2,287,826		(1,958,819)	5,880,402	4,686,336	(5,002,321)	5,564,417
Thrivent Mid Cap Index	14,920,389	5,232,192		(4,551,689)	15,600,892	11,338,731	(9,947,819)	16,991,804
Thrivent Mid Cap Stock	18,385,230	6,556,991		(5,129,073)	19,813,148	15,411,531	(15,034,401)	20,190,278
Thrivent Mid Cap Value	2,637,185	627,046		(958,190)	2,306,041	1,573,428	(1,830,173)	2,049,296
Thrivent Moderate Allocation	393,794,691	46,121,168		(94,295,723)	345,620,136	89,601,258	(131,473,501)	303,747,893
Thrivent Moderately Aggressive Allocation	232,727,952	54,013,716		(57,455,186)	229,286,482	125,636,369	(97,316,405)	257,606,446
Thrivent Moderately Conservative Allocation	229,799,698	27,235,133		(68,344,880)	188,689,951	34,263,980	(72,370,603)	150,583,328
Thrivent Money Market	359,226,985	325,215,985		(313,987,873)	370,455,097	331,416,617	(364,530,024)	337,341,690
Thrivent Multisector Bond	10,391,290	2,701,511	2,747,154	(4,416,358)	11,423,597	4,036,477	(5,548,255)	9,911,819
Thrivent Real Estate Securities	4,496,726	864,374		(1,165,649)	4,195,451	1,859,663	(2,076,270)	3,978,844
Thrivent Short-Term Bond	25,635,803	8,399,997		(9,466,792)	24,569,008	16,161,115	(16,930,811)	23,799,312
Thrivent Small Cap Growth	7,392,276	2,283,628		(2,191,031)	7,484,873	5,854,853	(6,166,545)	7,173,181
Thrivent Small Cap Index	15,454,298	5,492,011		(4,741,776)	16,204,533	12,686,152	(11,369,656)	17,521,029
Thrivent Small Cap Stock	11,980,205	4,376,206		(3,683,167)	12,673,244	9,973,629	(9,638,791)	13,008,082
Vanguard® VIF Capital Growth	67,154	29,017		(8,844)	87,327	8,751	(14,732)	81,346
Vanguard® VIF International	99,580	4,727		(38,347)	65,960	12,500	(11,222)	67,238
Vanguard® VIF Short-Term Investment-Grade	99,751	54,909		(32,411)	122,249	10,694	(20,267)	112,676
Vanguard® VIF Small Company Growth	25,502	952		(4,495)	21,959	472	(1,948)	20,483
Vanguard® VIF Total Bond Market Index	509,933	196,032		(235,818)	470,147	52,572	(77,688)	445,031
Vanguard® VIF Total Stock Market Index	323,090	76,090		(111,413)	287,767	19,445	(41,305)	265,907
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2025 were as follows:
Subaccount	Purchases	Sales
American Funds IS® Global Growth Class 1	$508,465	$113,767
American Funds IS® Global Growth Class 4	25,765,960	5,478,323
American Funds IS® Growth-Income Class 1	976,181	522,998
American Funds IS® Growth-Income Class 4	42,399,244	4,207,182
American Funds IS® International Growth and Income Class 4	5,486,106	1,883,826
American Funds IS® International Class 1	154,786	147,244

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued

Subaccount	Purchases	Sales
American Funds IS® International Class 4	2,211,250	777,980
BlackRock Total Return V.I. Class I	54,779	111,315
BlackRock Total Return V.I. Class III	24,400,474	11,203,883
Dimensional VA International Small Portfolio	164,725	459,351
Dimensional VA US Targeted Value	386,834	279,479
Eaton Vance VT Floating-Rate Income Initial Share Class	24,922,241	7,512,639
Fidelity® VIP Emerging Markets Initial Class	362,969	505,145
Fidelity VIP Emerging Markets Service Class 2	5,343,266	4,459,338
Fidelity VIP Energy Service Class 2	6,367,921	3,329,169
Fidelity® VIP International Capital Appreciation Initial Class	119,719	232,999
Fidelity VIP International Capital Appreciation Service Class 2	16,258,875	8,901,017
Fidelity® VIP Value Initial Class	293,318	185,492
Fidelity VIP Value Service Class 2	14,928,332	3,781,315
Franklin Small Cap Value VIP Class 2	8,336,043	1,948,052
Goldman Sachs VIT Core Fixed Income Service Shares	18,075,091	6,860,272
Goldman Sachs VIT Small Cap Equity Insights Service Shares	8,696,855	2,358,930
Janus Henderson Enterprise Institutional Class	107,308	246,314
Janus Henderson VIT Enterprise Service Class	12,616,116	1,269,866
Janus Henderson VIT Forty Service Class	41,963,720	7,221,606
John Hancock Core Bond Trust Series NAV	161,021	181,364
John Hancock VIT Core Bond Trust Series II	14,175,212	3,770,424
John Hancock International Equity Index Trust Series NAV	38,678	42,813
John Hancock International Small Company Trust Series II	3,308,352	718,150
John Hancock Strategic Income Opportunities Trust Series NAV	193,419	117,989
John Hancock Strategic Income Opportunities Trust Series II	15,493,016	4,968,106
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	862,871	337,060
MFS® VIT II - Core Equity Service Class	8,853,651	3,712,184
MFS® VIT III Global Real Estate Service Class	1,503,839	544,721
MFS® VIT II - MFS® Corporate Bond Initial Class	101,688	86,359
MFS® VIT III - MFS® Global Real Estate Initial Class	39,297	80,596
MFS® VIT II - MFS® International Intrinsic Value Initial Class	75,390	35,749
MFS® VIT III - MFS® Mid Cap Value Initial Class	184,978	66,281
MFS® VIT III Mid Cap Value Service Class	5,104,267	805,684
MFS® VIT - New Discovery Series Service Class	3,283,012	2,198,004
MFS® VIT II - MFS® Technology Initial Class	489,920	418,513
MFS® VIT II Technology Service Class	30,531,892	4,079,932
MFS® VIT - MFS® Value Initial Class	167,695	249,608
MFS® VIT Value Series Service Class	4,171,333	2,375,519
PIMCO VIT Emerging Markets Bond Institutional Class	27,635	23,141
PIMCO VIT Emerging Markets Bond Advisor Class	1,143,806	506,894
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	14,707	19,955
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	4,295,147	1,074,333
PIMCO VIT Long-Term U.S. Government Institutional Class	108,271	129,589

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued

Subaccount	Purchases	Sales
PIMCO VIT Long-Term US Government Advisor Class	8,714,793	2,975,404
PIMCO VIT Real Return Institutional Class	221,738	183,554
PIMCO VIT Real Return Advisor Class	23,797,443	10,664,526
Principal Capital Appreciation Class 2	20,781,810	4,451,499
Principal Diversified International	131,987	19,016
Principal Government & High Quality Bond	67,507	163,936
Principal Small Cap	102,279	33,411
Principal VC Equity Income Class 2	13,237,728	2,938,538
Putnam VT International Value Class 1B	6,888,572	3,298,832
Putnam VT Research Class 1B	16,889,216	4,074,756
Templeton Global Bond VIP Class 1	29,660	91,434
Templeton Global Bond VIP Class 2	2,246,948	1,080,048
Thrivent Aggressive Allocation	283,973,541	263,694,231
Thrivent All Cap	26,416,830	32,495,214
Thrivent Conservative Allocation	73,739,194	121,946,277
Thrivent Dynamic Allocation	43,155,578	68,695,562
Thrivent Emerging Markets Equity	11,582,284	16,456,294
Thrivent ESG Index	8,756,251	11,093,162
Thrivent Global Stock	48,656,561	55,531,431
Thrivent Government Bond	31,431,862	37,656,114
Thrivent Healthcare	22,245,459	50,705,671
Thrivent High Yield	121,315,263	65,118,506
Thrivent Income	119,771,153	90,840,166
Thrivent International Equity	27,927,256	53,720,208
Thrivent International Index	35,898,640	14,018,572
Thrivent Large Cap Growth	299,282,715	295,503,604
Thrivent Large Cap Index	248,498,369	253,422,759
Thrivent Large Cap Value	135,366,212	86,677,519
Thrivent Mid Cap Growth	15,153,922	21,084,689
Thrivent Mid Cap Index	104,342,415	96,305,577
Thrivent Mid Cap Stock	130,106,180	111,815,882
Thrivent Mid Cap Value	10,801,908	12,769,807
Thrivent Moderate Allocation	1,248,708,582	1,712,114,173
Thrivent Moderately Aggressive Allocation	1,479,085,112	1,024,524,670
Thrivent Moderately Conservative Allocation	409,653,851	901,380,034
Thrivent Money Market	199,872,855	224,217,787
Thrivent Multisector Bond	30,040,359	49,967,972
Thrivent Real Estate Securities	20,489,872	22,887,853
Thrivent Short-Term Bond	64,743,115	70,427,405
Thrivent Small Cap Growth	18,657,703	27,033,718
Thrivent Small Cap Index	97,626,552	88,603,080
Thrivent Small Cap Stock	75,801,613	75,971,381
Vanguard® VIF Capital Growth	305,593	361,780
Vanguard® VIF International	281,771	195,324
Vanguard® VIF Short-Term Investment-Grade	177,195	237,807
Vanguard® VIF Small Company Growth	35,487	35,393

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued

Subaccount	Purchases	Sales
Vanguard® VIF Total Bond Market Index	639,741	764,466
Vanguard® VIF Total Stock Market Index	955,215	1,089,671
(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2025, except as indicated in Note 1, follows:
Subaccount	2025	2024	2023	2022	2021
American Funds IS® Global Growth Class 1
Units (a)	79,692	71,994	14,431	17,240	36,233
Unit value	$25.34	$20.93	$18.51	$15.17	$20.26
Net assets	$2,019,601	$1,507,097	$267,421	$261,836	$734,318
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.69%	2.61%	1.08%	0.67%	0.58%
Total return (d)	21.06%	13.08%	21.99%	(25.10) %	15.85%
American Funds IS® Global Growth Class 4
Units (a)	5,497,958	4,821,876	3,762,104	3,226,559	2,001,793
Unit value	$17.43-$17.14	$14.50-$14.31	$12.91-$12.78	$10.66-$10.58	$14.33-$14.27
Net assets	$94,248,866	$68,977,521	$48,065,408	$34,131,006	$28,557,768
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	1.28%	1.45%	0.74%	0.50%	0.19%
Total return (d)	19.83 - 20.19%	11.97 - 12.31%	20.78 - 21.14%	(25.85) - (25.63) %	14.69 - 15.04%
American Funds IS® Growth-Income Class 1
Units (a)	144,800	152,091	62,822	62,586	69,963
Unit value	$28.82	$24.53	$19.84	$15.81	$19.03
Net assets	$4,172,464	$3,730,354	$1,246,608	$989,395	$1,331,148
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.16%	2.04%	1.63%	1.54%	1.51%
Total return (d)	17.48%	23.60%	25.52%	(16.91) %	23.49%
American Funds IS® Growth-Income Class 4
Units (a)	4,808,844	3,482,981	2,810,613	2,343,154	1,263,016
Unit value	$21.17-$20.82	$18.15-$17.90	$14.78-$14.63	$11.86-$11.77	$14.38-$14.31
Net assets	$100,129,936	$62,353,993	$41,119,381	$27,586,033	$18,076,077
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.81%	1.00%	1.27%	1.31%	1.16%
Total return (d)	16.31 - 16.66%	22.37 - 22.74%	24.27 - 24.64%	(17.74) - (17.49) %	22.26 - 22.63%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
American Funds IS® International Growth and Income Class 4
Units (a)	1,061,602	829,389	684,339	542,731	335,829
Unit value	$16.94-$16.66	$12.66-$12.49	$12.40-$12.27	$10.82-$10.74	$12.93-$12.87
Net assets	$17,690,886	$10,359,486	$8,395,304	$5,828,889	$4,323,192
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	2.64%	2.48%	2.59%	3.37%	4.11%
Total return (d)	33.42 - 33.82%	1.82 - 2.12%	14.23 - 14.57%	(16.57) - (16.32) %	3.79 - 4.10%
American Funds IS® International Class 1
Units (a)	47,345	47,651	48,470	48,959	43,709
Unit value	$15.35	$12.18	$11.87	$10.30	$13.06
Net assets	$726,979	$580,257	$575,178	$504,085	$570,837
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.69%	1.45%	1.57%	2.07%	2.10%
Total return (d)	26.09%	2.62%	15.25%	(21.16) %	(1.97) %
American Funds IS® International Class 4
Units (a)	667,581	545,725	456,850	407,702	252,971
Unit value	$14.22-$13.98	$11.36-$11.20	$11.14-$11.02	$9.73-$9.66	$12.44-$12.38
Net assets	$9,336,088	$6,113,535	$5,035,301	$3,937,410	$3,132,211
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	1.29%	1.04%	1.16%	1.78%	3.34%
Total return (d)	24.84 - 25.21%	1.64 - 1.95%	14.13 - 14.47%	(22.00) - (21.77) %	(2.93) - (2.64) %
BlackRock Total Return V.I. Class I
Units (a)	47,685	54,902	38,581	14,841	14,684
Unit value	$11.05	$10.31	$10.24	$9.75	$11.43
Net assets	$524,475	$563,816	$393,977	$144,379	$167,772
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	4.37%	4.31%	3.63%	2.21%	1.82%
Total return (d)	7.19%	0.62%	5.04%	(14.69) %	(2.17) %
BlackRock Total Return V.I. Class III
Units (a)	12,576,949	11,459,091	9,608,817	7,742,673	4,819,795
Unit value	$9.43-$9.28	$8.85-$8.73	$8.83-$8.74	$8.46-$8.39	$9.96-$9.91
Net assets	$116,147,492	$99,675,663	$83,725,566	$64,807,476	$47,740,662
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	3.99%	3.98%	3.51%	1.90%	1.23%
Total return (d)	6.27 - 6.59%	(0.13) - 0.17%	4.11 - 4.42%	(15.33) - (15.08) %	(2.92) - (2.62) %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Dimensional VA International Small Portfolio
Units (a)	27,621	48,390	19,109	18,064	25,610
Unit value	$17.49	$12.86	$12.49	$11.02	$13.49
Net assets	$483,135	$622,527	$238,590	$199,138	$345,392
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.68%	5.18%	3.24%	2.25%	2.61%
Total return (d)	35.96%	3.04%	13.26%	(18.26) %	13.71%
Dimensional VA US Targeted Value
Units (a)	96,329	99,684	117,597	54,421	182,156
Unit value	$20.94	$19.37	$18.05	$15.15	$15.93
Net assets	$2,017,538	$1,931,021	$2,122,543	$824,549	$2,902,558
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.83%	1.27%	2.36%	0.55%	2.15%
Total return (d)	8.13%	7.32%	19.14%	(4.93) %	38.64%
Eaton Vance VT Floating- Rate Income Initial Share Class
Units (a)	6,709,314	5,632,307	4,471,113	3,503,395	1,323,842
Unit value	$12.66-$12.46	$12.30-$12.13	$11.53-$11.41	$10.47-$10.39	$10.86-$10.81
Net assets	$83,578,112	$68,339,105	$51,018,053	$36,395,320	$14,317,533
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	6.70%	7.68%	8.22%	4.96%	2.85%
Total return (d)	2.66 - 2.97%	6.33 - 6.65%	9.83 - 10.16%	(3.94) - (3.65)%	2.31 - 2.62%
Fidelity® VIP Emerging Markets Initial Class
Units (a)	143,857	154,208	65,628	61,853	64,683
Unit value	$20.84	$14.85	$13.58	$12.45	$15.68
Net assets	$2,995,694	$2,287,988	$889,269	$768,760	$1,012,454
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	1.90%	2.42%	2.30%	1.66%	2.06%
Total return (d)	40.36%	9.37%	9.01%	(20.59) %	(2.83) %
Fidelity VIP Emerging Markets Service Class 2
Units (a)	2,007,546	1,955,820	1,730,591	1,526,181	937,607
Unit value	$17.10-$16.82	$12.26-$12.10	$11.29-$11.17	$10.40-$10.33	$13.19-$13.13
Net assets	$33,767,698	$23,659,824	$19,324,866	$15,760,125	$12,312,593
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	1.39%	1.28%	2.15%	1.88%	3.15%
Total return (d)	39.04 - 39.46%	8.33 - 8.66%	8.13 - 8.46%	(21.36) - (21.12) %	(3.62) - (3.33) %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Fidelity VIP Energy Service Class 2
Units (a)	863,708	756,971	634,633	554,193	193,497
Unit value	$29.99-$29.50	$27.44-$27.07	$26.63-$26.35	$26.70-$26.50	$16.55-$16.47
Net assets	$25,479,006	$20,491,101	$16,724,953	$14,685,402	$3,187,690
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	2.02%	2.16%	2.47%	2.78%	2.85%
Total return (d)	8.97 - 9.30%	2.72 - 3.03%	(0.55) - (0.25) %	60.85 - 61.33%	52.91 - 53.37%
Fidelity® VIP International Capital Appreciation Initial Class
Units (a)	37,448	43,235	47,869	43,259	43,837
Unit value	$20.64	$17.49	$16.27	$12.84	$17.54
Net assets	$772,908	$756,338	$778,698	$555,236	$769,052
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.93%	0.85%	0.43%	0.30%	0.00%
Total return (d)	17.98%	7.54%	26.74%	(26.84) %	11.67%
Fidelity VIP International Capital Appreciation Service Class 2
Units (a)	5,182,208	4,696,715	3,904,135	3,252,152	1,705,920
Unit value	$15.71-$15.45	$13.40-$13.22	$12.54-$12.41	$9.95-$9.88	$13.68-$13.62
Net assets	$80,086,319	$62,095,473	$48,433,953	$32,121,161	$23,235,598
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.84%	0.65%	0.17%	0.11%	0.00%
Total return (d)	16.89 - 17.24%	6.57 - 6.89%	25.60 - 25.98%	(27.48) - (27.27) %	10.72 - 11.05%
Fidelity® VIP Value Initial Class
Units (a)	47,976	47,148	41,475	94,106	36,332
Unit value	$23.04	$20.84	$18.82	$15.81	$16.59
Net assets	$1,105,383	$982,465	$780,699	$1,487,636	$602,568
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	1.45%	1.31%	0.86%	2.35%	1.86%
Total return (d)	10.57%	10.70%	19.07%	(4.68) %	29.38%
Fidelity VIP Value Service Class 2
Units (a)	2,451,636	2,105,031	1,787,869	1,326,147	517,398
Unit value	$22.89-$22.52	$20.83-$20.55	$18.93-$18.74	$16.00-$15.88	$16.88-$16.80
Net assets	$55,210,483	$43,263,053	$33,497,468	$21,058,086	$8,691,844
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	1.37%	1.28%	1.25%	1.69%	2.17%
Total return (d)	9.57 - 9.90%	9.69 - 10.03%	17.99 - 18.34%	(5.48) - (5.19)%	28.11 - 28.49%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Franklin Small Cap Value VIP Class 2
Units (a)	1,625,589	1,372,303	1,308,760	1,061,353	627,010
Unit value	$18.70-$18.39	$17.54-$17.30	$15.85-$15.68	$14.19-$14.08	$15.93-$15.86
Net assets	$29,900,734	$23,740,186	$20,525,471	$14,948,896	$9,942,902
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	1.11%	0.91%	0.53%	0.97%	0.97%
Total return (d)	6.32 - 6.64%	10.31 - 10.64%	11.35 - 11.68%	(11.18) - (10.91) %	23.81 - 24.18%
Goldman Sachs VIT Core Fixed Income Service Shares
Units (a)	8,505,761	7,438,870	6,020,648	4,532,435	2,902,428
Unit value	$9.32-$9.17	$8.77-$8.65	$8.77-$8.68	$8.37-$8.31	$9.86-$9.81
Net assets	$77,972,495	$64,342,075	$52,269,954	$37,648,278	$28,477,292
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	3.64%	3.69%	2.87%	1.48%	1.08%
Total return (d)	5.98 - 6.30%	(0.37) - (0.07) %	4.52 - 4.83%	(15.34) - (15.09) %	(3.44) - (3.15) %
Goldman Sachs VIT Small Cap Equity Insights Service Shares
Units (a)	1,353,788	1,084,107	787,258	639,976	324,002
Unit value	$19.89-$19.56	$17.34-$17.10	$14.73-$14.58	$12.50-$12.41	$15.70-$15.63
Net assets	$26,482,312	$18,540,955	$11,475,176	$7,940,373	$5,064,960
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.56%	0.89%	0.89%	0.12%	0.39%
Total return (d)	14.38 - 14.72%	17.33 - 17.69%	17.48 - 17.83%	(20.63) - (20.39) %	21.96 - 22.33%
Janus Henderson Enterprise Institutional Class
Units (a)	32,662	41,336	55,386	63,380	64,866
Unit value	$24.64	$23.02	$20.04	$17.07	$20.43
Net assets	$804,798	$951,661	$1,109,679	$1,081,931	$1,325,200
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.32%	0.73%	0.15%	0.40%	0.39%
Total return (d)	7.03%	14.91%	17.37%	(16.44) %	16.13%
Janus Henderson VIT Enterprise Service Class
Units (a)	2,666,977	2,144,910	1,876,168	1,247,398	752,121
Unit value	$17.34-$17.06	$16.30-$16.08	$14.27-$14.12	$12.23-$12.14	$14.73-$14.66
Net assets	$45,496,563	$34,493,104	$26,494,449	$15,144,164	$11,026,674
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.18%	0.62%	0.11%	0.26%	0.22%
Total return (d)	6.08 - 6.40%	13.88 - 14.22%	16.32 - 16.67%	(17.19) - (16.94) %	15.09 - 15.44%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Janus Henderson VIT Forty Service Class
Units (a)	6,844,238	5,683,609	5,038,739	4,431,383	2,269,317
Unit value	$20.43-$20.09	$17.50-$17.26	$13.79-$13.64	$9.97-$9.89	$15.18-$15.11
Net assets	$137,531,122	$98,119,813	$68,745,903	$43,835,296	$34,298,617
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.26%	0.01%	0.13%	0.06%	0.48%
Total return (d)	16.40 - 16.75%	26.53 - 26.92%	37.92 - 38.34%	(34.55) - (34.35) %	21.08 - 21.44%
John Hancock Core Bond Trust Series NAV
Units (a)	132,735	139,932	70,942	79,295	85,822
Unit value	$11.06	$10.39	$10.28	$9.76	$11.35
Net assets	$1,468,299	$1,453,497	$729,398	$773,802	$974,407
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	4.27%	3.87%	2.99%	2.09%	2.18%
Total return (d)	6.50%	1.03%	5.36%	(14.05) %	(2.48) %
John Hancock VIT Core Bond Trust Series II
Units (a)	5,333,058	4,317,751	2,685,272	1,870,005	1,168,969
Unit value	$9.31-$9.15	$8.80-$8.68	$8.78-$8.68	$8.39-$8.33	$9.83-$9.78
Net assets	$48,813,111	$37,480,807	$23,321,148	$15,571,314	$11,435,576
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	4.36%	3.59%	3.21%	2.36%	2.24%
Total return (d)	5.44 - 5.76%	(0.05) - 0.25%	4.30 - 4.61%	(14.88) - (14.63) %	(3.44) - (3.15) %
John Hancock International Equity Index Trust Series NAV
Units (a)	14,801	15,414	15,510	13,659	21,173
Unit value	$17.77	$13.47	$12.91	$11.24	$13.48
Net assets	$263,071	$207,692	$200,233	$153,542	$285,310
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	2.19%	1.36%	2.69%	3.51%	3.77%
Total return (d)	31.91%	4.37%	14.84%	(16.58) %	7.06%
John Hancock International Small Company Trust Series II
Units (a)	410,906	268,173	232,349	188,394	116,295
Unit value	$17.71-$17.42	$13.28-$13.10	$13.04-$12.90	$11.61-$11.53	$14.36-$14.30
Net assets	$7,159,104	$3,513,030	$2,997,954	$2,171,729	$1,662,478
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	2.35%	2.56%	1.93%	2.09%	1.53%
Total return (d)	33.00 - 33.40%	1.53 - 1.83%	11.93 - 12.27%	(19.36) - (19.12) %	12.06 - 12.39%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
John Hancock Strategic Income Opportunities Trust Series NAV
Units (a)	52,353	49,853	55,779	58,517	48,004
Unit value	$12.12	$11.33	$11.04	$10.32	$11.53
Net assets	$634,626	$564,947	$615,821	$603,798	$553,411
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	8.09%	2.56%	3.57%	3.69%	3.14%
Total return (d)	6.97%	2.64%	7.00%	(10.50) %	0.45%
John Hancock Strategic Income Opportunities Trust Series II
Units (a)	4,905,386	4,228,666	3,124,204	2,472,169	1,500,673
Unit value	$11.02-$10.84	$10.37-$10.23	$10.18-$10.07	$9.58-$9.51	$10.78-$10.73
Net assets	$53,151,364	$43,271,298	$31,458,161	$23,504,782	$16,106,225
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	8.27%	2.59%	3.56%	3.83%	4.71%
Total return (d)	5.89 - 6.21%	1.63 - 1.93%	5.90 - 6.22%	(11.41) - (11.15) %	(0.55) - (0.25) %
MFS® VIT II - MFS® Blended Research Core Equity Initial Class
Units (a)	147,047	155,221	44,562	64,115	13,871
Unit value	$29.83	$25.83	$20.68	$16.17	$19.35
Net assets	$4,386,968	$4,008,664	$921,608	$1,036,857	$268,398
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.03%	1.04%	1.20%	1.42%	1.29%
Total return (d)	15.52%	24.87%	27.89%	(16.42) %	28.88%
MFS® VIT II - Core Equity Service Class
Units (a)	2,282,947	2,207,108	2,139,801	1,766,367	822,895
Unit value	$19.66-$19.34	$17.69-$17.45	$14.90-$14.74	$12.25-$12.16	$14.99-$14.92
Net assets	$44,157,121	$38,519,127	$31,548,809	$21,474,787	$12,276,626
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.23%	0.39%	0.33%	0.10%	0.33%
Total return (d)	10.83 - 11.16%	18.37 - 18.73%	21.27 - 21.64%	(18.51) - (18.26) %	23.50 - 23.87%
MFS® VIT III Global Real Estate Service Class
Units (a)	675,896	590,950	508,506	391,182	186,083
Unit value	$11.66-$11.47	$11.40-$11.24	$11.85-$11.73	$10.76-$10.68	$14.91-$14.84
Net assets	$7,753,313	$6,645,143	$5,964,960	$4,178,162	$2,762,005
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	1.19%	1.47%	0.49%	1.30%	1.28%
Total return (d)	2.01 - 2.32%	(4.14) - (3.85) %	9.83 - 10.15%	(28.04) - (27.82) %	28.26 - 28.64%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
MFS® VIT II - MFS® Corporate Bond Initial Class
Units (a)	48,039	48,778	22,992	22,205	25,791
Unit value	$12.01	$11.22	$10.95	$10.09	$12.12
Net assets	$577,054	$547,472	$251,803	$223,992	$312,601
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	4.95%	3.39%	3.98%	3.32%	2.61%
Total return (d)	7.03%	2.48%	8.57%	(16.77) %	(1.89) %
MFS® VIT III - MFS® Global Real Estate Initial Class
Units (a)	4,102	7,395	7,575	10,016	10,457
Unit value	$13.55	$13.15	$13.58	$12.25	$16.85
Net assets	$55,566	$97,257	$102,896	$122,674	$176,175
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.29%	1.96%	0.86%	1.67%	1.52%
Total return (d)	3.01%	(3.18) %	10.90%	(27.30) %	29.48%
MFS® VIT II - MFS® International Intrinsic Value Initial Class
Units (a)	21,529	20,745	18,997	23,598	28,298
Unit value	$20.48	$15.45	$14.48	$12.37	$16.26
Net assets	$440,996	$320,487	$275,037	$291,828	$460,103
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.55%	1.40%	0.68%	0.76%	0.35%
Total return (d)	32.59%	6.71%	17.07%	(23.94) %	10.00%
MFS® VIT III - MFS® Mid Cap Value Initial Class
Units (a)	54,274	53,179	37,302	51,261	111,218
Unit value	$20.12	$19.08	$16.86	$15.03	$16.56
Net assets	$1,091,837	$1,014,529	$628,780	$770,374	$1,841,588
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.04%	1.22%	1.54%	1.27%	1.43%
Total return (d)	5.45%	13.18%	12.17%	(9.24) %	30.33%
MFS® VIT III Mid Cap Value Service Class
Units (a)	996,471	840,181	721,985	552,925	311,929
Unit value	$19.08-$18.77	$18.22-$17.97	$16.20-$16.03	$14.56-$14.45	$16.15-$16.08
Net assets	$18,705,869	$15,101,661	$11,576,906	$7,987,876	$5,014,460
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.88%	1.01%	1.61%	0.87%	0.87%
Total return (d)	4.44 - 4.75%	12.10 - 12.43%	10.99 - 11.33%	(10.13) - (9.86) %	28.98 - 29.37%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
MFS® VIT - New Discovery Series Service Class
Units (a)	2,322,369	2,182,358	1,991,094	1,651,956	926,447
Unit value	$12.79-$12.58	$11.47-$11.32	$10.88-$10.77	$9.62-$9.55	$13.87-$13.81
Net assets	$29,225,403	$24,706,078	$21,446,506	$15,769,052	$12,791,561
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d)	11.16 - 11.49%	5.10 - 5.42%	12.84 - 13.18%	(30.86) - (30.66) %	0.31 - 0.61%
MFS® VIT II - MFS® Technology Initial Class
Units (a)	67,254	73,428	57,067	51,337	56,216
Unit value	$40.33	$34.77	$25.55	$16.65	$26.02
Net assets	$2,712,679	$2,553,456	$1,457,965	$854,634	$1,462,707
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d)	15.99%	36.11%	53.47%	(36.02) %	13.12%
MFS® VIT II Technology Service Class
Units (a)	4,305,998	3,350,116	2,799,471	2,411,545	1,291,379
Unit value	$20.97-$20.63	$18.21-$17.97	$13.47-$13.33	$8.84-$8.78	$13.92-$13.86
Net assets	$88,835,592	$60,188,048	$37,328,008	$21,166,767	$17,892,235
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d)	14.83 - 15.18%	34.74 - 35.15%	51.91 - 52.37%	(36.65) - (36.46) %	12.02 - 12.36%
MFS® VIT - MFS® Value Initial Class
Units (a)	25,439	32,092	37,167	49,653	40,414
Unit value	$20.06	$17.84	$16.06	$14.96	$15.97
Net assets	$510,218	$572,393	$596,938	$742,558	$645,557
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.50%	1.44%	1.73%	1.53%	1.48%
Total return (d)	12.45%	11.05%	7.40%	(6.38) %	24.83%
MFS® VIT Value Series Service Class
Units (a)	1,326,231	1,325,444	1,253,668	1,003,893	520,766
Unit value	$17.95-$17.66	$16.07-$15.85	$14.57-$14.42	$13.67-$13.56	$14.70-$14.63
Net assets	$23,415,252	$21,013,042	$18,074,915	$13,615,941	$7,619,987
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	1.42%	1.43%	1.48%	1.31%	1.35%
Total return (d)	11.37 - 11.70%	9.96 - 10.29%	6.30 - 6.62%	(7.31) - (7.03)%	23.60 - 23.97%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
PIMCO VIT Emerging Markets Bond Institutional Class
Units (a)	8,481	8,608	8,825	9,558	14,295
Unit value	$12.96	$11.34	$10.61	$9.60	$11.46
Net assets	$109,893	$97,588	$93,609	$91,789	$163,853
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	7.06%	6.59%	5.85%	4.93%	4.64%
Total return (d)	14.29%	6.88%	10.45%	(16.21) %	(3.14) %
PIMCO VIT Emerging Markets Bond Advisor Class
Units (a)	324,979	282,252	240,526	192,987	139,447
Unit value	$11.66-$11.47	$10.25-$10.11	$9.63-$9.53	$8.76-$8.69	$10.50-$10.45
Net assets	$3,726,824	$2,853,330	$2,292,133	$1,677,560	$1,457,694
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	6.79%	6.25%	5.63%	4.76%	4.42%
Total return (d)	13.44 - 13.78%	6.08 - 6.40%	9.63 - 9.96%	(16.85) - (16.60) %	(3.87) - (3.58) %
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class
Units (a)	14,656	15,787	8,750	18,538	7,199
Unit value	$11.06	$9.87	$9.98	$9.53	$10.78
Net assets	$162,058	$155,751	$87,284	$176,749	$77,574
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	4.68%	3.70%	2.31%	1.68%	5.12%
Total return (d)	12.08%	(1.10) %	4.63%	(11.54) %	(4.73) %
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class
Units (a)	1,201,341	910,368	701,806	593,357	389,840
Unit value	$10.45-$10.28	$9.36-$9.24	$9.51-$9.41	$9.13-$9.06	$10.37-$10.32
Net assets	$12,346,997	$8,410,613	$6,605,477	$5,377,562	$4,023,891
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	4.44%	3.34%	2.16%	1.41%	4.61%
Total return (d)	11.24 - 11.58%	(1.84) - (1.55) %	3.85 - 4.16%	(12.20) - (11.93) %	(5.44) - (5.16) %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
PIMCO VIT Long-Term U.S. Government Institutional Class
Units (a)	37,453	40,446	26,798	36,958	41,816
Unit value	$8.92	$8.44	$9.04	$8.74	$12.37
Net assets	$334,100	$341,489	$242,216	$323,162	$517,164
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	3.42%	2.89%	2.52%	2.18%	1.77%
Total return (d)	5.65%	(6.58) %	3.36%	(29.30) %	(5.35) %
PIMCO VIT Long-Term US Government Advisor Class
Units (a)	5,101,298	4,260,089	3,160,396	2,191,689	1,444,284
Unit value	$6.45-$6.35	$6.13-$6.05	$6.60-$6.53	$6.41-$6.36	$9.11-$9.07
Net assets	$32,377,874	$25,783,814	$20,630,010	$13,944,752	$13,095,499
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	3.17%	2.54%	2.28%	1.96%	1.44%
Total return (d)	4.87 - 5.18%	(7.28) - (7.00) %	2.59 - 2.90%	(29.83) - (29.62) %	(6.06) - (5.78) %
PIMCO VIT Real Return Institutional Class
Units (a)	49,377	47,672	58,447	155,555	18,139
Unit value	$12.23	$11.41	$11.24	$10.91	$12.45
Net assets	$603,875	$543,852	$656,832	$1,696,370	$225,905
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	3.52%	2.86%	3.21%	4.63%	5.13%
Total return (d)	7.20%	1.51%	3.05%	(12.43) %	4.95%
PIMCO VIT Real Return Advisor Class
Units (a)	10,439,585	9,347,783	7,133,121	5,347,956	2,632,206
Unit value	$10.57-$10.40	$9.91-$9.77	$9.80-$9.70	$9.55-$9.48	$10.96-$10.91
Net assets	$108,557,051	$91,353,844	$69,189,792	$50,715,595	$28,718,691
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	3.23%	2.43%	2.92%	6.60%	5.20%
Total return (d)	6.40 - 6.72%	0.75 - 1.06%	2.28 - 2.59%	(13.08) - (12.82) %	4.17 - 4.48%
Principal Capital Appreciation Class 2
Units (a)	3,197,145	2,588,282	1,673,662	1,082,627	512,562
Unit value	$21.99-$21.63	$19.60-$19.34	$15.77-$15.60	$12.75-$12.65	$15.44-$15.37
Net assets	$69,142,195	$50,060,831	$26,112,913	$13,699,325	$7,876,327
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.36%	0.54%	0.74%	0.71%	0.87%
Total return (d)	11.81 - 12.15%	23.96 - 24.34%	23.30 - 23.67%	(17.65) - (17.41) %	25.91 - 26.29%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Principal Diversified International
Units (a)	15,870	9,481	11,016	24,547	21,415
Unit value	$17.55	$13.36	$12.86	$11.03	$13.89
Net assets	$278,553	$126,676	$141,633	$270,723	$297,456
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.40%	3.37%	1.01%	2.82%	1.15%
Total return (d)	31.37%	3.92%	16.57%	(20.60) %	8.93%
Principal Government & High Quality Bond
Units (a)	51,661	62,902	33,448	56,764	39,874
Unit value	$10.32	$9.63	$9.65	$9.29	$10.61
Net assets	$533,042	$606,011	$322,684	$527,292	$423,127
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	3.49%	3.21%	2.26%	1.52%	2.19%
Total return (d)	7.10%	(0.14) %	3.86%	(12.46) %	(2.06) %
Principal Small Cap
Units (a)	26,333	23,372	26,982	34,316	27,243
Unit value	$19.44	$17.02	$16.03	$13.98	$17.74
Net assets	$511,912	$397,719	$432,381	$479,568	$483,308
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.35%	0.36%	0.31%	0.07%	0.34%
Total return (d)	14.24%	6.19%	14.67%	(21.22) %	19.23%
Principal VC Equity Income Class 2
Units (a)	2,325,620	1,955,722	1,932,164	1,625,185	1,021,935
Unit value	$18.99-$18.68	$16.64-$16.41	$14.58-$14.42	$13.27-$13.17	$15.00-$14.93
Net assets	$43,444,020	$32,098,039	$27,870,171	$21,398,270	$15,259,817
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	1.71%	1.83%	2.00%	1.89%	2.30%
Total return (d)	13.82 - 14.16%	13.78 - 14.13%	9.55 - 9.88%	(11.82) - (11.56) %	20.63 - 20.99%
Putnam VT International Value Class 1B
Units (a)	853,500	664,051	490,503	332,683	142,273
Unit value	$21.02-$20.68	$15.76-$15.54	$15.12-$14.96	$12.86-$12.76	$13.93-$13.87
Net assets	$17,646,403	$10,322,471	$7,338,798	$4,246,652	$1,973,232
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	1.10%	2.20%	1.24%	1.63%	1.19%
Total return (d)	33.01 - 33.40%	3.90 - 4.21%	17.21 - 17.56%	(7.96) - (7.69)%	13.51 - 13.85%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Putnam VT Research Class 1B
Units (a)	2,423,231	1,874,931	1,529,438	1,211,864	711,477
Unit value	$22.81-$22.43	$19.53-$19.27	$15.62-$15.45	$12.23-$12.14	$14.93-$14.86
Net assets	$54,357,414	$36,127,256	$23,633,407	$14,714,475	$10,574,866
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.53%	0.36%	0.76%	0.50%	0.06%
Total return (d)	16.42 - 16.77%	24.70 - 25.07%	27.26 - 27.64%	(18.31) - (18.06) %	22.59 - 22.96%
Templeton Global Bond VIP Class 1
Units (a)	16,745	23,841	31,820	96,571	45,952
Unit value	$9.03	$7.83	$8.86	$8.64	$9.13
Net assets	$151,211	$186,571	$281,887	$834,011	$419,572
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d)	15.39%	(11.66) %	2.58%	(5.42) %	(5.19) %
Templeton Global Bond VIP Class 2
Units (a)	1,143,347	995,373	801,123	646,872	399,928
Unit value	$9.05-$8.90	$7.89-$7.79	$8.99-$8.90	$8.82-$8.76	$9.37-$9.33
Net assets	$10,178,006	$7,752,713	$7,129,646	$5,665,687	$3,731,512
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d)	14.29 - 14.64%	(12.48) - (12.22) %	1.61 - 1.91%	(6.13) - (5.85)%	(6.17) - (5.89) %
Thrivent Aggressive Allocation
Units (a)	53,798,369	55,767,379	56,880,838	55,734,564	50,958,440
Unit value	$44.16-$38.93	$38.45-$34.26	$33.42-$30.09	$28.28-$25.70	$34.79-$31.91
Net assets	$1,746,364,972	$1,634,884,580	$1,503,835,056	$1,310,526,365	$1,592,020,437
Ratio of expenses to net assets (b)	0.85 - 1.90%	0.85 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.62%	1.50%	1.84%	0.83%	0.79%
Total return (d)	13.63 - 14.83%	13.87 - 15.05%	17.07 - 18.18%	(19.46) - (18.70) %	17.94 - 19.06%
Thrivent All Cap
Units (a)	4,059,269	4,005,238	3,859,370	3,709,019	3,310,176
Unit value	$26.70-$52.09	$22.71-$44.97	$19.02-$38.23	$15.64-$31.90	$19.19-$39.75
Net assets	$161,616,250	$147,109,848	$129,102,920	$109,292,950	$133,898,909
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.58%	0.67%	0.94%	0.57%	0.41%
Total return (d)	15.83 - 17.57%	17.62 - 19.42%	19.84 - 21.64%	(19.75) - (18.53) %	21.78 - 23.62%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Thrivent Conservative Allocation (1)
Units (a)	22,685,208	24,899,989	28,071,287	31,760,348	34,245,680
Unit value	$14.55-$22.01	$13.26-$20.36	$12.42-$19.37	$11.32-$17.91	$12.97-$20.83
Net assets	$514,895,132	$536,617,703	$584,534,797	$617,646,536	$788,123,628
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	4.56%	4.70%	3.90%	2.90%	2.98%
Total return (d)	8.10 - 9.73%	5.14 - 6.74%	8.14 - 9.77%	(14.03) - (12.73) %	4.86 - 6.44%
Thrivent Dynamic Allocation (1)
Units (a)	10,315,787	11,662,774	12,996,129	13,747,137	14,150,375
Unit value	$16.50-$24.38	$14.71-$22.06	$13.60-$20.72	$12.14-$18.77	$14.14-$22.19
Net assets	$262,429,539	$271,575,493	$288,061,917	$279,185,006	$345,191,744
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	3.32%	3.39%	2.74%	2.09%	2.33%
Total return (d)	10.50 - 12.17%	6.50 - 8.12%	10.35 - 12.01%	(15.39) - (14.11) %	10.33 - 11.99%
Thrivent Emerging Markets Equity (3)
Units (a)	3,253,229	3,627,730	4,292,097	4,762,843	5,014,757
Unit value	$15.19-$16.20	$11.53-$12.49	$10.63-$11.69	$9.78-$10.91	$13.25-$15.01
Net assets	$57,585,782	$49,559,692	$54,623,441	$56,383,243	$81,336,910
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.69%	2.69%	3.01%	0.84%	0.17%
Total return (d)	29.71 - 31.67%	6.89 - 8.52%	7.08 - 8.70%	(27.30) - (26.20) %	(6.52) - (5.11) %
Thrivent ESG Index
Units (a)	2,420,367	2,524,592	2,472,753	2,546,726	1,899,065
Unit value	$23.90-$21.95	$20.37-$18.99	$16.72-$15.83	$13.10-$12.58	$16.82-$16.40
Net assets	$53,322,730	$47,941,252	$38,892,920	$31,701,145	$30,914,809
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.93%	0.92%	1.02%	0.54%	0.00%
Total return (d)	15.56 - 17.31%	20.00 - 21.83%	25.79 - 27.68%	(23.30) - (22.14) %	28.32 - 30.26%
Thrivent Global Stock (2)
Units (a)	7,888,584	8,688,831	7,530,885	7,977,894	8,055,021
Unit value	$22.80-$33.44	$18.95-$28.21	$16.51-$24.95	$13.58-$20.84	$16.83-$26.21
Net assets	$273,369,924	$258,296,372	$210,036,851	$188,570,827	$247,555,704
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.79%	1.85%	1.25%	1.11%	0.90%
Total return (d)	18.54 - 20.33%	13.06 - 14.78%	19.74 - 21.55%	(20.49) - (19.29) %	18.44 - 20.22%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Thrivent Government Bond
Units (a)	10,669,665	11,200,439	11,417,642	11,411,596	12,155,208
Unit value	$15.22-$12.50	$14.30-$11.87	$14.26-$11.96	$13.69-$11.68	$15.54-$13.28
Net assets	$132,368,249	$134,344,691	$140,804,639	$140,212,009	$173,524,548
Ratio of expenses to net assets (b)	0.85 - 1.90%	0.85 - 1.90%	0.95 - 1.90%	1.00 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	3.91%	4.00%	3.26%	2.17%	1.33%
Total return (d)	5.30 - 6.41%	(0.73) - 0.29%	2.41 - 3.39%	(12.05) - (11.26) %	(3.37) - (2.45) %
Thrivent Healthcare (3)
Units (a)	8,439,358	8,889,927	9,063,971	9,029,649	8,567,447
Unit value	$19.52-$35.46	$17.34-$31.96	$17.42-$32.60	$16.79-$31.90	$17.85-$34.42
Net assets	$211,304,926	$215,866,610	$241,691,350	$254,547,959	$279,464,082
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.74%	0.77%	0.55%	0.26%	0.29%
Total return (d)	10.95 - 12.62%	(1.95) - (0.46) %	2.19 - 3.73%	(7.32) - (5.92)%	10.64 - 12.32%
Thrivent High Yield
Units (a)	31,645,165	27,594,341	23,903,219	21,130,949	17,343,620
Unit value	$13.78-$22.83	$12.72-$21.39	$11.93-$20.37	$10.71-$18.57	$11.98-$21.08
Net assets	$487,159,040	$421,906,685	$371,027,194	$320,695,984	$333,603,985
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	6.40%	6.32%	6.03%	5.43%	4.58%
Total return (d)	6.73 - 8.35%	4.99 - 6.59%	9.74 - 11.39%	(11.91) - (10.58) %	2.43 - 3.98%
Thrivent Income
Units (a)	44,828,509	42,196,768	35,012,912	31,369,862	30,222,402
Unit value	$12.50-$16.09	$11.63-$15.19	$11.31-$15.01	$10.39-$14.00	$12.40-$16.96
Net assets	$565,202,379	$519,984,881	$441,658,309	$385,496,158	$481,017,558
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	4.59%	4.35%	4.16%	3.48%	2.78%
Total return (d)	5.90 - 7.50%	1.22 - 2.76%	7.24 - 8.85%	(17.45) - (16.20) %	(2.34) - (0.86) %
Thrivent International Equity (1)
Units (a)	12,856,377	14,737,909	17,034,123	19,251,900	20,547,058
Unit value	$16.74-$15.13	$12.85-$11.78	$12.37-$11.52	$10.51-$9.94	$12.93-$12.41
Net assets	$220,723,775	$195,077,980	$218,296,298	$210,978,358	$278,430,874
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.25%	3.10%	2.64%	2.72%	1.56%
Total return (d)	28.41 - 30.35%	2.30 - 3.86%	15.89 - 17.64%	(19.88) - (18.67) %	12.31 - 14.00%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Thrivent International Index
Units (a)	4,512,543	3,178,129	2,653,029	2,082,968	1,480,935
Unit value	$19.08-$17.52	$14.61-$13.62	$14.19-$13.43	$12.10-$11.62	$14.22-$13.87
Net assets	$78,726,662	$42,703,915	$35,090,173	$23,695,067	$20,093,484
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.19%	2.51%	2.05%	2.63%	0.20%
Total return (d)	28.69 - 30.63%	1.37 - 2.91%	15.55 - 17.29%	(16.17) - (14.90) %	8.78 - 10.42%
Thrivent Large Cap Growth
Units (a)	38,997,371	37,019,210	33,752,027	31,154,599	26,075,956
Unit value	$38.68-$75.07	$33.21-$65.42	$25.53-$51.06	$17.42-$35.38	$26.36-$54.33
Net assets	$1,633,699,098	$1,510,756,541	$1,194,740,022	$816,485,626	$1,235,655,537
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.41%	0.42%	0.21%	0.00%	0.13%
Total return (d)	14.75 - 16.48%	28.14 - 30.09%	44.32 - 46.49%	(34.88) - (33.90) %	20.66 - 22.48%
Thrivent Large Cap Index
Units (a)	40,538,373	37,608,194	35,551,242	34,928,519	31,215,425
Unit value	$30.82-$56.05	$26.31-$48.56	$21.18-$39.69	$16.87-$32.10	$20.73-$40.04
Net assets	$1,529,462,866	$1,353,928,385	$1,140,689,307	$964,142,162	$1,196,717,061
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.04%	1.17%	1.34%	1.22%	1.38%
Total return (d)	15.41 - 17.15%	22.37 - 24.23%	23.64 - 25.51%	(19.83) - (18.62) %	26.00 - 27.90%
Thrivent Large Cap Value
Units (a)	13,967,753	13,445,394	14,480,359	15,642,553	11,718,403
Unit value	$24.64-$40.85	$20.67-$34.79	$18.36-$31.36	$16.33-$28.32	$17.20-$30.28
Net assets	$513,004,252	$442,777,607	$443,506,310	$449,904,364	$392,185,141
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.58%	1.58%	1.73%	1.30%	1.23%
Total return (d)	17.40 - 19.17%	10.94 - 12.63%	10.75 - 12.42%	(6.47) - (5.06)%	29.57 - 31.53%
Thrivent Mid Cap Growth
Units (a)	5,564,417	5,880,402	5,551,395	4,602,553	3,289,704
Unit value	$15.41-$14.15	$15.09-$14.07	$13.76-$13.03	$11.80-$11.33	$16.57-$16.16
Net assets	$75,981,414	$80,057,458	$69,827,268	$50,178,413	$51,338,068
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d)	0.57 - 2.09%	8.03 - 9.67%	14.93 - 16.66%	(29.87) - (28.81) %	9.69 - 11.35%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Thrivent Mid Cap Index
Units (a)	16,995,404	15,605,047	14,925,200	14,431,415	13,343,874
Unit value	$20.49-$45.14	$19.19-$42.90	$16.95-$38.48	$14.65-$33.75	$16.95-$39.65
Net assets	$548,308,501	$531,569,198	$494,342,781	$450,158,708	$532,282,428
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.21%	1.26%	1.34%	1.09%	0.96%
Total return (d)	5.21 - 6.80%	11.48 - 13.18%	14.01 - 15.73%	(14.88) - (13.59) %	22.13 - 23.98%
Thrivent Mid Cap Stock
Units (a)	20,201,051	19,825,484	18,399,182	16,059,207	13,350,288
Unit value	$20.42-$48.09	$19.58-$46.80	$17.83-$43.26	$15.67-$38.61	$19.18-$47.96
Net assets	$625,076,406	$649,415,137	$606,837,013	$521,690,064	$619,228,569
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.80%	0.52%	0.42%	0.31%	0.23%
Total return (d)	2.76 - 4.31%	8.18 - 9.83%	12.05 - 13.74%	(19.50) - (18.29) %	26.39 - 28.30%
Thrivent Mid Cap Value
Units (a)	2,049,296	2,306,041	2,637,185	3,033,500	1,602,453
Unit value	$22.21-$20.40	$20.12-$18.76	$18.41-$17.43	$16.31-$15.67	$17.28-$16.85
Net assets	$42,884,143	$44,123,828	$46,635,464	$48,054,846	$27,150,058
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.15%	1.22%	0.82%	0.00%	0.59%
Total return (d)	8.74 - 10.38%	7.64 - 9.28%	11.19 - 12.86%	(7.01) - (5.60)%	28.42 - 30.36%
Thrivent Moderate Allocation
Units (a)	303,896,555	345,811,536	394,022,406	430,931,227	457,703,594
Unit value	$32.17-$26.21	$28.55-$23.58	$25.46-$16.70	$22.95-$14.74	$26.65-$18.03
Net assets	$7,752,940,047	$8,064,557,421	$8,324,960,701	$8,031,182,875	$10,460,789,782
Ratio of expenses to net assets (b)	0.85 - 2.20%	0.85 - 2.20%	0.95 - 2.50%	1.00 - 2.50%	0.95 - 2.50%
Investment income ratio (c)	2.60%	2.39%	2.59%	1.63%	1.51%
Total return (d)	11.16 - 12.67%	10.66 - 12.14%	13.32 - 15.09%	(18.25) - (17.02) %	9.91 - 11.62%
Thrivent Moderately Aggressive Allocation
Units (a)	257,740,878	229,425,795	232,884,222	248,212,768	252,502,236
Unit value	$37.36-$32.49	$32.63-$28.68	$28.83-$18.44	$26.02-$16.04	$30.26-$19.86
Net assets	$6,728,746,346	$5,866,129,010	$5,590,099,629	$5,239,446,759	$6,720,738,329
Ratio of expenses to net assets (b)	0.85 - 1.90%	0.85 - 1.90%	0.95 - 2.25%	1.00 - 2.25%	0.95 - 2.25%
Investment income ratio (c)	1.92%	1.86%	2.54%	1.29%	1.20%
Total return (d)	13.29 - 14.49%	12.02 - 13.18%	14.99 - 16.49%	(19.25) - (18.23) %	13.76 - 15.25%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Thrivent Moderately Conservative Allocation
Units (a)	150,684,952	188,817,537	229,940,856	263,282,506	288,148,731
Unit value	$24.15-$19.46	$21.73-$17.74	$20.22-$16.73	$18.21-$15.26	$21.56-$18.29
Net assets	$3,067,975,991	$3,475,685,390	$3,956,532,478	$4,107,066,057	$5,354,916,413
Ratio of expenses to net assets (b)	0.85 - 2.20%	0.85 - 2.20%	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%
Investment income ratio (c)	3.67%	3.25%	2.90%	2.10%	1.81%
Total return (d)	9.66 - 11.15%	6.06 - 7.48%	9.65 - 11.03%	(16.58) - (15.54) %	4.86 - 6.18%
Thrivent Money Market
Units (a)	337,344,496	370,457,155	359,229,225	307,061,975	206,124,449
Unit value	$1.17-$.95	$1.13-$.93	$1.08-$.90	$1.03-$.88	$1.02-$.88
Net assets	$371,406,279	$395,751,116	$368,376,885	$301,938,836	$202,004,399
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	3.99%	4.92%	4.79%	1.53%	0.00%
Total return (d)	2.10 - 3.64%	3.08 - 4.65%	2.91 - 4.46%	(0.54) - 0.41%	(1.88) - (0.40) %
Thrivent Multisector Bond (1,2)
Units (a)	9,941,044	11,457,686	10,412,603	12,496,467	14,153,211
Unit value	$12.45-$14.41	$11.58-$13.61	$11.05-$13.18	$10.18-$12.33	$11.42-$14.04
Net assets	$154,976,327	$170,430,676	$152,246,741	$170,114,676	$218,770,327
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	4.84%	4.90%	4.91%	4.02%	2.99%
Total return (d)	5.90 - 7.50%	3.25 - 4.82%	6.89 - 8.50%	(12.18) - (10.85) %	(0.12) - 1.39%
Thrivent Real Estate Securities
Units (a)	3,982,548	4,200,014	4,501,814	4,907,245	4,831,218
Unit value	$13.87-$25.07	$13.83-$25.38	$13.46-$25.07	$12.27-$23.20	$16.55-$31.78
Net assets	$102,706,139	$114,791,123	$125,181,090	$128,335,883	$182,777,809
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.42%	2.58%	2.15%	1.15%	1.38%
Total return (d)	(1.22) - 0.27%	1.25 - 2.79%	8.07 - 9.70%	(27.00) - (25.90) %	39.44 - 41.55%
Thrivent Short-Term Bond (1)
Units (a)	23,804,503	24,574,840	25,642,892	28,818,919	31,006,267
Unit value	$12.31-$12.07	$11.65-$11.60	$11.08-$11.19	$10.46-$10.72	$10.96-$11.40
Net assets	$298,543,130	$299,192,597	$304,989,990	$331,662,759	$383,309,678
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	4.20%	3.86%	3.20%	2.06%	1.55%
Total return (d)	4.07 - 5.64%	3.62 - 5.20%	4.38 - 5.96%	(5.99) - (4.57)%	(1.62) - (0.13) %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Thrivent Small Cap Growth
Units (a)	7,173,769	7,485,513	7,392,971	6,217,878	5,181,321
Unit value	$18.87-$16.82	$18.60-$16.83	$16.85-$15.47	$15.40-$14.35	$20.06-$18.98
Net assets	$111,446,393	$117,509,430	$106,979,242	$84,060,677	$94,094,140
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d)	(0.04) - 1.47%	8.74 - 10.39%	7.80 - 9.42%	(24.36) - (23.22) %	9.83 - 11.49%
Thrivent Small Cap Index
Units (a)	17,524,005	16,208,011	15,458,372	14,393,240	12,939,309
Unit value	$18.60-$41.09	$17.65-$39.58	$16.34-$37.21	$14.17-$32.75	$17.00-$39.87
Net assets	$508,876,664	$498,247,738	$481,771,880	$426,336,082	$512,703,893
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.32%	1.31%	1.17%	1.16%	0.82%
Total return (d)	3.81 - 5.37%	6.38 - 8.00%	13.62 - 15.33%	(17.87) - (16.63) %	24.13 - 26.00%
Thrivent Small Cap Stock
Units (a)	13,015,554	12,681,807	11,990,018	10,040,194	8,359,146
Unit value	$21.87-$39.21	$21.43-$39.01	$19.32-$35.70	$17.23-$32.31	$19.32-$36.77
Net assets	$393,935,948	$409,230,713	$376,527,369	$312,211,319	$331,659,086
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.60%	0.62%	0.61%	0.33%	0.79%
Total return (d)	0.52 - 2.04%	9.26 - 10.92%	10.51 - 12.18%	(12.14) - (10.82) %	22.42 - 24.27%
Vanguard® VIF Capital Growth
Units (a)	81,346	87,327	67,154	47,164	56,887
Unit value	$29.91	$23.36	$20.76	$16.34	$19.48
Net assets	$2,433,015	$2,040,301	$1,393,952	$770,718	$1,108,183
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.00%	1.17%	0.91%	0.98%	0.96%
Total return (d)	28.02%	12.56%	27.03%	(16.12) %	20.63%
Vanguard® VIF International
Units (a)	67,238	65,960	99,580	159,565	140,513
Unit value	$20.10	$16.88	$15.60	$13.71	$19.77
Net assets	$1,347,348	$1,109,975	$1,550,430	$2,184,753	$2,773,429
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.82%	1.32%	1.84%	1.30%	0.23%
Total return (d)	19.07%	8.19%	13.80%	(30.64) %	(2.28) %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Vanguard® VIF Short- Term Investment-Grade
Units (a)	112,676	122,249	99,751	127,188	254,929
Unit value	$11.87	$11.19	$10.75	$10.20	$10.90
Net assets	$1,337,432	$1,368,209	$1,072,408	$1,297,740	$2,779,729
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	4.42%	3.55%	2.32%	1.90%	0.96%
Total return (d)	6.06%	4.10%	5.37%	(6.43) %	(1.20) %
Vanguard® VIF Small Company Growth
Units (a)	20,483	21,959	25,502	34,252	38,106
Unit value	$18.37	$17.45	$15.78	$13.29	$17.94
Net assets	$375,785	$382,579	$402,013	$454,811	$682,991
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.49%	0.56%	0.44%	0.26%	0.40%
Total return (d)	5.32%	10.54%	18.75%	(25.91) %	13.36%
Vanguard® VIF Total Bond Market Index
Units (a)	445,031	470,147	509,933	566,060	602,724
Unit value	$11.03	$10.37	$10.29	$9.80	$11.34
Net assets	$4,909,077	$4,873,987	$5,247,917	$5,545,369	$6,837,588
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	3.47%	2.95%	2.50%	2.07%	2.32%
Total return (d)	6.40%	0.73%	5.05%	(13.65) %	(2.21) %
Vanguard® VIF Total Stock Market Index
Units (a)	265,907	287,767	323,090	367,333	386,235
Unit value	$29.24	$25.13	$20.42	$16.29	$20.36
Net assets	$7,775,227	$7,231,988	$6,596,469	$5,984,283	$7,864,503
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.17%	1.36%	1.22%	1.35%	1.25%
Total return (d)	16.35%	23.09%	25.32%	(19.99) %	25.01%

(a)
These amounts represent the units for contracts in accumulation, contracts in death claim, and contracts in payout.
(b)
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded. The RPA fee is not included.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

(c)
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(d)
These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total returns and unit values are presented as a range of minimum to maximum values, based on the price level representing the minimum and maximum expense ratio amounts.
(1)
The following name changes were effective April 30, 2025:

Thrivent Conservative Allocation was formerly known as Thrivent Diversified Income Plus.

Thrivent Dynamic Allocation was formerly known as Thrivent Balanced Income Plus.

Thrivent International Equity was formerly known as Thrivent International Allocation.

Thrivent Multisector Bond was formerly known as Thrivent Opportunity Income Plus.

Thrivent Short-Term Bond was formerly known as Thrivent Limited Maturity Bond.
(2)
The following mergers were effective July 26, 2024:

Low Volatility Equity merged into Global Stock.

Multidimensional Income merged into Opportunity Income Plus.
(3)
The following name changes were effective April 30, 2023:

Thrivent Emerging Markets Equity was formerly known as Thrivent Partner Emerging Markets Equity.

Thrivent Healthcare was formerly known as Thrivent Partner Healthcare.
(7) UNIT FAIR VALUE
Thrivent Variable Annuity Account I contains four different products, which have unique combinations of features and fees that are charged against the contract owner's account balance. In addition, all four products offer the selection of additional death benefit options. Differences in the fee structure result in multiple different unit values, expense ratios and total returns. Units, unit values and asset balances for each subaccount are as follows:
Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Flexible Premium Deferred Variable Annuity – 2002

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Basic Death Benefits only – 1.00% Expense Ratio
Thrivent Aggressive Allocation	771,643	$46.01	$35,506,972
Thrivent All Cap	73,049	$81.21	$5,932,432
Thrivent Conservative Allocation	278,048	$36.38	$10,115,830
Thrivent Dynamic Allocation	338,208	$34.86	$11,790,360
Thrivent Emerging Markets Equity	82,538	$18.70	$1,543,404
Thrivent ESG Index	34,959	$23.01	$804,351
Thrivent Global Stock	408,560	$47.99	$19,608,297
Thrivent Government Bond	308,816	$15.85	$4,896,311
Thrivent Healthcare	83,706	$40.92	$3,425,068
Thrivent High Yield	209,465	$38.42	$8,050,146
Thrivent Income	464,913	$21.71	$10,095,436
Thrivent International Equity	1,037,676	$17.46	$18,120,012
Thrivent International Index	36,357	$18.37	$667,776
Thrivent Large Cap Growth	584,125	$110.14	$64,334,004
Thrivent Large Cap Index	426,359	$87.36	$37,248,552
Thrivent Large Cap Value	354,982	$66.58	$23,633,416
Thrivent Mid Cap Growth	51,372	$14.83	$762,049
Thrivent Mid Cap Index	165,737	$78.51	$13,011,642
Thrivent Mid Cap Stock	324,901	$83.10	$27,000,307
Thrivent Mid Cap Value	25,180	$21.38	$538,339
Thrivent Moderate Allocation	3,059,881	$32.64	$99,863,846
Thrivent Moderately Aggressive Allocation	2,485,808	$38.41	$95,469,057
Thrivent Moderately Conservative Allocation	1,448,643	$24.23	$35,097,664
Thrivent Money Market	5,172,624	$1.12	$5,818,168
Thrivent Multisector Bond	162,241	$17.77	$2,883,041
Thrivent Real Estate Securities	138,281	$49.77	$6,882,020
Thrivent Short-Term Bond	544,721	$14.99	$8,164,407
Thrivent Small Cap Growth	70,373	$17.92	$1,260,752
Thrivent Small Cap Index	169,442	$74.79	$12,673,109
Thrivent Small Cap Stock	258,796	$72.14	$18,670,277
			$583,867,043

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
MADB – 1.10% Expense Ratio
Thrivent Aggressive Allocation	1,765,030	$45.07	$79,554,308
Thrivent All Cap	160,797	$79.35	$12,759,456
Thrivent Conservative Allocation	689,217	$35.55	$24,499,684
Thrivent Dynamic Allocation	687,004	$34.06	$23,400,919
Thrivent Emerging Markets Equity	168,260	$18.37	$3,090,721
Thrivent ESG Index	42,357	$22.88	$969,069
Thrivent Global Stock	1,230,282	$46.89	$57,693,791
Thrivent Government Bond	845,260	$15.49	$13,094,536
Thrivent Healthcare	170,636	$40.20	$6,859,652
Thrivent High Yield	455,261	$37.54	$17,095,573
Thrivent Income	1,034,478	$21.21	$21,948,956
Thrivent International Equity	2,396,262	$17.16	$41,108,398
Thrivent International Index	41,939	$18.26	$765,946
Thrivent Large Cap Growth	1,228,464	$107.62	$132,198,410
Thrivent Large Cap Index	850,159	$85.36	$72,572,661
Thrivent Large Cap Value	806,568	$65.08	$52,493,329
Thrivent Mid Cap Growth	121,071	$14.75	$1,785,798
Thrivent Mid Cap Index	358,496	$76.71	$27,499,658
Thrivent Mid Cap Stock	761,004	$81.20	$61,793,386
Thrivent Mid Cap Value	43,456	$21.26	$923,800
Thrivent Moderate Allocation	7,953,811	$31.97	$254,271,033
Thrivent Moderately Aggressive Allocation	5,990,039	$37.62	$225,340,890
Thrivent Moderately Conservative Allocation	3,245,985	$23.73	$77,033,190
Thrivent Money Market	13,619,526	$1.10	$14,974,411
Thrivent Multisector Bond	476,319	$17.37	$8,274,537
Thrivent Real Estate Securities	312,199	$48.65	$15,188,866
Thrivent Short-Term Bond	1,427,327	$14.64	$20,903,411
Thrivent Small Cap Growth	122,912	$17.78	$2,185,126
Thrivent Small Cap Index	343,658	$73.08	$25,114,487
Thrivent Small Cap Stock	629,884	$70.49	$44,400,799
			$1,339,794,801

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
PADB – 1.25% Expense Ratio
Thrivent Aggressive Allocation	38,695	$43.70	$1,690,796
Thrivent All Cap	1,734	$76.64	$132,862
Thrivent Conservative Allocation	33,164	$34.33	$1,138,601
Thrivent Dynamic Allocation	23,194	$32.90	$763,044
Thrivent Emerging Markets Equity	2,289	$17.89	$40,938
Thrivent ESG Index	—	$22.68	$—
Thrivent Global Stock	27,070	$45.29	$1,226,020
Thrivent Government Bond	18,581	$14.96	$278,019
Thrivent Healthcare	1,487	$39.15	$58,210
Thrivent High Yield	14,044	$36.26	$509,360
Thrivent Income	33,401	$20.49	$684,516
Thrivent International Equity	40,010	$16.71	$668,414
Thrivent International Index	743	$18.11	$13,454
Thrivent Large Cap Growth	30,130	$103.94	$3,130,505
Thrivent Large Cap Index	17,076	$82.45	$1,407,806
Thrivent Large Cap Value	19,964	$62.90	$1,255,809
Thrivent Mid Cap Growth	622	$14.62	$9,097
Thrivent Mid Cap Index	3,805	$74.09	$281,907
Thrivent Mid Cap Stock	16,835	$78.42	$1,320,296
Thrivent Mid Cap Value	1,764	$21.08	$37,178
Thrivent Moderate Allocation	227,757	$30.99	$7,058,548
Thrivent Moderately Aggressive Allocation	87,444	$36.47	$3,189,053
Thrivent Moderately Conservative Allocation	148,988	$23.01	$3,427,716
Thrivent Money Market	103,343	$1.06	$109,893
Thrivent Multisector Bond	6,461	$16.79	$108,496
Thrivent Real Estate Securities	5,414	$47.02	$254,572
Thrivent Short-Term Bond	40,516	$14.14	$573,072
Thrivent Small Cap Growth	3,662	$17.57	$64,357
Thrivent Small Cap Index	2,579	$70.58	$182,011
Thrivent Small Cap Stock	20,042	$68.08	$1,364,470
			$30,979,020

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
EADB – 1.20% Expense Ratio
Thrivent Aggressive Allocation	5,186	$44.15	$228,974
Thrivent All Cap	1,408	$77.53	$109,133
Thrivent Conservative Allocation	3,203	$34.73	$111,258
Thrivent Dynamic Allocation	8,200	$33.28	$272,921
Thrivent Emerging Markets Equity	—	$18.05	$—
Thrivent ESG Index	—	$22.75	$—
Thrivent Global Stock	7,228	$45.82	$331,155
Thrivent Government Bond	9,775	$15.14	$147,955
Thrivent Healthcare	1,858	$39.50	$73,364
Thrivent High Yield	3,894	$36.68	$142,854
Thrivent Income	11,170	$20.73	$231,559
Thrivent International Equity	19,605	$16.85	$330,430
Thrivent International Index	—	$18.16	$—
Thrivent Large Cap Growth	10,611	$105.15	$1,115,734
Thrivent Large Cap Index	3,711	$83.41	$309,554
Thrivent Large Cap Value	7,838	$63.62	$498,656
Thrivent Mid Cap Growth	—	$14.67	$—
Thrivent Mid Cap Index	899	$74.95	$67,401
Thrivent Mid Cap Stock	5,821	$79.34	$461,851
Thrivent Mid Cap Value	—	$21.14	$—
Thrivent Moderate Allocation	104,151	$31.31	$3,261,357
Thrivent Moderately Aggressive Allocation	59,037	$36.85	$2,175,451
Thrivent Moderately Conservative Allocation	14,898	$23.25	$346,319
Thrivent Money Market	158,397	$1.07	$170,250
Thrivent Multisector Bond	3,158	$16.98	$53,626
Thrivent Real Estate Securities	6,341	$47.56	$301,576
Thrivent Short-Term Bond	6,591	$14.31	$94,311
Thrivent Small Cap Growth	1,727	$17.64	$30,461
Thrivent Small Cap Index	1,152	$71.40	$82,229
Thrivent Small Cap Stock	4,336	$68.87	$298,651
			$11,247,030

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
MADB & PADB – 1.30% Expense Ratio
Thrivent Aggressive Allocation	207,347	$43.25	$8,966,821
Thrivent All Cap	16,841	$75.76	$1,275,827
Thrivent Conservative Allocation	43,054	$33.94	$1,460,519
Thrivent Dynamic Allocation	93,926	$32.52	$3,053,477
Thrivent Emerging Markets Equity	10,165	$17.73	$180,233
Thrivent ESG Index	228	$22.62	$5,161
Thrivent Global Stock	103,967	$44.77	$4,654,512
Thrivent Government Bond	71,436	$14.79	$1,055,290
Thrivent Healthcare	7,924	$38.80	$307,491
Thrivent High Yield	40,572	$35.84	$1,454,537
Thrivent Income	90,822	$20.25	$1,838,522
Thrivent International Equity	165,919	$16.56	$2,747,348
Thrivent International Index	10,860	$18.06	$196,101
Thrivent Large Cap Growth	112,540	$102.74	$11,562,119
Thrivent Large Cap Index	89,391	$81.50	$7,284,948
Thrivent Large Cap Value	58,307	$62.19	$3,626,281
Thrivent Mid Cap Growth	11,512	$14.58	$167,878
Thrivent Mid Cap Index	31,845	$73.23	$2,332,083
Thrivent Mid Cap Stock	58,255	$77.52	$4,515,968
Thrivent Mid Cap Value	4,338	$21.02	$91,189
Thrivent Moderate Allocation	786,986	$30.67	$24,138,932
Thrivent Moderately Aggressive Allocation	480,984	$36.09	$17,360,840
Thrivent Moderately Conservative Allocation	236,758	$22.77	$5,390,958
Thrivent Money Market	638,005	$1.05	$670,493
Thrivent Multisector Bond	41,335	$16.60	$685,944
Thrivent Real Estate Securities	28,913	$46.49	$1,343,607
Thrivent Short-Term Bond	101,181	$13.98	$1,414,635
Thrivent Small Cap Growth	8,532	$17.51	$149,364
Thrivent Small Cap Index	29,754	$69.77	$2,075,887
Thrivent Small Cap Stock	53,394	$67.30	$3,593,203
			$113,600,168

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
MADB & EADB – 1.25% Expense Ratio
Thrivent Aggressive Allocation	72,897	$43.70	$3,185,241
Thrivent All Cap	11,000	$76.64	$843,065
Thrivent Conservative Allocation	30,297	$34.33	$1,040,151
Thrivent Dynamic Allocation	18,515	$32.90	$609,125
Thrivent Emerging Markets Equity	6,114	$17.89	$109,365
Thrivent ESG Index	2,735	$22.68	$62,037
Thrivent Global Stock	43,247	$45.29	$1,958,716
Thrivent Government Bond	27,558	$14.96	$412,340
Thrivent Healthcare	6,571	$39.15	$257,253
Thrivent High Yield	20,310	$36.26	$736,636
Thrivent Income	42,063	$20.49	$861,977
Thrivent International Equity	99,965	$16.71	$1,670,034
Thrivent International Index	1,719	$18.11	$31,129
Thrivent Large Cap Growth	68,270	$103.94	$7,095,743
Thrivent Large Cap Index	95,135	$82.45	$7,843,407
Thrivent Large Cap Value	37,645	$62.90	$2,368,031
Thrivent Mid Cap Growth	7,394	$14.62	$108,143
Thrivent Mid Cap Index	14,354	$74.09	$1,063,407
Thrivent Mid Cap Stock	36,565	$78.42	$2,867,583
Thrivent Mid Cap Value	763	$21.08	$16,084
Thrivent Moderate Allocation	391,181	$30.99	$12,123,319
Thrivent Moderately Aggressive Allocation	253,645	$36.47	$9,250,359
Thrivent Moderately Conservative Allocation	74,711	$23.01	$1,718,844
Thrivent Money Market	635,317	$1.06	$675,159
Thrivent Multisector Bond	25,074	$16.79	$420,994
Thrivent Real Estate Securities	12,637	$47.02	$594,213
Thrivent Short-Term Bond	35,747	$14.14	$505,667
Thrivent Small Cap Growth	12,594	$17.57	$221,333
Thrivent Small Cap Index	13,697	$70.58	$966,776
Thrivent Small Cap Stock	31,077	$68.08	$2,115,697
			$61,731,828

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
PADB & EADB – 1.40% Expense Ratio
Thrivent Aggressive Allocation	468	$42.36	$19,824
Thrivent All Cap	57	$74.02	$4,185
Thrivent Conservative Allocation	5,025	$33.16	$166,631
Thrivent Dynamic Allocation	3,738	$31.77	$118,772
Thrivent Emerging Markets Equity	353	$17.42	$6,152
Thrivent ESG Index	—	$22.49	$—
Thrivent Global Stock	7,833	$43.74	$342,644
Thrivent Government Bond	1,577	$14.45	$22,788
Thrivent Healthcare	481	$38.12	$18,332
Thrivent High Yield	3,121	$35.02	$109,331
Thrivent Income	1,461	$19.79	$28,918
Thrivent International Equity	11,587	$16.27	$188,510
Thrivent International Index	—	$17.95	$—
Thrivent Large Cap Growth	4,283	$100.39	$429,959
Thrivent Large Cap Index	4,144	$79.63	$329,975
Thrivent Large Cap Value	2,097	$60.80	$127,475
Thrivent Mid Cap Growth	—	$14.50	$—
Thrivent Mid Cap Index	1,621	$71.55	$115,988
Thrivent Mid Cap Stock	1,827	$75.74	$138,395
Thrivent Mid Cap Value	—	$20.90	$—
Thrivent Moderate Allocation	49,175	$30.04	$1,477,448
Thrivent Moderately Aggressive Allocation	26,225	$35.36	$927,196
Thrivent Moderately Conservative Allocation	23,583	$22.30	$525,993
Thrivent Money Market	49,716	$1.03	$51,067
Thrivent Multisector Bond	289	$16.23	$4,688
Thrivent Real Estate Securities	1,607	$45.45	$73,047
Thrivent Short-Term Bond	5,333	$13.66	$72,867
Thrivent Small Cap Growth	27	$17.37	$465
Thrivent Small Cap Index	734	$68.17	$50,004
Thrivent Small Cap Stock	2,199	$65.75	$144,587
			$5,495,241

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
MADB, PADB & EADB – 1.45% Expense Ratio
Thrivent Aggressive Allocation	380,266	$41.92	$15,942,200
Thrivent All Cap	25,294	$73.17	$1,850,716
Thrivent Conservative Allocation	162,586	$32.78	$5,329,066
Thrivent Dynamic Allocation	183,242	$31.41	$5,755,229
Thrivent Emerging Markets Equity	14,300	$17.27	$246,911
Thrivent ESG Index	17,544	$22.43	$393,491
Thrivent Global Stock	279,248	$43.24	$12,074,414
Thrivent Government Bond	172,188	$14.28	$2,459,648
Thrivent Healthcare	33,418	$37.79	$1,262,810
Thrivent High Yield	63,820	$34.62	$2,209,887
Thrivent Income	159,530	$19.56	$3,121,114
Thrivent International Equity	351,783	$16.13	$5,672,721
Thrivent International Index	4,449	$17.90	$79,664
Thrivent Large Cap Growth	194,382	$99.23	$19,285,906
Thrivent Large Cap Index	159,573	$78.71	$12,559,954
Thrivent Large Cap Value	123,336	$60.11	$7,413,862
Thrivent Mid Cap Growth	21,063	$14.46	$304,569
Thrivent Mid Cap Index	89,180	$70.73	$6,307,594
Thrivent Mid Cap Stock	152,690	$74.87	$11,432,004
Thrivent Mid Cap Value	4,081	$20.84	$85,046
Thrivent Moderate Allocation	997,324	$29.74	$29,655,831
Thrivent Moderately Aggressive Allocation	676,736	$34.99	$23,679,968
Thrivent Moderately Conservative Allocation	573,346	$22.07	$12,656,138
Thrivent Money Market	3,382,244	$1.02	$3,434,501
Thrivent Multisector Bond	82,078	$16.04	$1,317,022
Thrivent Real Estate Securities	51,516	$44.94	$2,314,960
Thrivent Short-Term Bond	203,894	$13.50	$2,753,329
Thrivent Small Cap Growth	15,288	$17.31	$264,579
Thrivent Small Cap Index	73,259	$67.38	$4,936,435
Thrivent Small Cap Stock	132,321	$65.00	$8,600,249
			$203,399,818
Basic Death Benefits & RPA – 1.75% Expense Ratio
Thrivent Moderate Allocation	—	$28.23	$—
Thrivent Moderately Aggressive Allocation	—	$33.22	$—
Thrivent Moderately Conservative Allocation	—	$20.95	$—
			$-
MADB & RPA – 1.60% Expense Ratio
Thrivent Moderately Conservative Allocation	—	$17.67	$—
			$-

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
MADB & RPA – 1.85% Expense Ratio
Thrivent Moderate Allocation	—	$27.65	$—
Thrivent Moderately Aggressive Allocation	—	$32.54	$—
Thrivent Moderately Conservative Allocation	—	$20.53	$—
			$-
Flexible Premium Deferred Variable Annuity – 2005
Years 1-7 Basic Death Benefit only – 1.25% Expense Ratio
Thrivent Aggressive Allocation	1,671,196	$44.53	$74,424,496
Thrivent All Cap	146,644	$59.58	$8,737,675
Thrivent Conservative Allocation	1,437,856	$25.18	$36,201,853
Thrivent Dynamic Allocation	626,392	$27.89	$17,467,666
Thrivent Emerging Markets Equity	193,013	$18.18	$3,508,338
Thrivent ESG Index	94,495	$22.78	$2,152,188
Thrivent Global Stock	299,700	$38.26	$11,464,978
Thrivent Government Bond	447,106	$14.30	$6,396,405
Thrivent Healthcare	234,670	$39.78	$9,335,138
Thrivent High Yield	627,809	$26.12	$16,404,070
Thrivent Income	1,213,621	$18.40	$22,342,544
Thrivent International Equity	614,479	$16.98	$10,431,351
Thrivent International Index	183,322	$18.18	$3,332,988
Thrivent Large Cap Growth	1,172,843	$85.87	$100,711,270
Thrivent Large Cap Index	1,666,741	$64.11	$106,853,068
Thrivent Large Cap Value	540,614	$46.73	$25,260,882
Thrivent Mid Cap Growth	220,634	$14.68	$3,239,691
Thrivent Mid Cap Index	763,240	$51.63	$39,409,003
Thrivent Mid Cap Stock	494,933	$55.01	$27,225,795
Thrivent Mid Cap Value	90,905	$21.16	$1,923,795
Thrivent Moderate Allocation	8,586,440	$31.59	$271,354,260
Thrivent Moderately Aggressive Allocation	6,284,193	$37.17	$233,438,360
Thrivent Moderately Conservative Allocation	3,337,271	$23.45	$78,208,232
Thrivent Money Market	17,638,518	$1.09	$19,206,144
Thrivent Multisector Bond	719,288	$16.48	$11,858,164
Thrivent Real Estate Securities	177,691	$28.68	$5,096,733
Thrivent Short-Term Bond	670,269	$13.80	$9,255,655
Thrivent Small Cap Growth	372,139	$17.68	$6,579,480
Thrivent Small Cap Index	713,711	$47.00	$33,542,779
Thrivent Small Cap Stock	321,530	$44.85	$14,420,566
			$1,209,783,567

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB – 1.45% Expense Ratio
Thrivent Aggressive Allocation	1,199,016	$42.73	$51,232,381
Thrivent All Cap	61,415	$57.17	$3,510,974
Thrivent Conservative Allocation	611,407	$24.16	$14,769,779
Thrivent Dynamic Allocation	315,882	$26.76	$8,451,688
Thrivent Emerging Markets Equity	80,753	$17.54	$1,416,817
Thrivent ESG Index	47,456	$22.52	$1,068,640
Thrivent Global Stock	133,843	$36.70	$4,912,639
Thrivent Government Bond	276,543	$13.72	$3,795,734
Thrivent Healthcare	121,348	$38.40	$4,659,494
Thrivent High Yield	227,296	$25.06	$5,699,281
Thrivent Income	553,756	$17.66	$9,781,903
Thrivent International Equity	263,119	$16.39	$4,311,290
Thrivent International Index	99,660	$17.98	$1,791,485
Thrivent Large Cap Growth	496,953	$82.39	$40,943,587
Thrivent Large Cap Index	678,678	$61.51	$41,746,233
Thrivent Large Cap Value	337,184	$44.83	$15,116,765
Thrivent Mid Cap Growth	84,578	$14.52	$1,227,893
Thrivent Mid Cap Index	338,083	$49.54	$16,749,104
Thrivent Mid Cap Stock	262,889	$52.78	$13,875,115
Thrivent Mid Cap Value	65,391	$20.92	$1,368,244
Thrivent Moderate Allocation	5,131,456	$30.31	$155,515,613
Thrivent Moderately Aggressive Allocation	4,418,686	$35.66	$157,588,444
Thrivent Moderately Conservative Allocation	1,306,971	$22.50	$29,404,975
Thrivent Money Market	12,077,686	$1.04	$12,601,217
Thrivent Multisector Bond	391,171	$15.81	$6,188,078
Thrivent Real Estate Securities	67,904	$27.52	$1,869,841
Thrivent Short-Term Bond	536,989	$13.24	$7,091,367
Thrivent Small Cap Growth	247,376	$17.41	$4,306,914
Thrivent Small Cap Index	320,231	$45.09	$14,439,846
Thrivent Small Cap Stock	177,133	$43.03	$7,622,223
			$643,057,564

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Years 1-7 PADB – 1.65% Expense Ratio
Thrivent Aggressive Allocation	72,822	$41.00	$2,985,483
Thrivent All Cap	1,894	$54.85	$103,917
Thrivent Conservative Allocation	36,762	$23.18	$852,076
Thrivent Dynamic Allocation	16,154	$25.67	$414,706
Thrivent Emerging Markets Equity	1,174	$16.93	$19,881
Thrivent ESG Index	204	$22.26	$4,546
Thrivent Global Stock	6,132	$35.22	$215,960
Thrivent Government Bond	31,054	$13.17	$408,961
Thrivent Healthcare	7,890	$37.06	$292,427
Thrivent High Yield	24,525	$24.04	$590,078
Thrivent Income	76,113	$16.94	$1,290,109
Thrivent International Equity	6,929	$15.82	$109,584
Thrivent International Index	3,847	$17.77	$68,370
Thrivent Large Cap Growth	21,919	$79.05	$1,732,670
Thrivent Large Cap Index	34,153	$59.02	$2,015,649
Thrivent Large Cap Value	13,575	$43.01	$583,918
Thrivent Mid Cap Growth	5,457	$14.35	$78,332
Thrivent Mid Cap Index	15,695	$47.53	$746,024
Thrivent Mid Cap Stock	8,426	$50.64	$426,699
Thrivent Mid Cap Value	689	$20.69	$14,264
Thrivent Moderate Allocation	389,262	$29.08	$11,318,845
Thrivent Moderately Aggressive Allocation	207,680	$34.22	$7,106,340
Thrivent Moderately Conservative Allocation	180,710	$21.59	$3,900,840
Thrivent Money Market	2,925,867	$1.00	$2,932,204
Thrivent Multisector Bond	37,538	$15.17	$569,816
Thrivent Real Estate Securities	8,245	$26.40	$217,716
Thrivent Short-Term Bond	57,246	$12.71	$727,737
Thrivent Small Cap Growth	3,607	$17.14	$61,847
Thrivent Small Cap Index	19,324	$43.26	$836,024
Thrivent Small Cap Stock	2,875	$41.29	$118,706
			$40,743,729

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Years 1-7 EADB – 1.50% Expense Ratio
Thrivent Aggressive Allocation	7,298	$42.29	$308,748
Thrivent All Cap	3,271	$56.58	$185,087
Thrivent Conservative Allocation	1,943	$23.91	$46,452
Thrivent Dynamic Allocation	2,510	$26.48	$66,474
Thrivent Emerging Markets Equity	3,396	$17.39	$59,055
Thrivent ESG Index	1,654	$22.45	$37,146
Thrivent Global Stock	7,642	$36.33	$277,600
Thrivent Government Bond	—	$13.58	$4
Thrivent Healthcare	4,962	$38.06	$188,867
Thrivent High Yield	3,486	$24.80	$86,569
Thrivent Income	2,804	$17.48	$49,044
Thrivent International Equity	18,002	$16.24	$292,385
Thrivent International Index	1,107	$17.92	$19,842
Thrivent Large Cap Growth	12,831	$81.54	$1,046,267
Thrivent Large Cap Index	21,337	$60.88	$1,298,958
Thrivent Large Cap Value	10,663	$44.37	$473,136
Thrivent Mid Cap Growth	911	$14.48	$13,194
Thrivent Mid Cap Index	11,426	$49.03	$560,206
Thrivent Mid Cap Stock	6,141	$52.24	$320,807
Thrivent Mid Cap Value	957	$20.86	$19,965
Thrivent Moderate Allocation	75,442	$29.99	$2,262,853
Thrivent Moderately Aggressive Allocation	38,328	$35.30	$1,352,818
Thrivent Moderately Conservative Allocation	4,740	$22.27	$105,545
Thrivent Money Market	37,654	$1.03	$38,991
Thrivent Multisector Bond	8,112	$15.65	$126,980
Thrivent Real Estate Securities	4,811	$27.24	$131,047
Thrivent Short-Term Bond	9,407	$13.11	$123,326
Thrivent Small Cap Growth	440	$17.34	$7,640
Thrivent Small Cap Index	12,006	$44.63	$535,815
Thrivent Small Cap Stock	7,067	$42.59	$300,970
			$10,335,791

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & PADB – 1.75% Expense Ratio
Thrivent Aggressive Allocation	45,372	$40.16	$1,821,997
Thrivent All Cap	8,885	$53.73	$477,387
Thrivent Conservative Allocation	32,768	$22.70	$743,951
Thrivent Dynamic Allocation	13,198	$25.15	$331,867
Thrivent Emerging Markets Equity	4,226	$16.64	$70,310
Thrivent ESG Index	1,608	$22.14	$35,606
Thrivent Global Stock	11,128	$34.50	$383,868
Thrivent Government Bond	13,265	$12.90	$171,168
Thrivent Healthcare	8,569	$36.41	$312,012
Thrivent High Yield	20,862	$23.55	$491,668
Thrivent Income	72,311	$16.60	$1,200,378
Thrivent International Equity	29,575	$15.54	$459,626
Thrivent International Index	3,947	$17.67	$69,758
Thrivent Large Cap Growth	51,382	$77.43	$3,978,542
Thrivent Large Cap Index	47,236	$57.81	$2,730,689
Thrivent Large Cap Value	37,075	$42.13	$1,562,118
Thrivent Mid Cap Growth	3,873	$14.27	$55,274
Thrivent Mid Cap Index	27,573	$46.56	$1,283,789
Thrivent Mid Cap Stock	27,694	$49.60	$1,373,694
Thrivent Mid Cap Value	4,464	$20.57	$91,832
Thrivent Moderate Allocation	247,856	$28.48	$7,059,453
Thrivent Moderately Aggressive Allocation	262,496	$33.52	$8,798,083
Thrivent Moderately Conservative Allocation	103,935	$21.14	$2,197,605
Thrivent Money Market	333,400	$0.98	$326,273
Thrivent Multisector Bond	22,786	$14.86	$338,701
Thrivent Real Estate Securities	10,612	$25.86	$274,459
Thrivent Short-Term Bond	34,670	$12.45	$431,772
Thrivent Small Cap Growth	14,941	$17.01	$254,192
Thrivent Small Cap Index	28,137	$42.38	$1,192,380
Thrivent Small Cap Stock	20,417	$40.44	$825,680
			$39,344,132

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & EADB – 1.60% Expense Ratio
Thrivent Aggressive Allocation	89,726	$41.42	$3,716,714
Thrivent All Cap	348	$55.42	$19,275
Thrivent Conservative Allocation	5,819	$23.42	$136,283
Thrivent Dynamic Allocation	6,278	$25.94	$162,848
Thrivent Emerging Markets Equity	1,711	$17.09	$29,237
Thrivent ESG Index	—	$22.33	$—
Thrivent Global Stock	13,610	$35.58	$484,287
Thrivent Government Bond	1,019	$13.30	$13,576
Thrivent Healthcare	1,292	$37.39	$48,305
Thrivent High Yield	10,112	$24.29	$245,829
Thrivent Income	5,311	$17.12	$91,028
Thrivent International Equity	13,490	$15.96	$214,964
Thrivent International Index	242	$17.82	$4,311
Thrivent Large Cap Growth	6,390	$79.87	$510,347
Thrivent Large Cap Index	47,824	$59.63	$2,851,816
Thrivent Large Cap Value	5,861	$43.46	$254,718
Thrivent Mid Cap Growth	—	$14.39	$—
Thrivent Mid Cap Index	25,186	$48.03	$1,209,585
Thrivent Mid Cap Stock	4,890	$51.17	$250,229
Thrivent Mid Cap Value	435	$20.75	$9,030
Thrivent Moderate Allocation	29,620	$29.38	$870,255
Thrivent Moderately Aggressive Allocation	94,939	$34.57	$3,282,390
Thrivent Moderately Conservative Allocation	9,102	$21.81	$198,509
Thrivent Money Market	193,559	$1.01	$196,096
Thrivent Multisector Bond	12,908	$15.33	$197,934
Thrivent Real Estate Securities	6,335	$26.68	$169,008
Thrivent Short-Term Bond	1,894	$12.84	$24,385
Thrivent Small Cap Growth	1,680	$17.21	$28,908
Thrivent Small Cap Index	13,034	$43.71	$569,744
Thrivent Small Cap Stock	4,472	$41.72	$186,571
			$15,976,182

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Years 1-7 PADB & EADB – 1.80% Expense Ratio
Thrivent Aggressive Allocation	93	$39.74	$3,684
Thrivent All Cap	—	$53.18	$—
Thrivent Conservative Allocation	550	$22.47	$12,351
Thrivent Dynamic Allocation	2,777	$24.89	$69,107
Thrivent Emerging Markets Equity	—	$16.49	$—
Thrivent ESG Index	84	$22.08	$1,867
Thrivent Global Stock	100	$34.14	$3,399
Thrivent Government Bond	—	$12.76	$2
Thrivent Healthcare	—	$36.09	$—
Thrivent High Yield	128	$23.31	$3,003
Thrivent Income	—	$16.42	$9
Thrivent International Equity	—	$15.40	$—
Thrivent International Index	—	$17.62	$—
Thrivent Large Cap Growth	342	$76.63	$26,184
Thrivent Large Cap Index	543	$57.21	$31,072
Thrivent Large Cap Value	—	$41.70	$—
Thrivent Mid Cap Growth	—	$14.23	$—
Thrivent Mid Cap Index	358	$46.08	$16,479
Thrivent Mid Cap Stock	—	$49.09	$—
Thrivent Mid Cap Value	—	$20.51	$—
Thrivent Moderate Allocation	22,449	$28.19	$632,821
Thrivent Moderately Aggressive Allocation	6,969	$33.17	$231,176
Thrivent Moderately Conservative Allocation	26,646	$20.93	$557,601
Thrivent Money Market	9,242	$0.97	$8,978
Thrivent Multisector Bond	—	$14.71	$8
Thrivent Real Estate Securities	—	$25.60	$—
Thrivent Short-Term Bond	—	$12.32	$3
Thrivent Small Cap Growth	—	$16.95	$—
Thrivent Small Cap Index	212	$41.94	$8,910
Thrivent Small Cap Stock	—	$40.02	$—
			$1,606,654

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB, PADB & EADB – 1.90% Expense Ratio
Thrivent Aggressive Allocation	476,981	$38.93	$18,570,127
Thrivent All Cap	23,891	$52.09	$1,244,471
Thrivent Conservative Allocation	216,553	$22.01	$4,766,587
Thrivent Dynamic Allocation	56,284	$24.38	$1,371,737
Thrivent Emerging Markets Equity	36,671	$16.20	$592,866
Thrivent ESG Index	4,327	$21.95	$94,975
Thrivent Global Stock	46,993	$33.44	$1,571,599
Thrivent Government Bond	52,309	$12.50	$654,379
Thrivent Healthcare	52,328	$35.46	$1,855,664
Thrivent High Yield	76,659	$22.83	$1,752,377
Thrivent Income	159,387	$16.09	$2,566,063
Thrivent International Equity	114,826	$15.13	$1,737,811
Thrivent International Index	21,832	$17.52	$382,551
Thrivent Large Cap Growth	170,748	$75.07	$12,818,092
Thrivent Large Cap Index	257,010	$56.05	$14,404,534
Thrivent Large Cap Value	72,836	$40.85	$2,975,297
Thrivent Mid Cap Growth	45,757	$14.15	$647,540
Thrivent Mid Cap Index	147,121	$45.14	$6,640,950
Thrivent Mid Cap Stock	81,551	$48.09	$3,921,813
Thrivent Mid Cap Value	13,446	$20.40	$274,248
Thrivent Moderate Allocation	1,932,817	$27.61	$53,372,428
Thrivent Moderately Aggressive Allocation	1,441,109	$32.49	$46,828,772
Thrivent Moderately Conservative Allocation	456,570	$20.50	$9,359,299
Thrivent Money Market	3,339,520	$0.95	$3,180,743
Thrivent Multisector Bond	104,712	$14.41	$1,509,568
Thrivent Real Estate Securities	24,185	$25.07	$606,447
Thrivent Short-Term Bond	141,259	$12.07	$1,705,596
Thrivent Small Cap Growth	90,609	$16.82	$1,523,929
Thrivent Small Cap Index	146,074	$41.09	$6,001,514
Thrivent Small Cap Stock	60,243	$39.21	$2,361,980
			$205,293,957

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Years 8+ Basic Death Benefits – 0.90% Expense Ratio
Thrivent Aggressive Allocation	9,822,356	$46.98	$461,422,443
Thrivent All Cap	634,768	$62.85	$39,896,109
Thrivent Conservative Allocation	6,878,898	$26.56	$182,692,355
Thrivent Dynamic Allocation	2,644,870	$29.42	$77,799,794
Thrivent Emerging Markets Equity	1,048,446	$19.03	$19,952,204
Thrivent ESG Index	458,884	$23.14	$10,618,395
Thrivent Global Stock	1,276,741	$40.35	$51,520,733
Thrivent Government Bond	2,033,315	$15.09	$30,677,826
Thrivent Healthcare	1,444,691	$41.65	$60,168,261
Thrivent High Yield	2,074,305	$27.55	$57,150,270
Thrivent Income	4,633,328	$19.41	$89,956,050
Thrivent International Equity	3,593,429	$17.77	$63,865,564
Thrivent International Index	530,640	$18.47	$9,801,857
Thrivent Large Cap Growth	3,722,887	$90.58	$337,213,772
Thrivent Large Cap Index	5,342,085	$67.62	$361,256,609
Thrivent Large Cap Value	2,230,489	$49.29	$109,938,883
Thrivent Mid Cap Growth	622,496	$14.92	$9,286,664
Thrivent Mid Cap Index	2,449,885	$54.47	$133,435,128
Thrivent Mid Cap Stock	1,937,979	$58.03	$112,454,651
Thrivent Mid Cap Value	285,112	$21.50	$6,130,236
Thrivent Moderate Allocation	64,735,703	$33.32	$2,157,298,926
Thrivent Moderately Aggressive Allocation	40,740,303	$39.21	$1,597,368,796
Thrivent Moderately Conservative Allocation	34,288,344	$24.73	$848,102,184
Thrivent Money Market	108,237,175	$1.15	$124,290,754
Thrivent Multisector Bond	2,838,926	$17.38	$49,355,969
Thrivent Real Estate Securities	822,832	$30.26	$24,896,177
Thrivent Short-Term Bond	4,053,718	$14.56	$59,030,998
Thrivent Small Cap Growth	850,757	$18.05	$15,359,041
Thrivent Small Cap Index	2,301,697	$49.57	$114,105,820
Thrivent Small Cap Stock	1,267,151	$47.31	$59,948,099
			$7,274,994,568

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Years 8+ Maximum Anniversary Death Benefit (Option A) – 1.10% Expense Ratio
Thrivent Aggressive Allocation	8,696,078	$45.07	$391,953,462
Thrivent All Cap	440,735	$60.30	$26,578,065
Thrivent Conservative Allocation	4,347,110	$25.48	$110,772,897
Thrivent Dynamic Allocation	1,811,659	$28.22	$51,130,668
Thrivent Emerging Markets Equity	647,404	$18.37	$11,892,021
Thrivent ESG Index	161,846	$22.88	$3,702,790
Thrivent Global Stock	1,047,376	$38.72	$40,551,870
Thrivent Government Bond	1,227,011	$14.48	$17,762,560
Thrivent Healthcare	1,042,378	$40.20	$41,904,213
Thrivent High Yield	1,312,755	$26.43	$34,703,772
Thrivent Income	2,985,498	$18.63	$55,614,783
Thrivent International Equity	2,110,518	$17.16	$36,206,127
Thrivent International Index	388,784	$18.26	$7,100,459
Thrivent Large Cap Growth	2,545,587	$86.91	$221,231,006
Thrivent Large Cap Index	2,884,783	$64.88	$187,176,553
Thrivent Large Cap Value	1,767,373	$47.29	$83,581,158
Thrivent Mid Cap Growth	408,531	$14.75	$6,025,823
Thrivent Mid Cap Index	1,278,367	$52.26	$66,805,119
Thrivent Mid Cap Stock	1,436,091	$55.67	$79,953,864
Thrivent Mid Cap Value	236,859	$21.26	$5,035,275
Thrivent Moderate Allocation	46,404,098	$31.97	$1,483,464,996
Thrivent Moderately Aggressive Allocation	34,021,098	$37.62	$1,279,850,565
Thrivent Moderately Conservative Allocation	20,508,469	$23.73	$486,703,806
Thrivent Money Market	70,715,363	$1.10	$77,907,002
Thrivent Multisector Bond	2,145,904	$16.68	$35,795,959
Thrivent Real Estate Securities	605,965	$29.03	$17,591,202
Thrivent Short-Term Bond	3,048,537	$13.97	$42,594,306
Thrivent Small Cap Growth	534,549	$17.78	$9,503,188
Thrivent Small Cap Index	1,242,341	$47.57	$59,092,063
Thrivent Small Cap Stock	993,592	$45.39	$45,100,602
			$5,017,286,174

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Years 8+ Premium Accumulation Death Benefit (Option B) – 1.30% Expense Ratio
Thrivent Aggressive Allocation	286,440	$43.25	$12,387,220
Thrivent All Cap	38,100	$57.86	$2,204,450
Thrivent Conservative Allocation	217,614	$24.45	$5,320,500
Thrivent Dynamic Allocation	76,906	$27.08	$2,082,556
Thrivent Emerging Markets Equity	17,266	$17.73	$306,124
Thrivent ESG Index	2,483	$22.62	$56,168
Thrivent Global Stock	58,006	$37.15	$2,154,828
Thrivent Government Bond	75,622	$13.89	$1,050,351
Thrivent Healthcare	63,566	$38.80	$2,466,602
Thrivent High Yield	76,549	$25.36	$1,941,579
Thrivent Income	154,456	$17.87	$2,760,675
Thrivent International Equity	114,903	$16.56	$1,902,700
Thrivent International Index	4,322	$18.06	$78,034
Thrivent Large Cap Growth	95,909	$83.39	$7,997,345
Thrivent Large Cap Index	125,249	$62.25	$7,797,263
Thrivent Large Cap Value	71,832	$45.37	$3,259,307
Thrivent Mid Cap Growth	29,163	$14.58	$425,292
Thrivent Mid Cap Index	65,482	$50.14	$3,283,271
Thrivent Mid Cap Stock	56,436	$53.42	$3,014,712
Thrivent Mid Cap Value	8,764	$21.02	$184,202
Thrivent Moderate Allocation	1,990,043	$30.67	$61,039,873
Thrivent Moderately Aggressive Allocation	1,068,693	$36.09	$38,573,926
Thrivent Moderately Conservative Allocation	883,742	$22.77	$20,122,765
Thrivent Money Market	3,137,953	$1.06	$3,317,119
Thrivent Multisector Bond	123,352	$16.00	$1,974,250
Thrivent Real Estate Securities	26,299	$27.85	$732,500
Thrivent Short-Term Bond	185,202	$13.40	$2,482,732
Thrivent Small Cap Growth	36,897	$17.51	$645,941
Thrivent Small Cap Index	68,371	$45.64	$3,120,254
Thrivent Small Cap Stock	33,506	$43.55	$1,459,222
			$194,141,761

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Years 8+ Earnings Additions Death Benefit (Option C) – 1.15% Expense Ratio
Thrivent Aggressive Allocation	52,192	$44.61	$2,328,239
Thrivent All Cap	11,457	$59.68	$683,773
Thrivent Conservative Allocation	61,915	$25.22	$1,561,475
Thrivent Dynamic Allocation	23,500	$27.93	$656,431
Thrivent Emerging Markets Equity	4,381	$18.21	$79,758
Thrivent ESG Index	4,973	$22.81	$113,456
Thrivent Global Stock	16,169	$38.32	$619,597
Thrivent Government Bond	7,542	$14.33	$108,057
Thrivent Healthcare	15,619	$39.85	$622,364
Thrivent High Yield	28,759	$26.16	$752,404
Thrivent Income	18,889	$18.44	$348,237
Thrivent International Equity	37,859	$17.00	$643,759
Thrivent International Index	1,698	$18.21	$30,928
Thrivent Large Cap Growth	43,488	$86.01	$3,740,534
Thrivent Large Cap Index	38,365	$64.22	$2,463,634
Thrivent Large Cap Value	35,803	$46.80	$1,675,750
Thrivent Mid Cap Growth	3,618	$14.71	$53,221
Thrivent Mid Cap Index	13,152	$51.72	$680,237
Thrivent Mid Cap Stock	14,729	$55.10	$811,586
Thrivent Mid Cap Value	2,663	$21.20	$56,443
Thrivent Moderate Allocation	504,650	$31.64	$15,966,820
Thrivent Moderately Aggressive Allocation	353,497	$37.23	$13,161,466
Thrivent Moderately Conservative Allocation	139,227	$23.49	$3,270,118
Thrivent Money Market	1,152,373	$1.09	$1,256,490
Thrivent Multisector Bond	26,320	$16.51	$434,524
Thrivent Real Estate Securities	11,913	$28.73	$342,275
Thrivent Short-Term Bond	4,712	$13.83	$65,174
Thrivent Small Cap Growth	6,331	$17.71	$112,123
Thrivent Small Cap Index	11,914	$47.08	$560,856
Thrivent Small Cap Stock	22,192	$44.92	$996,946
			$54,196,675

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A and B – 1.40% Expense Ratio
Thrivent Aggressive Allocation	499,837	$42.36	$21,172,997
Thrivent All Cap	28,949	$56.67	$1,640,690
Thrivent Conservative Allocation	254,074	$23.95	$6,084,711
Thrivent Dynamic Allocation	118,281	$26.52	$3,137,359
Thrivent Emerging Markets Equity	62,927	$17.42	$1,096,153
Thrivent ESG Index	2,372	$22.49	$53,353
Thrivent Global Stock	55,943	$36.39	$2,035,626
Thrivent Government Bond	93,603	$13.60	$1,273,485
Thrivent Healthcare	63,129	$38.12	$2,406,699
Thrivent High Yield	104,659	$24.84	$2,600,329
Thrivent Income	141,632	$17.51	$2,479,680
Thrivent International Equity	138,368	$16.27	$2,251,057
Thrivent International Index	3,906	$17.95	$70,129
Thrivent Large Cap Growth	146,441	$81.68	$11,960,996
Thrivent Large Cap Index	224,068	$60.98	$13,663,602
Thrivent Large Cap Value	110,100	$44.45	$4,893,411
Thrivent Mid Cap Growth	15,525	$14.50	$225,128
Thrivent Mid Cap Index	137,138	$49.11	$6,735,278
Thrivent Mid Cap Stock	79,498	$52.32	$4,159,623
Thrivent Mid Cap Value	13,030	$20.90	$272,331
Thrivent Moderate Allocation	2,615,945	$30.04	$78,595,006
Thrivent Moderately Aggressive Allocation	1,600,004	$35.36	$56,568,809
Thrivent Moderately Conservative Allocation	839,301	$22.30	$18,719,500
Thrivent Money Market	4,858,514	$1.04	$5,030,550
Thrivent Multisector Bond	87,944	$15.68	$1,378,748
Thrivent Real Estate Securities	31,367	$27.28	$855,782
Thrivent Short-Term Bond	168,841	$13.13	$2,217,143
Thrivent Small Cap Growth	43,066	$17.37	$748,166
Thrivent Small Cap Index	132,395	$44.70	$5,918,389
Thrivent Small Cap Stock	59,422	$42.66	$2,534,937
			$260,779,667

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A and C – 1.25% Expense Ratio
Thrivent Aggressive Allocation	154,373	$43.70	$6,745,381
Thrivent All Cap	9,303	$58.46	$543,857
Thrivent Conservative Allocation	81,308	$24.70	$2,008,594
Thrivent Dynamic Allocation	36,705	$27.36	$1,004,264
Thrivent Emerging Markets Equity	12,999	$17.89	$232,526
Thrivent ESG Index	10,698	$22.68	$242,686
Thrivent Global Stock	31,005	$37.53	$1,163,769
Thrivent Government Bond	24,763	$14.03	$347,528
Thrivent Healthcare	19,430	$39.15	$760,665
Thrivent High Yield	42,813	$25.62	$1,097,186
Thrivent Income	58,957	$18.06	$1,064,726
Thrivent International Equity	80,091	$16.71	$1,338,011
Thrivent International Index	6,517	$18.11	$118,017
Thrivent Large Cap Growth	95,766	$84.25	$8,068,509
Thrivent Large Cap Index	85,241	$62.90	$5,361,786
Thrivent Large Cap Value	59,417	$45.85	$2,724,027
Thrivent Mid Cap Growth	34,966	$14.62	$511,374
Thrivent Mid Cap Index	47,806	$50.66	$2,421,896
Thrivent Mid Cap Stock	39,145	$53.97	$2,112,773
Thrivent Mid Cap Value	4,948	$21.08	$104,293
Thrivent Moderate Allocation	962,326	$30.99	$29,823,930
Thrivent Moderately Aggressive Allocation	704,242	$36.47	$25,683,523
Thrivent Moderately Conservative Allocation	345,547	$23.01	$7,949,889
Thrivent Money Market	1,333,598	$1.07	$1,424,403
Thrivent Multisector Bond	45,305	$16.17	$732,633
Thrivent Real Estate Securities	23,088	$28.14	$649,770
Thrivent Short-Term Bond	80,661	$13.54	$1,092,599
Thrivent Small Cap Growth	20,660	$17.57	$363,086
Thrivent Small Cap Index	36,844	$46.11	$1,698,948
Thrivent Small Cap Stock	35,044	$44.00	$1,542,076
			$108,932,725

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options B and C – 1.45% Expense Ratio
Thrivent Aggressive Allocation	30,352	$41.92	$1,272,482
Thrivent All Cap	5,362	$56.09	$300,743
Thrivent Conservative Allocation	14,988	$23.70	$355,250
Thrivent Dynamic Allocation	25,577	$26.25	$671,435
Thrivent Emerging Markets Equity	890	$17.27	$15,366
Thrivent ESG Index	—	$22.43	$—
Thrivent Global Stock	2,432	$36.01	$87,596
Thrivent Government Bond	972	$13.46	$13,097
Thrivent Healthcare	5,565	$37.79	$210,298
Thrivent High Yield	5,023	$24.59	$123,511
Thrivent Income	4,701	$17.33	$81,463
Thrivent International Equity	15,713	$16.13	$253,430
Thrivent International Index	—	$17.90	$—
Thrivent Large Cap Growth	7,430	$80.84	$600,625
Thrivent Large Cap Index	4,325	$60.35	$261,049
Thrivent Large Cap Value	1,688	$43.99	$74,280
Thrivent Mid Cap Growth	—	$14.46	$—
Thrivent Mid Cap Index	3,274	$48.61	$159,149
Thrivent Mid Cap Stock	2,986	$51.79	$154,634
Thrivent Mid Cap Value	—	$20.84	$—
Thrivent Moderate Allocation	91,066	$29.74	$2,707,893
Thrivent Moderately Aggressive Allocation	102,150	$34.99	$3,574,377
Thrivent Moderately Conservative Allocation	53,698	$22.07	$1,185,328
Thrivent Money Market	32,791	$1.02	$33,621
Thrivent Multisector Bond	9,488	$15.51	$147,218
Thrivent Real Estate Securities	3,414	$27.00	$92,196
Thrivent Short-Term Bond	6,913	$13.00	$89,834
Thrivent Small Cap Growth	2,007	$17.31	$34,736
Thrivent Small Cap Index	3,428	$44.24	$151,672
Thrivent Small Cap Stock	1,554	$42.22	$65,624
			$12,716,907

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A, B and C – 1.55% Expense Ratio
Thrivent Aggressive Allocation	1,881,274	$41.07	$77,255,389
Thrivent All Cap	107,622	$54.94	$5,913,081
Thrivent Conservative Allocation	1,082,152	$23.22	$25,124,082
Thrivent Dynamic Allocation	467,829	$25.71	$12,029,858
Thrivent Emerging Markets Equity	214,686	$16.96	$3,641,775
Thrivent ESG Index	76,163	$22.30	$1,698,576
Thrivent Global Stock	259,750	$35.28	$9,162,807
Thrivent Government Bond	264,745	$13.19	$3,491,865
Thrivent Healthcare	238,037	$37.13	$8,837,231
Thrivent High Yield	366,367	$24.08	$8,824,161
Thrivent Income	726,295	$16.97	$12,327,172
Thrivent International Equity	594,603	$15.84	$9,420,241
Thrivent International Index	33,815	$17.80	$601,996
Thrivent Large Cap Growth	561,666	$79.18	$44,474,063
Thrivent Large Cap Index	807,463	$59.12	$47,734,536
Thrivent Large Cap Value	357,169	$43.09	$15,389,332
Thrivent Mid Cap Growth	108,315	$14.38	$1,557,348
Thrivent Mid Cap Index	423,637	$47.61	$20,170,272
Thrivent Mid Cap Stock	366,149	$50.72	$18,572,798
Thrivent Mid Cap Value	48,412	$20.72	$1,003,230
Thrivent Moderate Allocation	8,953,620	$29.13	$260,788,060
Thrivent Moderately Aggressive Allocation	6,181,521	$34.27	$211,871,483
Thrivent Moderately Conservative Allocation	2,787,260	$21.62	$60,266,486
Thrivent Money Market	17,144,962	$1.00	$17,209,455
Thrivent Multisector Bond	403,470	$15.20	$6,132,006
Thrivent Real Estate Securities	151,298	$26.45	$4,001,649
Thrivent Short-Term Bond	633,908	$12.73	$8,069,712
Thrivent Small Cap Growth	150,810	$17.17	$2,589,929
Thrivent Small Cap Index	396,323	$43.34	$17,175,186
Thrivent Small Cap Stock	233,680	$41.36	$9,664,050
			$924,997,829
Years 8+ Basic Death Benefits and Return Protection – 1.40% Expense Ratio
Thrivent Moderately Conservative Allocation	—	$18.17	$—
			$-
Years 8+ Basic Death Benefits and Return Protection – 1.65% Expense Ratio
Thrivent Moderate Allocation	—	$28.82	$—
Thrivent Moderately Aggressive Allocation	—	$33.91	$—
Thrivent Moderately Conservative Allocation	—	$21.39	$—
			$-

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Years 8+ Maximum Anniversary Death Benefit and Return Protection – 1.60% Expense Ratio
Thrivent Moderately Conservative Allocation	—	$17.67	$—
			$-
Years 8+ Maximum Anniversary Death Benefit and Return Protection – 1.85% Expense Ratio
Thrivent Moderate Allocation	—	$27.65	$—
Thrivent Moderately Aggressive Allocation	—	$32.54	$—
Thrivent Moderately Conservative Allocation	—	$20.53	$—
			$-
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 1.80% Expense Ratio
Thrivent Moderately Conservative Allocation	8,947,616	$17.41	$155,742,435
			$155,742,435
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.20% Expense Ratio
Thrivent Moderate Allocation	1,466	$20.52	$30,087
			$30,087
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 1.45% Expense Ratio
Thrivent Moderately Conservative Allocation	54,464,273	$18.26	$994,280,304
			$994,280,304
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 1.85% Expense Ratio
Thrivent Moderate Allocation	76,159,318	$21.53	$1,639,819,493
			$1,639,819,493
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 1.85% Expense Ratio
Thrivent Moderately Aggressive Allocation	27,045,732	$23.40	$632,814,885
			$632,814,885

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
AdvisorFlex
American Funds IS® Global Growth Class 1	79,692	$25.34	$2,019,601
American Funds IS® Growth-Income Class 1	144,800	$28.82	$4,172,464
American Funds IS® International Class 1	47,345	$15.35	$726,979
BlackRock Total Return V.I. Class I	47,685	$11.05	$524,475
Dimensional VA International Small Portfolio	27,621	$17.49	$483,135
Dimensional VA US Targeted Value	96,329	$20.94	$2,017,538
Fidelity® VIP Emerging Markets Initial Class	143,857	$20.84	$2,995,694
Fidelity® VIP International Capital Appreciation Initial Class	37,448	$20.64	$772,908
Fidelity® VIP Value Initial Class	47,976	$23.04	$1,105,383
Janus Henderson Enterprise Institutional Class	32,662	$24.64	$804,798
John Hancock Core Bond Trust Series NAV	132,735	$11.06	$1,468,299
John Hancock International Equity Index Trust Series NAV	14,801	$17.77	$263,071
John Hancock Strategic Income Opportunities Trust Series NAV	52,353	$12.12	$634,626
MFS® VIT II – MFS® Blended Research Core Equity Initial Class	147,047	$29.83	$4,386,968
MFS® VIT II – MFS® Corporate Bond Initial Class	48,039	$12.01	$577,054
MFS® VIT III – MFS® Global Real Estate Initial Class	4,102	$13.55	$55,566
MFS® VIT II – MFS® International Intrinsic Value Initial Class	21,529	$20.48	$440,996
MFS® VIT III – MFS® Mid Cap Value Initial Class	54,274	$20.12	$1,091,837
MFS® VIT II – MFS® Technology Initial Class	67,254	$40.33	$2,712,679
MFS® VIT – MFS® Value Initial Class	25,439	$20.06	$510,218
PIMCO VIT Emerging Markets Bond Institutional Class	8,481	$12.96	$109,893
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	14,656	$11.06	$162,058
PIMCO VIT Long-Term U.S. Government Institutional Class	37,453	$8.92	$334,100
PIMCO VIT Real Return Institutional Class	49,377	$12.23	$603,875
Principal Diversified International	15,870	$17.55	$278,553
Principal Government & High Quality Bond	51,661	$10.32	$533,042
Principal Small Cap	26,333	$19.44	$511,912
Templeton Global Bond VIP Class 1	16,745	$9.03	$151,211
Thrivent All Cap	5,698	$26.70	$152,150
Thrivent Conservative Allocation	130,952	$14.55	$1,905,235
Thrivent Dynamic Allocation	71,857	$16.50	$1,185,599
Thrivent Emerging Markets Equity	8,407	$15.19	$127,685
Thrivent ESG Index	1,874	$23.90	$44,793
Thrivent Global Stock	50,012	$22.80	$1,140,511
Thrivent Healthcare	32,523	$19.52	$635,015
Thrivent High Yield	76,591	$13.78	$1,055,520

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Thrivent Income	125,624	$12.50	$1,570,058
Thrivent International Equity	22,184	$16.74	$371,454
Thrivent International Index	22,268	$19.08	$424,856
Thrivent Large Cap Growth	296,594	$38.68	$11,471,640
Thrivent Large Cap Index	156,456	$30.82	$4,822,081
Thrivent Large Cap Value	132,331	$24.64	$3,260,332
Thrivent Mid Cap Growth	85,238	$15.41	$1,313,471
Thrivent Mid Cap Index	80,662	$20.49	$1,653,117
Thrivent Mid Cap Stock	120,310	$20.42	$2,457,083
Thrivent Mid Cap Value	8,245	$22.21	$183,098
Thrivent Money Market	995,948	$1.17	$1,163,624
Thrivent Multisector Bond	27,119	$12.45	$337,648
Thrivent Real Estate Securities	31,256	$13.87	$433,575
Thrivent Short-Term Bond	116,117	$12.31	$1,429,651
Thrivent Small Cap Growth	35,363	$18.87	$667,434
Thrivent Small Cap Index	62,544	$18.60	$1,163,419
Thrivent Small Cap Stock	85,381	$21.87	$1,867,320
Vanguard® VIF Capital Growth	81,346	$29.91	$2,433,015
Vanguard® VIF International	67,238	$20.10	$1,347,348
Vanguard® VIF Short-Term Investment-Grade	112,676	$11.87	$1,337,432
Vanguard® VIF Small Company Growth	20,483	$18.37	$375,785
Vanguard® VIF Total Bond Market Index	445,031	$11.03	$4,909,077
Vanguard® VIF Total Stock Market Index	265,907	$29.24	$7,775,227
			$89,463,186

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Death Claims – 2002
Thrivent Aggressive Allocation	344	$44.16	$15,211
Thrivent All Cap	402	$56.54	$22,702
Thrivent Conservative Allocation	3,916	$25.90	$101,427
Thrivent Dynamic Allocation	2,607	$28.99	$75,554
Thrivent Emerging Markets Equity	—	$19.20	$—
Thrivent ESG Index	—	$23.21	$—
Thrivent Global Stock	11,294	$38.85	$438,814
Thrivent Government Bond	7,725	$15.22	$117,579
Thrivent Healthcare	447	$42.02	$18,771
Thrivent High Yield	3,610	$26.84	$96,894
Thrivent Income	3,045	$19.52	$59,447
Thrivent International Equity	9,465	$17.93	$169,802
Thrivent International Index	131	$18.52	$2,434
Thrivent Large Cap Growth	5,262	$83.96	$441,760
Thrivent Large Cap Index	3,860	$65.71	$253,638
Thrivent Large Cap Value	5,357	$48.21	$258,228
Thrivent Mid Cap Growth	621	$14.96	$9,295
Thrivent Mid Cap Index	2,172	$50.03	$108,667
Thrivent Mid Cap Stock	7,100	$51.70	$367,030
Thrivent Mid Cap Value	—	$21.56	$—
Thrivent Moderate Allocation	17,628	$32.17	$567,103
Thrivent Moderately Aggressive Allocation	13,621	$37.36	$508,903
Thrivent Moderately Conservative Allocation	10,187	$24.15	$246,038
Thrivent Money Market	84,133	$1.15	$96,664
Thrivent Multisector Bond	3,161	$17.52	$55,383
Thrivent Real Estate Securities	3,393	$28.11	$95,357
Thrivent Short-Term Bond	9,714	$14.61	$141,944
Thrivent Small Cap Growth	571	$18.12	$10,357
Thrivent Small Cap Index	1,489	$44.87	$66,800
Thrivent Small Cap Stock	3,727	$43.32	$161,445
			$4,507,247

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Death Claims – 2005
Thrivent Aggressive Allocation	26,437	$44.16	$1,167,375
Thrivent All Cap	284	$56.54	$16,068
Thrivent Conservative Allocation	82,385	$25.90	$2,133,649
Thrivent Dynamic Allocation	7,232	$28.99	$209,636
Thrivent Emerging Markets Equity	24,326	$19.20	$467,041
Thrivent ESG Index	—	$23.21	$—
Thrivent Global Stock	2,324	$38.85	$90,277
Thrivent Government Bond	21,682	$15.22	$330,009
Thrivent Healthcare	10,335	$42.02	$434,244
Thrivent High Yield	10,383	$26.84	$278,696
Thrivent Income	28,361	$19.52	$553,654
Thrivent International Equity	15,005	$17.93	$269,058
Thrivent International Index	—	$18.52	$—
Thrivent Large Cap Growth	7,339	$83.96	$616,193
Thrivent Large Cap Index	28,162	$65.71	$1,850,643
Thrivent Large Cap Value	6,773	$48.21	$326,504
Thrivent Mid Cap Growth	—	$14.96	$—
Thrivent Mid Cap Index	10,212	$50.03	$510,937
Thrivent Mid Cap Stock	8,307	$51.70	$429,424
Thrivent Mid Cap Value	1,314	$21.56	$28,332
Thrivent Moderate Allocation	330,934	$32.17	$10,646,134
Thrivent Moderately Aggressive Allocation	85,727	$37.36	$3,202,929
Thrivent Moderately Conservative Allocation	270,956	$24.15	$6,544,272
Thrivent Money Market	284,481	$1.15	$326,839
Thrivent Multisector Bond	22,532	$17.52	$394,757
Thrivent Real Estate Securities	2,761	$28.11	$77,591
Thrivent Short-Term Bond	27,225	$14.61	$397,827
Thrivent Small Cap Growth	—	$18.12	$—
Thrivent Small Cap Index	6,667	$44.87	$299,153
Thrivent Small Cap Stock	8,398	$43.32	$363,764
			$31,965,006

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Death Claims – AdvisorFlex
American Funds IS® Global Growth Class 1	—	$25.34	$—
American Funds IS® Growth-Income Class 1	—	$28.82	$—
American Funds IS® International Class 1	—	$15.35	$—
BlackRock Total Return V.I. Class I	—	$11.05	$—
Dimensional VA International Small Portfolio	—	$17.49	$—
Dimensional VA US Targeted Value	—	$20.94	$—
Fidelity® VIP Emerging Markets Initial Class	—	$20.84	$—
Fidelity® VIP International Capital Appreciation Initial Class	—	$20.64	$—
Fidelity® VIP Value Initial Class	—	$23.04	$—
Janus Henderson Enterprise Institutional Class	—	$24.64	$—
John Hancock Core Bond Trust Series NAV	—	$11.06	$—
John Hancock International Equity Index Trust Series NAV	—	$17.77	$—
John Hancock Strategic Income Opportunities Trust Series NAV	—	$12.12	$—
MFS® VIT II – MFS® Blended Research Core Equity Initial Class	—	$29.83	$—
MFS® VIT II – MFS® Corporate Bond Initial Class	—	$12.01	$—
MFS® VIT III – MFS® Global Real Estate Initial Class	—	$13.55	$—
MFS® VIT II – MFS® International Intrinsic Value Initial Class	—	$20.48	$—
MFS® VIT III – MFS® Mid Cap Value Initial Class	—	$20.12	$—
MFS® VIT II – MFS® Technology Initial Class	—	$40.33	$—
MFS® VIT – MFS® Value Initial Class	—	$20.06	$—
PIMCO VIT Emerging Markets Bond Institutional Class	—	$12.96	$—
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	—	$11.06	$—
PIMCO VIT Long-Term U.S. Government Institutional Class	—	$8.92	$—
PIMCO VIT Real Return Institutional Class	—	$12.23	$—
Principal Diversified International	—	$17.55	$—
Principal Government & High Quality Bond	—	$10.32	$—
Principal Small Cap	—	$19.44	$—
Templeton Global Bond VIP Class 1	—	$9.03	$—
Thrivent All Cap	—	$26.70	$—
Thrivent Conservative Allocation	—	$14.55	$—
Thrivent Dynamic Allocation	—	$16.50	$—
Thrivent Emerging Markets Equity	—	$15.19	$—
Thrivent ESG Index	—	$23.90	$—
Thrivent Global Stock	—	$22.80	$—
Thrivent Healthcare	—	$19.52	$—
Thrivent High Yield	—	$13.78	$—

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Thrivent Income	—	$12.50	$—
Thrivent International Equity	—	$16.74	$—
Thrivent International Index	—	$19.08	$—
Thrivent Large Cap Growth	—	$38.68	$—
Thrivent Large Cap Index	—	$30.82	$—
Thrivent Large Cap Value	—	$24.64	$—
Thrivent Mid Cap Growth	—	$15.41	$—
Thrivent Mid Cap Index	—	$20.49	$—
Thrivent Mid Cap Stock	—	$20.42	$—
Thrivent Mid Cap Value	—	$22.21	$—
Thrivent Money Market	—	$1.17	$—
Thrivent Multisector Bond	—	$12.45	$—
Thrivent Short-Term Bond	—	$12.31	$—
Thrivent Small Cap Growth	—	$18.87	$—
Thrivent Small Cap Index	—	$18.60	$—
Thrivent Small Cap Stock	—	$21.87	$—
Vanguard® VIF Capital Growth	—	$29.91	$—
Vanguard® VIF International	—	$20.10	$—
Vanguard® VIF Short-Term Investment-Grade	—	$11.87	$—
Vanguard® VIF Small Company Growth	—	$18.37	$—
Vanguard® VIF Total Bond Market Index	—	$11.03	$—
Vanguard® VIF Total Stock Market Index	—	$29.24	$—
			$-

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Retirement Choice
American Funds IS® Global Growth Class 4	5,497,958	$17.14	$94,248,866
American Funds IS® Growth-Income Class 4	4,808,844	$20.82	$100,129,936
American Funds IS® International Growth and Income Class 4	1,061,602	$16.66	$17,690,886
American Funds IS® International Class 4	667,581	$13.98	$9,336,088
BlackRock Total Return V.I. Class III	12,576,052	$9.28	$116,139,086
Eaton Vance VT Floating-Rate Income Initial Share Class	6,697,597	$12.46	$83,429,730
Fidelity VIP Emerging Markets Service Class 2	2,007,546	$16.82	$33,767,698
Fidelity VIP Energy Service Class 2	861,208	$29.50	$25,404,043
Fidelity VIP International Capital Appreciation Service Class 2	5,182,208	$15.45	$80,086,319
Fidelity VIP Value Service Class 2	2,451,442	$22.52	$55,206,044
Franklin Small Cap Value VIP Class 2	1,617,736	$18.39	$29,753,898
Goldman Sachs VIT Core Fixed Income Service Shares	8,505,761	$9.17	$77,972,495
Goldman Sachs VIT Small Cap Equity Insights Service Shares	1,353,788	$19.56	$26,482,312
Janus Henderson VIT Enterprise Service Class	2,666,977	$17.06	$45,496,563
Janus Henderson VIT Forty Service Class	6,843,813	$20.09	$137,522,439
John Hancock VIT Core Bond Trust Series II	5,333,058	$9.15	$48,813,111
John Hancock International Small Company Trust Series II	410,906	$17.42	$7,159,104
John Hancock Strategic Income Opportunities Trust Series II	4,905,386	$10.84	$53,151,364
MFS® VIT II – Core Equity Service Class	2,282,947	$19.34	$44,157,121
MFS® VIT III Global Real Estate Service Class	675,896	$11.47	$7,753,313
MFS® VIT III Mid Cap Value Service Class	996,471	$18.77	$18,705,869
MFS® VIT – New Discovery Series Service Class	2,322,369	$12.58	$29,225,403
MFS® VIT II Technology Service Class	4,305,998	$20.63	$88,835,592
MFS® VIT Value Series Service Class	1,326,231	$17.66	$23,415,252
PIMCO VIT Emerging Markets Bond Advisor Class	324,979	$11.47	$3,726,824
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	1,200,693	$10.28	$12,340,224
PIMCO VIT Long-Term US Government Advisor Class	5,101,298	$6.35	$32,377,874
PIMCO VIT Real Return Advisor Class	10,439,585	$10.40	$108,557,017
Principal Capital Appreciation Class 2	3,197,145	$21.63	$69,142,195
Principal VC Equity Income Class 2	2,325,620	$18.68	$43,444,020
Putnam VT International Value Class 1B	853,500	$20.68	$17,646,403
Putnam VT Research Class 1B	2,423,231	$22.43	$54,357,414
Templeton Global Bond VIP Class 2	1,143,347	$8.90	$10,178,006
Thrivent Aggressive Allocation	25,538,190	$18.49	$472,167,157
Thrivent All Cap	2,237,749	$20.69	$46,296,363
Thrivent Conservative Allocation	5,923,662	$12.63	$74,801,051
Thrivent Dynamic Allocation	2,613,686	$14.41	$37,663,566

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Thrivent Emerging Markets Equity	603,200	$14.59	$8,798,772
Thrivent ESG Index	1,452,701	$21.44	$31,145,968
Thrivent Global Stock	2,439,823	$19.13	$46,667,528
Thrivent Government Bond	4,626,642	$9.34	$43,231,273
Thrivent Healthcare	4,765,600	$13.40	$63,843,751
Thrivent High Yield	25,726,802	$12.53	$322,477,930
Thrivent Income	32,006,777	$10.06	$321,934,175
Thrivent International Equity	928,162	$16.95	$15,730,473
Thrivent International Index	3,109,161	$17.06	$53,050,187
Thrivent Large Cap Growth	27,286,803	$21.37	$583,209,159
Thrivent Large Cap Index	26,406,122	$22.09	$583,380,699
Thrivent Large Cap Value	6,746,611	$22.13	$149,300,044
Thrivent Mid Cap Growth	3,681,700	$13.08	$48,174,340
Thrivent Mid Cap Index	10,482,105	$18.57	$194,701,473
Thrivent Mid Cap Stock	13,872,572	$17.49	$242,604,586
Thrivent Mid Cap Value	1,184,080	$20.69	$24,493,689
Thrivent Moderate Allocation	70,957,591	$15.11	$1,072,129,686
Thrivent Moderately Aggressive Allocation	122,875,540	$16.47	$2,024,174,821
Thrivent Moderately Conservative Allocation	15,837,576	$12.75	$201,893,637
Thrivent Money Market	69,049,781	$1.09	$74,923,988
Thrivent Multisector Bond	2,084,828	$11.12	$23,192,706
Thrivent Real Estate Securities	1,408,567	$12.37	$17,420,569
Thrivent Short-Term Bond	11,645,684	$10.90	$127,000,265
Thrivent Small Cap Growth	4,525,897	$14.24	$64,456,361
Thrivent Small Cap Index	11,366,579	$17.77	$202,020,539
Thrivent Small Cap Stock	8,530,536	$19.28	$164,441,727
			$8,940,978,992

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Death Claims – Retirement Choice
American Funds IS® Global Growth Class 4	—	$17.43	$—
American Funds IS® Growth-Income Class 4	—	$21.17	$—
American Funds IS® International Growth and Income Class 4	—	$16.94	$—
American Funds IS® International Class 4	—	$14.22	$—
BlackRock Total Return V.I. Class III	897	$9.43	$8,406
Eaton Vance VT Floating-Rate Income Initial Share Class	11,717	$12.66	$148,382
Fidelity VIP Emerging Markets Service Class 2	—	$17.10	$—
Fidelity VIP Energy Service Class 2	2,500	$29.99	$74,963
Fidelity VIP International Capital Appreciation Service Class 2	—	$15.71	$—
Fidelity VIP Value Service Class 2	194	$22.89	$4,439
Franklin Small Cap Value VIP Class 2	7,853	$18.70	$146,836
Goldman Sachs VIT Core Fixed Income Service Shares	—	$9.32	$—
Goldman Sachs VIT Small Cap Equity Insights Service Shares	—	$19.89	$—
Janus Henderson VIT Enterprise Service Class	—	$17.34	$—
Janus Henderson VIT Forty Service Class	425	$20.43	$8,683
John Hancock VIT Core Bond Trust Series II	—	$9.31	$—
John Hancock International Small Company Trust Series II	—	$17.71	$—
John Hancock Strategic Income Opportunities Trust Series II	—	$11.02	$—
MFS® VIT II – Core Equity Service Class	—	$19.66	$—
MFS® VIT III Global Real Estate Service Class	—	$11.66	$—
MFS® VIT III Mid Cap Value Service Class	—	$19.08	$—
MFS® VIT – New Discovery Series Service Class	—	$12.79	$—
MFS® VIT II Technology Service Class	—	$20.97	$—
MFS® VIT Value Series Service Class	—	$17.95	$—
PIMCO VIT Emerging Markets Bond Advisor Class	—	$11.66	$—
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	648	$10.45	$6,773
PIMCO VIT Long-Term US Government Advisor Class	—	$6.45	$—
PIMCO VIT Real Return Advisor Class	—	$10.57	$34
Principal Capital Appreciation Class 2	—	$21.99	$—
Principal VC Equity Income Class 2	—	$18.99	$—
Putnam VT International Value Class 1B	—	$21.02	$—
Putnam VT Research Class 1B	—	$22.81	$—
Templeton Global Bond VIP Class 2	—	$9.05	$—
Thrivent Aggressive Allocation	238	$18.80	$4,474
Thrivent All Cap	178	$21.03	$3,735
Thrivent Conservative Allocation	1,604	$12.84	$20,593
Thrivent Dynamic Allocation	—	$14.65	$—

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Thrivent Emerging Markets Equity	—	$14.83	$—
Thrivent ESG Index	—	$21.80	$—
Thrivent Global Stock	534	$19.45	$10,376
Thrivent Government Bond	467	$9.50	$4,435
Thrivent Healthcare	—	$13.62	$—
Thrivent High Yield	5,510	$12.74	$70,212
Thrivent Income	10,478	$10.23	$107,138
Thrivent International Equity	—	$17.23	$—
Thrivent International Index	—	$17.35	$—
Thrivent Large Cap Growth	903	$21.73	$19,626
Thrivent Large Cap Index	14,829	$22.46	$333,072
Thrivent Large Cap Value	6,828	$22.50	$153,618
Thrivent Mid Cap Growth	—	$13.30	$—
Thrivent Mid Cap Index	3,293	$18.88	$62,176
Thrivent Mid Cap Stock	4,554	$17.78	$80,959
Thrivent Mid Cap Value	—	$21.03	$—
Thrivent Moderate Allocation	37,897	$15.36	$582,144
Thrivent Moderately Aggressive Allocation	—	$16.75	$—
Thrivent Moderately Conservative Allocation	14,275	$12.96	$185,003
Thrivent Money Market	—	$1.10	$—
Thrivent Multisector Bond	—	$11.31	$—
Thrivent Real Estate Securities	—	$12.57	$—
Thrivent Short-Term Bond	1,036	$11.09	$11,484
Thrivent Small Cap Growth	366	$14.48	$5,296
Thrivent Small Cap Index	3,433	$18.07	$62,023
Thrivent Small Cap Stock	8,113	$19.60	$158,987
			$2,273,864
(8) SUBACCOUNT MERGERS
A Special Meeting of shareholders of the Thrivent Low Volatillity Equity and Thrivent Multidimensional Income (the “Target Portfolios”) which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on June 27, 2024. The Contractholders of each Subaccount voted in favor of merging the Target Portfolios into the Portfolios shown below (“the Acquiring Portfolios”) effective July 26, 2024.
	The Target Portfolio	The Acquiring Portfolio
Merger 1	Thrivent Low Volatility Equity	Thrivent Global Stock
Merger 2	Thrivent Multidimensional Income	Thrivent Opportunity Income Plus
The merger was accomplished by tax free exchanges as detailed below:
Merger 1	Net Assets as of July 26, 2024	Shares as of July 26, 2024
Acquiring Portfolio	$214,474,587	15,048,525

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(8) SUBACCOUNT MERGERS - continued

Merger 1	Net Assets as of July 26, 2024	Shares as of July 26, 2024
Target Portfolio	$46,487,184	3,819,284
After Acquisition	$260,961,771	18,867,809

Merger 2	Net Assets as of July 26, 2024	Shares as of July 26, 2024
Acquiring Portfolio	$142,852,449	15,903,064
Target Portfolio	$38,512,544	4,282,741
After Acquisition	$181,364,993	20,185,805
The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of July 25, 2024.
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Low Volatility Equity	$(2,623,453)	$1,476,685	$4,835,837
Thrivent Multidimensional Income	$3,122,825	$3,025,829	$(4,928,254)
Assuming the acquisition had been completed on January 1, 2024 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2024, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Global Stock	$11,589,520	$2,811,674	$18,948,550
Thrivent Opportunity Income Plus	$6,846,618	$8,939,324	$(8,251,502)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio's statement of operations since July 26, 2024.
Assuming the acquisition had been completed on January 1, 2023 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2023, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Global Stock	$(86,602,999)	$(490,676)	$31,481,165
Thrivent Opportunity Income Plus	$(32,914,325)	$5,845,378	$(7,310,252)

PART C. OTHER INFORMATION
Exhibit	Description	Filed Herewith / Incorporated by reference from
(a)	Resolution of the Board of Directors of Thrivent Financial for Lutherans authorizing the establishment of Thrivent Variable Annuity Account I (“Registered Separate Account”)	Initial registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on May 31, 2002
(b)	Custodian Agreements	Not Applicable
(c)	Underwriting Contracts	Pre-Effective Amendment No. 1 to the registration statement to Form N-4 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019
(d)(i)	Contract	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017
(d)(ii)	Maximum Anniversary Death Benefit Rider	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017
(d)(iii)	Amendatory Agreement (Unisex Tables)	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017
(d)(iv)	Amendatory Agreement (Sex Distinct Tables)	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017
(d)(v)	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 13 to the registration statement of the Registered Separate Account, Registration Statement No. 333-89488, filed on April 19, 2010
(d)(vi)	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 13 to the registration statement of the Registered Separate Account, Registration Statement No. 333-89488, filed on April 19, 2010
(d)(vii)	SIMPLE Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 13 to the registration statement of the Registered Separate Account, Registration Statement No. 333-89488, filed on April 19, 2010
(e)	Contract Application Form	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity Registration Statement 333-216125, filed on February 17, 2017
(f)	Articles of Incorporation and Bylaws of Insurance Company	Filed Herewith
(g)	Reinsurance Contracts	Not Applicable
(h)(i)	Participation Agreement between the Insurance Company and the Fund as of December 15, 2003	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
(h)(ii)	American Funds Fund Participation Agreement Amendment	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on June 29, 2020
(h)(iii)	American Funds Business Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017

Exhibit	Description	Filed Herewith / Incorporated by reference from
(h)(iv)	American Funds Rule 22c-2 Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(v)	Blackrock Fund Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(vi)	DFA Participation Agreement and Rule 22c-2 Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(vii)	Fidelity Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(viii)	Fidelity Service Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(ix)	Franklin Templeton Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(x)	Franklin Templeton Participation Agreement Addendum	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xi)	Amendment to Franklin Templeton Participation Agreement	Post-Effective Amendment No. 7 to the registration statement of the Registered Separate Account, Registration Statement No. 333-237618, filed on April 26, 2022
(h)(xii)	Franklin Templeton Administrative Services Agreement (ASA)	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xiii)	Franklin Templeton ASA Amendment	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on June 29, 2020
(h)(xiv)	Franklin Templeton ASA Amendment	Post-Effective Amendment No. 12 to the registration statement of the Registered Separate Account, Registration Statement No. 333-216125, filed on April 26, 2023
(h)(xv)	Franklin Templeton Shareholder Information Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xvi)	Janus Henderson Amendment to Fund Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on June 29, 2020
(h)(xvii)	Janus Rule 22c-2 Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xviii)	John Hancock Amendment to Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on June 29, 2020
(h)(xix)	John Hancock Amendment to Administrative Services Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on June 29, 2020
(h)(xx)	MFS Amendment to Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on June 29, 2020

Exhibit	Description	Filed Herewith / Incorporated by reference from
(h)(xxi)	MFS Rule 22c-2 Shareholder Information Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xxii)	PIMCO Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xxiii)	PIMCO Services Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xxiv)	Principal Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xxv)	Amendment to Principal Participation Agreement	Post-Effective Amendment No. 7 to the registration statement of the Registered Separate Account, Registration Statement No. 333-237618, filed on April 26, 2022
(h)(xxvi)	Vanguard Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed Herewith
(l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP	Filed Herewith
(m)	Omitted Financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable
(o)	Initial Summary Prospectus	Not Applicable
(p)	Power of Attorney for John C. Rademacher	Filed Herewith
101.INS	Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
Directors and Officers of the Insurance Company
The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of the Insurance Company, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.

Name and Principal Business Address	Positions and Offices with Insurance Company
Deborah M. Ackerman	Director
Morotoluwa Adebiyi	Vice President and Chief Compliance Officer
N. Cornell Boggs III	Director
Kenneth A. Carow	Director
Bradford N. Creswell	Director
Lynn Crump-Caine	Chair of the Board of Directors
Eric J. Draut	Director
Paul R. Johnston	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Jill B. Louis	Director
Kathryn V. Marinello	Director
Brian J. McGrane	Director
Nichole B. Pechet	Director
John C. Rademacher	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
Angela S. Rieger	Director
David S. Royal	Executive Vice President, Chief Financial & Investment Officer
Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account
Registered Separate Account is a separate account of the Insurance Company. The Insurance Company is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent. Financial statements of Thrivent will be presented on a consolidated basis.
Thrivent Entities	Primary Business	State of Organization
Thrivent	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent operations	Delaware
North Meadows Investment Ltd.[2]	Real estate development and investment corporation	Wisconsin
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Bank[2]	Industrial bank	Utah
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC[3]	Long-term care insurance agency	Minnesota
Thrivent Investment Capital Advisors, LLC[2]	Investment adviser	Delaware
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
Thrivent Education Funding, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023 Holdings, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023, LLC[4]	Special purpose entity	Delaware
BADGER FBN 2025 HOLDINGS, LLC[1]	Special purpose entity	Delaware

Thrivent Entities	Primary Business	State of Organization
BADGER FBN 2025, LLC[5]	Special purpose entity	Delaware
Trout Holdings GP, LLC[1]	General partner	Delaware
Trout Holdings, L.P.[1]	Private equity fund	Delaware
Blue Rock Holdco LLC[2]	Holding vehicle	Delaware
Castle Lending Enterprises, LLC[6]	Special purpose entity	Delaware
College Avenue Student Loans, LLC[7]	Special purpose entity	Delaware
College Ave Student Loan Servicing LLC[8]	Special purpose entity	Delaware
TLC 193 LLC[9]	Special purpose entity	Delaware
Museum Finance, LLC[9]	Special purpose entity	Delaware
College Ave Administrator LLC[8]	Special purpose entity	Delaware
College Ave Depositor, LLC[8]	Special purpose entity	Delaware
College Ave Residual Holdings, LLC[8]	Special purpose entity	Delaware
College Ave Holdings 2019-A, LLC[8]	Special purpose entity	Delaware
Thrivent White Rose GP II, LLC[10]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[10]	General partner	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP IV, LLC[10]	General partner	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[10]	General partner	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[10]	General partner	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[10]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[10]	General partner	Delaware
Thrivent White Rose Fund X Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund X Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XIII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XIV, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XV Fund of Funds, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XV Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Fund of Funds, LLC[12]	Private equity fund	Delaware
Thrivent White Rose GP XV Equity Direct, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XV Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Equity Direct, LLC[12]	Private equity fund	Delaware
Thrivent White Rose GP XVI Fund of Funds, LLC[10]	General partner	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose Fund XVI Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Feeder XVI Fund of Funds, LLC[12]	Private equity fund	Delaware
Thrivent White Rose GP XVI Equity Direct, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XVI Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Feeder XVI Equity Direct, LLC[12]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP IV, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund IV, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder IV, LLC[12]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP V, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund V, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder V, LLC[12]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP VI, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund VI, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder VI, LLC[12]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance GP III, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund III, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance Feeder III, LLC[12]	Private equity fund	Delaware
Thrivent White Rose Endurance GP IV, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund IV, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance Feeder IV, LLC[12]	Private equity fund	Delaware
Thrivent White Rose Private Credit GP I, LLC[10]	General partner	Delaware
Thrivent White Rose Private Credit Fund I Structured Note LP11	Private credit fund	Delaware
Thrivent White Rose Private Credit Fund I LP11	Private credit fund	Delaware
Twin Bridge Capital Partners, LLC[13]	Investment adviser	Delaware
1
Wholly owned subsidiary of Thrivent.
2
Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent is the ultimate controlling entity.
3
Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent is the ultimate controlling entity.
4
Wholly owned subsidiary of White Rose CFO 2023 Holdings, LLC. Thrivent is the ultimate controlling entity.
5
Wholly owned subsidiary of BADGER FBN 2025 HOLDINGS, LLC. Thrivent is the ultimate controlling entity.
6
Directly controlled by Blue Rock HoldCo LLC. Thrivent is the ultimate controlling entity.
7
Directly controlled by Castle Lending Enterprises, LLC. Thrivent is the ultimate controlling entity.
8
Directly controlled by College Avenue Student Loans, LLC. Thrivent is the ultimate controlling entity.
9
Directly controlled by College Ave Student Loan Servicing, LLC. Thrivent is the ultimate controlling entity.
10
Directly controlled by Thrivent Investment Capital Advisors, LLC, which is the managing member of the limited liability company. Thrivent owns an interest in the limited liability company and is the ultimate controlling entity.
11
Directly controlled by its general partner. Thrivent is the ultimate controlling entity. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent’s general account.
12
Directly controlled by Thrivent Investment Capital Advisors, LLC, which is the managing member of the limited liability company. The fund is a pooled investment vehicle organized as a feeder fund of the fund. Thrivent is the ultimate controlling entity.
13
Directly controlled by Thrivent. Investment advisory clients include Pacific Street Fund, Twin Bridge Narrow Gate Fund, Twin Bridge Titan Fund, and Twin Bridge Amplify Fund limited partnerships.

The subsidiaries of Thrivent are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.Thrivent Variable Life Account I
2.Thrivent Variable Insurance Account A
3. Thrivent Variable Insurance Account B
4. Thrivent Variable Insurance Account C
5. Thrivent Variable Annuity Account I
6. Thrivent Variable Annuity Account II
7. Thrivent Variable Annuity Account A
8. Thrivent Variable Annuity Account B
9. Thrivent Variable Annuity Account C
Indemnification
Section 33 of the Insurance Company’s Bylaws, Article VIII the Fund’s Articles of Incorporation, Section 4.01 of the Fund’s First Amended and Restated Bylaws, and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by the Insurance Company, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Insurance Company, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between the Insurance Company, the Accounts and the Fund contains a provision in which the Fund and Insurance Company mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and the Insurance Company contain provisions in which the Fund and Insurance Company mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, the Insurance Company, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity. Thrivent Investment Management Inc. is the principal underwriter of the Contracts.

(b) Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Nicholas M. Cecere	Executive Vice President, Chief Distribution Officer, and Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Arika V. Johnson	Director
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Andrew D. Norgard	Treasurer
Paul R. Johnston	Director
Caleb A. Bousu	Director
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Vice President, Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Cynthia J. Nigbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Maria E. Sanchez	Assistant Secretary
Mary E. Faulkner 4321 North Ballard Road Appleton WI 54919	Vice President Chief Information Security Officer
(c) Compensation from Registrant. Not Applicable.
Management Services
Not Applicable.
Fee Representation and Undertakings
Insurance Company hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-216125, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent Financial.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant (certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 29th day of April, 2026.
Thrivent Variable Annuity Account I (Registered Separate Account)

By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Registered Separate Account

Thrivent Financial for Lutherans (Insurance Company)
By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Insurance Company
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

David S. Royal*	Executive Vice President, Chief Financial & Investment Officer
Paul R. Johnston*	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Deborah M. Ackerman*	Director
N. Cornell Boggs, III*	Director
Kenneth A. Carow*	Director
Bradford N. Creswell*	Director
Lynn Crump-Caine*	Chair of the Board of Directors
Eric J. Draut*	Director
Jill B. Louis*	Director
Kathryn V. Marinello*	Director
Brian J. McGrane*	Director
Nichole B. Pechet*	Director
John C. Rademacher*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 29, 2026
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
THRIVENT VARIABLE ANNUITY ACCOUNT I
The exhibits below represent only those exhibits which are newly filed with this Registration Statement.
EXHIBIT NO.
EX (f)	Articles of Incorporation and Bylaws of Insurance Company
EX (k)	Opinion and Consent of Counsel as to the legality of the securities being registered (including written consent)
EX (l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP
EX (p)	Power of Attorney for John C. Rademacher